UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Helmerich & Payne, Inc.

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2024 PROXY STATEMENT

Notice Of Annual Meeting

February 27, 2024

FlexRig
434

Message From Our CEO
To our Stockholders,
We operate in a cyclical and volatile industry, which creates a unique set of challenges and opportunities. Fiscal 2023 was no exception in that regard. The fiscal year started out strong with expectations that we would reach over 190 rigs working in our North America Solutions segment. However, as the year unfolded, geopolitical and economic factors created uncertainty in the global crude oil market and a relatively warm winter in the U.S. caused declines in natural gas prices, which caused a meaningful reduction in the demand for rigs in the U.S. Consequently, we ended the fiscal year operating 147 rigs in our North America Solutions segment.
The Company quickly adapted to the changing market conditions, while at the same time remaining attentive to generating reasonable economic returns. As such, our direct margins held up relatively well during the fiscal year despite the decline in rig activity. Our focus on contract economics and persistent efforts to monetize the value we create for customers overrode the historical industry behavior of prioritizing market share in a declining market. We believe that our long history of drilling experience enables us to drive value for customers through operations and technology solutions, and it is the consistent and reliable delivery of those outcomes that will ultimately drive market share rather than short-term rate concessions. As a result, the Company was able to generate returns in excess of its estimated cost of capital during fiscal 2023 in the face of challenging market conditions.
We believe that part of our success in being a sustainable company is having a multi-pronged approach to capital allocation. First, we begin with upholding the Company’s established strong financial position, balance sheet strength, and fiscal prudence. These provide a stable backdrop that enables us to consistently plan and act in a way that we believe maximizes long-term outcomes, rather than worrying about survival in times of industry turmoil. Second, we look to invest in internal projects with attractive returns. Our annual capex plans for the year ahead reflect investments that maintain the competitive nature of our North American Solutions FlexRig® fleet, including capital spending deferments that were made during the pandemic years as well as support our international expansion and diversification strategy. Third and finally, we seek to uphold our longstanding commitment to provide returns to stockholders. Last year, we were one of the first companies in the oilfield service industry to announce and institute a supplemental cash return plan for stockholders. The plan balanced visibility and flexibility and we not only maintained a competitive dividend yield, but also took advantage of what we viewed as dislocations in our stock price to opportunistically repurchase shares. In fiscal 2023, the combination of our long-established base dividend, an inaugural supplemental dividend, and share repurchases ultimately allowed us to return capital to stockholders equivalent to approximately 10% of the Company’s average market cap for the year. As we headed forward to fiscal 2024, we refreshed the plan based on current market conditions and expectations, substantially retaining the same basic flexible structure as the previous year.
We are proud of what we achieved in fiscal 2023, but remain cognizant that we will need to continue to navigate through the uncertainties associated with our business and industry in the coming quarters and years. We recognize the need to have a long-term focus built on strong fundamentals, but also maintain a nimble mindset to adjust to changing market conditions. These beliefs and actions are a product of our corporate value of “Do the Right Thing.” We will continue our related efforts to make prudent financial decisions and investments, to operate in a safe and environmentally responsible manner, and to minimize any potentially negative safety incidents or environmental impacts.
Sincerely,
John W. Lindsay
President and Chief Executive Officer
January 17, 2024

Notice of Annual Meeting of Stockholders
DATE AND TIME:	VIRTUAL MEETING SITE	RECORD DATE
Tuesday, February 27, 2024 12:00 p.m., Central time	www.virtualshareholdermeeting.com/HP2024	You may vote if you were a stockholder of record as of the close of business on January 2, 2024.
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Helmerich & Payne, Inc. (the “Company”) will be held for the following purposes:
Proposal
1	To elect as Directors the 11 nominees named in the attached proxy statement to serve until the Annual Meeting of Stockholders in 2025			FOR each nominee
	• Delaney Bellinger • Belgacem Chariag • Kevin G. Cramton • Randy A. Foutch	• Hans Helmerich • Elizabeth Killinger • John W. Lindsay • José R. Mas	• Thomas A. Petrie • Donald F. Robillard, Jr. • John D. Zeglis
2	To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2024			FOR
3	To cast an advisory vote to approve the compensation of our named executive officers disclosed in the attached proxy statement			FOR
4	To consider and vote to approve the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan			FOR
To consider and transact any other business which may come before the meeting or any adjournment thereof
The Annual Meeting will be virtual only and will be conducted via live webcast. Our virtual Annual Meeting has been designed to provide stockholders with similar opportunities to participate as they would have had at an in-person meeting. You will be able to participate in the Annual Meeting online and submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/HP2024. You will also be able to vote your shares electronically (other than shares held through our employee benefit plans which must be voted prior to the Annual Meeting). The proxy statement provides information on how to join the Annual Meeting online and about the business we plan to conduct.
Your vote is important! Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible so that we may be assured of a quorum to transact business. You may vote by using the Internet, telephone, or by completing, signing, dating and returning the proxy mailed to those who receive a paper copy, or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2024 using your control number and casting your shares electronically on February 27, 2024. The Notice of Internet Availability of Proxy Materials and the proxy materials are first being made available to our stockholders on or about January 17, 2024.
We encourage you to review these proxy materials and vote your shares before the Annual Meeting.
By Order of the Board of Directors,

William H. Gault Corporate Secretary
Tulsa, Oklahoma January 17, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 27, 2024
The proxy statement and our 2023 Annual Report to Stockholders are available at www.proxyvote.com.
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this Proxy Statement, including without limitation, statements regarding our future financial position, business strategy and plans, including stockholder return plans, and objectives of management for future operations are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “commit,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “goal,” “continue,” or the negative thereof or similar terminology. Forward-looking statements are based upon current plans, estimates, and expectations surrounding, among other things, rig pricing, activity levels, margins, cash generation, capital expenditures, and other investment opportunities that are subject to risks, uncertainties, and assumptions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. For a more detailed discussion of important factors that could cause actual results to differ materially from our expectations or results discussed in the forward-looking statements, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K filed with the SEC.
Forward-looking and other statements in this document may also address our sustainability progress, plans, and goals and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Statements regarding our goals are not guarantees or promises that they will be met. Website references included throughout are provided for convenience only, and the contents of our websites do not constitute a part of and are not incorporated by reference into this proxy statement.

1437 South Boulder Avenue
Tulsa, Oklahoma 74119
Proxy Statement
2024 Proxy Statement	1

Virtual Annual Meeting Information
DATE AND TIME:	VIRTUAL MEETING SITE	RECORD DATE
Tuesday, February 27, 2024 12:00 p.m., Central time	www.virtualshareholdermeeting.com/HP2024	You may vote if you were a stockholder of record as of the close of business on January 2, 2024.
Items of Business and Voting Recommendations
Proposal				Board Voting Recommendation
1	The election of the 11 nominees as Directors:			FOR each nominee
	• Delaney Bellinger • Belgacem Chariag • Kevin G. Cramton • Randy A. Foutch	• Hans Helmerich • Elizabeth Killinger • John W. Lindsay • José R. Mas	• Thomas A. Petrie • Donald F. Robillard, Jr. • John D. Zeglis
2	The ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2024			FOR
3	The advisory vote to approve the compensation of our named executive officers disclosed in this proxy statement			FOR
4	The vote to approve the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan			FOR
We will also consider any other business that properly comes before the Annual Meeting.
Our Board of Directors recommends that you vote your shares FOR the 11 Director nominees identified under Proposal 1, and FOR Proposals 2, 3, and 4.
2	2024 Proxy Statement

Proxy Summary
2024 Proxy Statement	3

The H&P Way
The H&P Way was created to define our purpose, core values, and the behaviors that drive our culture.
OUR PURPOSE	Improving lives through efficient and responsible energy.
WHAT WE DO	We safely provide performance-driven drilling solutions.
OUR VALUES	Our values reflect who we are and the way we interact with one another, our customers, partners, and shareholders
Actively C.A.R.E.: We treat one another with respect. We care about each other. We are committed to Controlling and Removing Exposures for ourselves and others.
Service Attitude: We do our part and more for those around us. We consider the needs of others and provide solutions to meet their needs.
Innovative Spirit: We constantly work to improve and try new approaches. We make decisions with the long-term view in mind.
Teamwork: We listen to one another and work toward a common goal. We collaborate to achieve results and focus on success with our customers and shareholders.
Do the Right Thing: We are honest and transparent. We tackle tough situations and speak up when needed.
Company Overview
Helmerich & Payne, Inc. (“H&P,” which, together with its subsidiaries, is identified as the “Company,” “we,” “us” or “our,” except where stated or the context requires otherwise) was incorporated under the laws of the State of Delaware on February 3, 1940 and is successor to a business originally organized in 1920. We provide performance-driven drilling solutions and technologies that are intended to make hydrocarbon recovery safer and more economical for oil and gas exploration and production companies. We focus primarily on the drilling segment of the oil and gas production value chain. Our technology services focus on developing, promoting and commercializing technologies designed to improve the efficiency and accuracy of drilling operations, as well as wellbore quality and placement.
Our drilling services operations are organized into the following reportable operating business segments: North America Solutions, Offshore Gulf of Mexico and International Solutions. Our North America Solutions operations are primarily located in Texas, but also traditionally operate in other states, depending on demand. Such states include: Colorado, Louisiana, New Mexico, North Dakota, Ohio, Oklahoma, Pennsylvania, Utah, West Virginia and Wyoming. Additionally, Offshore Gulf of Mexico operations are conducted in Louisiana and in U.S. federal waters in the Gulf of Mexico and our International Solutions operations have rigs and/or services primarily located in five international locations: Argentina, Bahrain, Colombia, the United Arab Emirates, and Australia. Our operations in Australia began in the fourth fiscal quarter of 2023.
We also own and operate a limited number of commercial real estate properties located in Tulsa, Oklahoma. Our real estate investments include a shopping center containing approximately 365,000 leasable square feet and approximately 176 acres of undeveloped real estate. Our research and development endeavors include both internal development and external acquisition of developing technologies.
4	2024 Proxy Statement

Helmerich & Payne Board of Directors
Director	Age	Director since	Independent	Current Committee Composition			Other Current Public Company Boards
				Audit	Human Resources	Nominating & Corporate Governance
DELANEY M. BELLINGER Retired Vice President and Chief Information Officer, Huntsman Corporation	65	July 2018		●		●	None
BELGACEM CHARIAG Former Chairman, President, and Chief Executive Officer, Ecovyst, Inc.	61	August 2021			●	●	Harbour Energy PLC.
KEVIN G. CRAMTON Operating and Executive Partner, HCI Equity Partners	64	March 2017		●		●	None
RANDY A. FOUTCH Retired Chairman and Chief Executive Officer, Laredo Petroleum, Inc.	72	March 2007			●	Chair	None
HANS HELMERICH Chairman of the Board, Helmerich & Payne, Inc.	65	March 1987 Chairman since 2012					Coterra Energy Inc.
ELIZABETH R. KILLINGER Executive Vice President, NRG Home, NRG Energy, Inc.	54	July 2023		●		●	None
JOHN W. LINDSAY President and Chief Executive Officer, Helmerich & Payne, Inc.	63	September 2012					Arcosa, Inc.
JOSÉ R. MAS Chief Executive Officer, MasTec, Inc.	52	March 2017			●	●	MasTec, Inc.
THOMAS A. PETRIE Retired Chairman, Petrie Partners, LLC	78	June 2012			Chair	●	None
DONALD F. ROBILLARD, JR. President, Robillard Consulting, LLC; Retired Director, Executive Vice President, Chief Financial Officer and Chief Risk Officer, Hunt Consolidated	72	June 2012		Chair		●	Cheniere Energy, Inc.
JOHN D. ZEGLIS Retired Chief Executive Officer and Chairman of the Board, AT&T Wireless Service, Inc.	76	March 1989		●		●	None
2024 Proxy Statement	5

Board Composition Highlights
Director Skills, Experiences, and Diversity
The Board of Directors (the “Board of Directors” or the “Board”) values a diverse group of directors who possess the background, skills, and expertise and the highest level of personal and professional ethics, integrity, judgment, and values to represent the long-term interests of the Company and its stockholders. The table below summarizes some of the key skills and qualifications of each individual director. This summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board. Additional information about each director nominee is provided in the biographies below under “Corporate Governance — Director Nominees.” Also provided below are the individual gender and ethnic attributes of our Directors.
Director Skills and Experiences	Delaney M. Bellinger	Belgacem Chariag	Kevin G. Cramton	Randy A. Foutch	Hans Helmerich	Elizabeth R. Killinger	John W. Lindsay	José R. Mas	Thomas A. Petrie	Donald F. Robillard, Jr.	John D. Zeglis	# of Directors
Accounting and finance	●		●	●		●		●	●	●	●	8
Corporate governance	●	●	●	●	●		●	●	●	●	●	10
Diverse industries	●	●	●	●	●			●		●	●	8
Engineering	●	●		●			●	●	●			6
Executive leadership	●	●	●	●	●	●	●	●	●	●	●	11
Global business	●	●	●	●	●		●	●	●	●	●	10
Health, Safety & Environmental	●	●	●		●		●	●			●	7
Information Technology	●		●	●		●						4
Investment, private equity and capital markets			●	●	●			●	●	●		6
Legal											●	1
Oil and gas industry	●	●		●	●		●		●	●		7
Public company board experience		●	●	●	●		●	●	●	●	●	9
Risk management	●	●	●	●	●	●	●	●		●	●	10
Strategic planning	●	●	●	●	●	●	●	●	●	●	●	11
Board Self-Identification*
Gender	F	M	M	M	M	F	M	M	M	M	M
Race/Ethnicity	W	MEA	W	W	W	W	W	H	W	W	W
*Key: F - Female; M - Male; H - Hispanic; MEA - Middle East/North-Africa; W - White
6	2024 Proxy Statement

Corporate Governance Best Practices
H&P’s Board oversees the CEO and other senior management in the competent and ethical operation of H&P and assures that the long term interests of stockholders are being served.
Board Composition and Independence	Board and Committee Practices	Stockholder Rights

•
100% independent committees

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9 of our 11 directors are independent

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Separation of Chair and CEO roles

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Strong independent Lead Director, elected by independent directors

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Regular executive sessions provided for Board members

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Significant interaction with senior management and access to other employees

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Director orientation and continuing education

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96.5% attendance at Board and committee meetings in fiscal 2023

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Commitment to include candidates who reflect diverse backgrounds, including diversity of gender and race in search for new director candidates

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Active Board oversight of strategy, risk management, and sustainability program

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Stock ownership guidelines

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Single class of stock with equal voting rights

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Annual elections for directors

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Majority voting standard for uncontested director elections

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Proxy access for stockholders

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Active stockholder engagement

Effective Board Oversight of Risk Management
Strategic and business risks, such as those relating to our drilling business and technology solutions, markets, and capital investments, are monitored by the entire Board.
Board of Directors

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Oversees the Company’s processes for identifying and managing the significant risks facing the Company

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Reviews the Company’s significant risks and the responsibilities of management and the Board’s committees in assisting the Board in its risk oversight

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Evaluates Board processes and performance and the overall effectiveness of the Board

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Oversees climate-related risks and opportunities and the Company’s strategy, policies and performance related to environmental, health and safety, corporate social responsibility and sustainability matters

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Reviews and approves business plans, major strategies, and financial objectives

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Monitors strategic and business risks

◦
drilling business

◦
technology solutions

◦
markets

◦
capital investments

Audit Committee
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Reviews processes and policies with respect to risk assessment and risk management, including our enterprise risk management program

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Reviews risks associated with financial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, and physical security

Human Resources Committee
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Establishes compensation performance goals intended to drive behavior that does not encourage or result in material risk of adverse consequences to the Company or its stockholders

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Reviews compensation risk assessments

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Reviews compensation clawback policies

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Reviews and monitors compliance with stock ownership guidelines

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Reviews risks, strategies, and policies related to human capital management

Nominating & Corporate
Governance Committee
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Oversees Director succession planning, including efforts to mitigate risks associated with loss of expertise and leadership at the Board level

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Oversees Director independence, effectiveness, and organization

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Assesses management succession planning and corporate governance practices

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Develops and implements H&P’s corporate governance principals

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Reviews investor relations matters

2024 Proxy Statement	7

For more information, see “Corporate Governance — Our Risk Management Program and the Board’s Role in Risk Oversight” and “Compensation Discussion and Analysis — Compensation Risk Assessment”
Executive Compensation
Sound Design
Our executive compensation program is designed to:
•
align the interests of our leaders with those of our stockholders

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attract, retain, and motivate strong leadership

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link pay with performance and execution of strategy

+Pay for Performance
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significant portion of target compensation is performance-based and at risk

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short-term cash incentive compensation is tied to exacting financial objectives with payouts that vary based on our performance

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performance-based equity awards that comprise 50% of target annual equity award opportunities

=Superb Results Despite Industry Headwinds
In fiscal 2023, our management team orchestrated organizational dexterity to deliver results that outperformed the level of rig activity during the period.
Drilling Segment Operating Revenue
North America Solutions	International Solutions
$2,519M	$212.5M
40.9% year-over-year increase	56.2% year-over-year increase
Offshore Gulf of Mexico
$130M
3.8% year-over-year increase
Contracted Drilling Rig Fleet (Sept. 30 of FY)	Average Active Rigs(1)

(1)
‘Average active rigs’ represents the average number of rigs generating revenue during the applicable period. This metric is calculated by dividing revenue days by total days in the applicable period (i.e., 365 days).

8	2024 Proxy Statement

Sustainability and Human Capital Management
As a 100+ year old company Helmerich & Payne believes in the importance of sustainability. Making prudent financial decisions and investments, endeavoring to operate in a safe and environmentally responsible manner, striving to minimize any potentially negative environmental impacts, reducing emissions and waste are products of our value — “Do the Right Thing.” Our focus on technology, people, community, efficiency, and innovation all promote our ability to be a sustainable company. The Board has direct oversight over our sustainability strategy, policies, and performance and receives a report on these matters at each regularly scheduled Board meeting. The Board also receives information on our sustainability reporting systems and engagements with stockholders on sustainability matters. We believe having the full Board oversee these matters enhances our sustainability efforts, which is an important part of our overall strategy. The Human Resources Committee reviews risks, strategies, and policies related to human capital management.
Our 2023 Sustainability Report, which discusses our sustainability efforts and performance during the fiscal year, continues our focus on transparent reporting. Our Sustainability Report aligns with leading sustainability reporting frameworks, including the Sustainability Accounting Standards Board (“SASB”), Task Force on Climate-related Financial Disclosures (“TCFD”), and Global Reporting Initiative (“GRI”). Some of our sustainability successes are outlined below in “Proxy Summary — Fiscal 2023 Sustainability Highlights.” More information about sustainability efforts can be found on our sustainability website at www.helmerichpayne.com/sustainability and in our Sustainability Reports.
Fiscal 2023 Sustainability Highlights
Environmental
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Achieved a 3.7% reduction in Scope 1 and 2 greenhouse gas (“GHG”) emissions normalized by drilling activity in our North American Solutions business segment compared to fiscal 2022, which exceeded our goal for the year

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Updated the quantitative scenario analysis performed in fiscal 2022 aligned with the TCFD

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Established a long-term intensity-based GHG emissions reduction target set for the end of fiscal 2030

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Continued investment and support of unconventional geothermal energy technologies and began to provide drilling solutions for pilot commercial enhanced geothermal systems

Employees
•
Continued to increase diverse representation of our workforce, including minority representation of domestic employees and women in senior management positions

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Expanded Diversity, Equity, and Inclusion (“DE&I”) program by establishing an international DE&I framework

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Achieved a ~40% reduction in serious injury and fatality or “SIF” incidents involving a LifeBelt breakdown compared to fiscal 2022(2)

Communities
•
Supported over 90 philanthropic organizations in fiscal 2023

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Joined the Permian Strategic Partnership, a coalition of energy companies and higher education institutions, that works with local leaders to help foster school improvements, safer roads, quality healthcare, affordable housing, and workforce training for residents in the Permian Basin of New Mexico and Texas

•
Joined a three-pronged platform focused on energy innovation, which includes

(2)
See “Compensation Discussion and Analysis — Performance-Based Compensation Components — Company Strategic and Operational Performance Metrics” for more information on this safety performance goal and our safety program.

2024 Proxy Statement	9

•
funding and support to a non-profit startup seeking to establish and promote Tulsa and Oklahoma as a hub for new energy technology companies

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an early stage venture capital fund committed to investing in regional companies developing energy technology, including those that advance energy transition

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a program offering established energy companies support to accelerate their innovation agendas by connecting them with startup companies developing solutions aligned with research and development needs

Governance
•
Updated Corporate Governance Guidelines to reflect the Board’s role in overseeing the Company’s strategy, policies and performance related to environmental, health and safety, corporate social responsibility and sustainability matters

•
Board oversight of 2030 GHG emissions reduction target and quantitative scenario analysis aligned with the TCFD

10	2024 Proxy Statement

Corporate Governance
This section describes the role and
structure of H&P’s Board and our
corporate governance framework.
2024 Proxy Statement	11

Corporate Governance
The Board has adopted Corporate Governance Guidelines to address significant corporate governance issues. Our Corporate Governance Guidelines, as well as our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our Amended and Restated By-laws (the “By-laws”), all Board committee charters, our Code of Business Conduct and Ethics (which is applicable to our Directors, officers, and employees), our Code of Ethics for Principal Executive Officer and Senior Financial Officers, and our Related Person Transaction Policies and Procedures, are available on our website, www.helmerichpayne.com/corporate-governance-information.
The information on our website is not incorporated by reference in this proxy statement. A printed copy of the above-mentioned documents will be provided without charge upon written request to our Corporate Secretary.
Our Corporate Governance Guidelines provide a framework for our corporate governance initiatives and cover topics such as director independence and selection and nomination of director candidates, communication with the Board, Board committee matters, and other areas of import. Certain highlights from our Corporate Governance Guidelines, as well as other corporate governance matters, are discussed below.
Board Committees
The Board is responsible for overseeing the Company’s business and affairs, providing guidance and insight to the Company’s management and effectively stewarding the long-term interests of the Company and its stockholders. The Board reviews significant developments affecting the Company and acts on matters requiring Board approval. The Chairman of the Board, the Lead Director, and the committee chairs set Board and committee agendas in advance of every meeting so that appropriate, relevant subjects, are covered with time for meaningful discussion. Directors receive comprehensive materials in advance of Board and committee meetings and are expected to review these materials before each meeting. The standing committees of the Board are the Audit Committee, the Human Resources Committee, and the Nominating and Corporate Governance Committee. Below is an overview of the members of each of the committees and the primary duties of each of the committees as of the date of this proxy statement.
12	2024 Proxy Statement

AUDIT COMMITTEE
Members: Donald F. Robillard, Jr. (Chair); Delaney M. Bellinger; Kevin G. Cramton; Elizabeth R. Killinger; John D. Zeglis

PRIMARY RESPONSIBILITIES
•
assist the Board in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company

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monitor the qualifications, independence, and performance of our independent registered public accounting firm

AUDIT COMMITTEE REPORT AND CHARTER
•
The Audit Committee Report is provided below under “Proposal 2 — Ratification of Appointment of Independent Auditors”

•
The Board has adopted a written charter for the Audit Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE
•
The Board has determined Messrs. Cramton and Robillard are “audit committee financial experts” as defined by the Securities and Exchange Commission (“SEC”)

•
The Board has also determined that all Audit Committee members are “financially literate” as contemplated by the rules of the New York Stock Exchange (“NYSE”)

•
All members of the Audit Committee are independent

HUMAN RESOURCES COMMITTEE
Members: Thomas A. Petrie (Chair); Randy A. Foutch; Belgacem Chariag; José R. Mas

PRIMARY RESPONSIBILITIES
•
evaluate the performance of our executive officers

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review and make decisions regarding compensation of our executive officers

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make recommendations regarding compensation of non-employee members of our Board

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review and make recommendations or decisions regarding incentive compensation and equity-based compensation

COMPENSATION COMMITTEE REPORT AND HUMAN RESOURCES COMMITTEE CHARTER
•
The Compensation Committee Report is provided below under “Compensation Committee Report”

•
The Board has adopted a written charter for the Human Resources Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE
•
All members of the Human Resources Committee are independent

2024 Proxy Statement	13

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Members: Randy A. Foutch (Chair); Delaney M. Bellinger; Belgacem Chariag; Kevin G. Cramton; Elizabeth R. Killinger; José R. Mas; Thomas A. Petrie; Donald F. Robillard, Jr.; John D. Zeglis

PRIMARY RESPONSIBILITIES
•
identify and recommend to the Board the selection of director nominees for each Annual Meeting of Stockholders or for any vacancies on the Board

•
make recommendations to the Board regarding the adoption or amendment of corporate governance principles applicable to the Company

•
assist the Board in developing and evaluating potential candidates for executive positions and generally overseeing management succession planning

NOMINATING AND CORPORATE GOVERNANCE CHARTER
•
The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE.
•
All members of the Nominating and Corporate Governance Committee are independent

14	2024 Proxy Statement

Director Independence
Our Corporate Governance Guidelines provide that a majority of the Board must meet the requirements for being an independent director under the listing standards of the NYSE and applicable law, including the requirement that the Board affirmatively determine that the Director has no material relationship with us. To guide its determination of whether a Director is independent, the Board has adopted the following categorical standards:
A Director will not be independent if:
•
the Director is, or has been, within the last three years, a Company employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
the Director has received, or an immediate family member has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than Director and committee fees and pension and other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
the Director is a current partner or employee of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current partner of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current employee of a firm that is our internal or external auditor and who personally works on the Company’s audit;

•
the Director or an immediate family member was within the last three years a partner or employee of a firm that is our internal or external auditor and personally worked on our audit within that time;

•
the Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues.

In addition, the following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence:
•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an affiliate or executive officer of another company (including banks or financial institutions) to which we were indebted, or to which such other company was indebted to us, during the last or current fiscal year and the total amount of indebtedness did not exceed two percent of the total consolidated assets of the indebted entity at the end of such fiscal year;

•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an executive officer, director, or trustee of a charitable organization where our annual discretionary charitable contributions to the charitable organization, in the last or current fiscal year, did not exceed the greater of $1,000,000 or two percent of that organization’s consolidated gross revenues;

•
the Director (or an immediate family member of a Director) is a member of, employed by, or of counsel to a law firm or investment banking firm that performs services for us, provided the payments made by us to the firm during a fiscal year do not exceed two percent of the firm’s gross revenues for the fiscal year, and the Director’s relationship with the firm is such that his or her compensation is not linked directly or indirectly to the amount of payments the firm receives from us; or

•
a relationship arising solely from a Director’s position as a director of another company that engages in a transaction with us will not be deemed a material relationship or transaction that would cause a Director to not be independent.

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A Director who is a member of our Audit Committee will not be independent if such Director: (i) other than in his or her capacity as a member of the Board, the Audit Committee, or any other Board committee, accepts directly or indirectly any consulting, advisory, or other compensatory fee from us or any subsidiary (except for retirement benefits to the extent permitted by applicable rules of the SEC); or (ii) is an affiliated person (as defined by the SEC) of us or any subsidiary. Similarly, in affirmatively determining the independence of any Director who will serve on the Human Resources Committee, the Board considers all factors specifically relevant to determining whether a Director has a relationship to the Company which is material to that Director’s ability to be independent from management in connection with the duties of a Human Resources Committee member, including, but not limited to: (i) the source of compensation of such Director, including any consulting, advisory, or other compensatory fee paid by the Company to such Director; and (ii) whether such Director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company. For relationships that do not fall within the categories delineated above, the other Board will determine whether a relationship is material and, therefore, whether such Director would be independent.
In determining the independence of Mses. Bellinger and Killinger and Messrs. Chariag, Cramton, Foutch, Mas, Petrie, Robillard, and Zeglis, the Board considered, as previously disclosed, that in fiscal 2022, H&P made a $33 million investment in Galileo Holdco 2 Limited Technologies (“Galileo”) in the form of a convertible note and that Messrs. Foutch and Robillard are independent Directors of the parent company of Galileo (“Galileo Parent”). Messrs. Foutch and Robillard did not have a direct or indirect interest in this transaction. After applying the standards set forth above in our Corporate Governance Guidelines, the Board determined that Mses. Bellinger and Killinger and Messrs. Chariag, Cramton, Foutch, Mas, Petrie, Robillard, and Zeglis, our current, non-employee Directors, had no material relationship with the Company and that each is independent under our categorical standards and the requirements of the NYSE and applicable law, including, with respect to members of the Audit and Human Resources Committees, those applicable to such committee service. The Board also determined that Edward B. Rust, Jr. and Mary M. VanDeWeghe were independent under our categorical standards and the requirements of the NYSE and applicable law during the time each served as directors.
Board Leadership Structure
We believe that the most effective board structure is one that emphasizes board independence and ensures that the board’s deliberations are not dominated by management. With the exception of Messrs. Helmerich and Lindsay, our Board is composed entirely of independent Directors. Our Nominating and Corporate Governance Committee (“NCG Committee”), which is composed of our independent Directors only, regularly reviews the Board’s leadership structure to assist the Board in fulfilling its responsibility to provide independent oversight and management for the Company.
Our Corporate Governance Guidelines provide that if the Chairman of the Board (the “Chairman”) is not an independent director, then the independent directors will annually elect an independent director to serve as lead director (the “Lead Director”). The independent Directors designated Mr. Foutch to serve in the role of Lead Director in 2023. The independent directors believe that Mr. Foutch is well suited to serve as Lead Director given his significant managerial, operational and industry experience, as well as his experience in corporate governance. As a result of his broad-based and relevant background, as well as his deep knowledge of our business, the independent Directors believe Mr. Foutch is well-positioned as Lead Director to provide constructive, independent and informed guidance and oversight to management. As Lead Director, Mr. Foutch coordinates the activities of the other Independent Directors, presides at all executive sessions of the independent Directors when management is not present, may represent the Board in communications with stockholders and other stakeholders, and may provide input on the design of the Board itself. During fiscal 2023, our independent Directors met in executive session without management at each of the four regularly scheduled Board meetings. Mr. Foutch was presiding Director for all executive sessions. The Lead Director also performs other duties and responsibilities as determined from time to time by the Board.
The Company’s By-laws provide that, in general, any two or more offices may be held by the same person, including the offices of Chairman and Chief Executive Officer (“CEO”). Additionally, the office of Chairman may be held by an individual who is not an independent director. Currently, Mr. Hans Helmerich is the Chairman, and
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Mr. John W. Lindsay is the CEO. The Board believes that this flexibility in the allocation of the responsibilities of these two roles is beneficial and enables the Board to adapt the leadership function to changing circumstances.
Mr. Helmerich has served as a Director since 1987 and became the Chairman in 2012. He served as the Company’s CEO from 1989 until his retirement in 2014. He also was the Company’s President from 1987 to 2012. Mr. Helmerich, who has nearly 25 years of successful experience as CEO and possesses in-depth knowledge of the Company, its operations, and the evolving drilling and energy industry, has been responsible for providing guidance and leadership to the Board. Mr. Lindsay was promoted to President and Chief Operating Officer and was appointed to the Company’s Board of Directors in 2012 and succeeded Mr. Helmerich as CEO in 2014. Since joining the Company in 1987 as a drilling engineer, Mr. Lindsay has served in various management positions. Mr. Lindsay brings to the Board and the Company significant leadership, knowledge, and experience in the contract drilling industry.
At this time, the Board believes that the interests of all stockholders are best served by the leadership model described above. The Board believes the combined experience and knowledge of Messrs. Foutch, Helmerich, and Lindsay in their respective roles as Lead Director, Chairman, and CEO provides the Board and the Company with both strong, independent guidance, and continuity of leadership that will promote the Company’s continued success. We believe that the Board’s current leadership, committee structure, and strong governance practices help the Board oversee the Company’s risks, create a productive relationship between the Board and management, and promote strong independent oversight that benefits our stockholders.
Board Meeting Attendance
There were five meetings of the Board held during fiscal 2023, four of which were regularly scheduled. We require each Director to make a diligent effort to attend all Board and committee meetings as well as the Annual Meeting of Stockholders. All twelve of our then-sitting Directors attended the 2023 Annual Meeting of Stockholders. During fiscal 2023, no incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and its committees of which he or she was a member (during the period for which he or she was a Director).
Director Identification, Evaluation, and Nomination
General Principles and Procedures
We believe that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board’s ability to work as a collective body while giving us the benefit of familiarity and insight into our affairs that our Directors have accumulated during their tenure. Accordingly, the process for identifying nominees reflects our practice of re-nominating incumbent Directors who continue to satisfy the NCG Committee’s criteria for membership on the Board and the eligibility requirements of our By-laws, whom the NCG Committee believes continue to make important contributions to the Board, and who consent to continue their service on the Board.
In general, and as more fully outlined in the Corporate Governance Guidelines, in considering candidates for election at an Annual Meeting of Stockholders, the NCG Committee will:
•
consider if the Director continues to satisfy the minimum qualifications for director candidates as set forth in the Corporate Governance Guidelines;

•
assess the performance of the Director during the preceding term; and

•
determine whether there exists any special, countervailing considerations against re-nomination of the Director.

If the NCG Committee determines that (i) an incumbent Director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as Director during the preceding term, and (ii) there exists no reason, including considerations relating to the composition and functional needs of the Board as a whole, why in the NCG Committee’s view the incumbent Director should not be re-nominated, then the NCG Committee will, absent special circumstances, propose the incumbent Director for re-election.
The NCG Committee will identify and evaluate new candidates for election to the Board where it identifies a need to do so, including for the purpose of filling vacancies or a decision of the Directors to expand the size of the Board.
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The NCG Committee will solicit recommendations for nominees from persons that the NCG Committee believes are likely to be familiar with qualified candidates. The NCG Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. The Committee is committed to including in each search candidates who reflect diverse backgrounds, including diversity of gender and race.
As to each recommended candidate that the NCG Committee believes merits consideration, the NCG Committee will:
•
cause to be assembled information concerning the background and qualifications of the candidate;

•
determine if the candidate satisfies the minimum qualifications required by our Corporate Governance Guidelines and the eligibility requirements of our By-laws;

•
determine if the candidate possesses any of the specific qualities or skills that the NCG Committee believes must be possessed by one or more members of the Board;

•
consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

•
consider the extent to which the membership of the candidate on the Board will promote diversity among the Directors.

Based on all available information and relevant considerations, the NCG Committee will select and recommend to the Board a candidate who, in the view of the NCG Committee, is most suited for membership on the Board. Retaining a diverse Board remains an important consideration as the NCG Committee considers future appointments.
Stockholder Recommendations
The NCG Committee considers recommendations for Director candidates submitted by holders of our shares entitled to vote generally in the election of Directors. Candidates for Director who are properly recommended by our stockholders will be evaluated in the same manner as any other candidate for Director. In addition, the NCG Committee may consider the number of shares held by the recommending stockholder and the length of time such shares have been held.
For each Annual Meeting of Stockholders, the NCG Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The NCG Committee will only consider recommendations of nominees for Director who satisfy the minimum qualifications prescribed by our Corporate Governance Guidelines and the eligibility requirements of our By-laws. For a stockholder recommended candidate to be considered by the NCG Committee, the stockholder recommendation must be submitted in writing before our fiscal year-end to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 1437 South Boulder Avenue, Suite 1400 Tulsa, Oklahoma 74119
and must include the reasons for the recommendation, a description of the candidate’s qualifications and the candidate’s written consent to being considered as a Director nominee, together with a statement of the number of shares of our stock beneficially owned by the stockholder making the recommendation and by any other supporting stockholders (and their respective affiliates). The NCG Committee may require the stockholder submitting the recommendation or the recommended candidate to furnish such other information as the NCG Committee may reasonably request.
Stockholder Nominations
Our By-laws provide that stockholders meeting certain requirements may nominate persons for election to the Board of Directors if such stockholders comply with the procedures set forth in our By-laws.
For more information on stockholder nominations, see “Additional Information — Stockholder Proposals and Nominations.”

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Director Qualification Standards
All persons nominated to serve as one of our Directors should possess the following minimum qualifications more fully discussed in our Corporate Governance Guidelines. Specifically, all candidates:
•
must be individuals of personal integrity and ethical character;

•
should be free of conflicts of interest that would materially impair his or her judgment;

•
must be able to represent fairly and equally all of our stockholders;

•
must have demonstrated achievement in business, professionally, or the like;

•
must have sound judgment;

•
must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to ours;

•
must have, and be prepared to devote, adequate time to the Board and its committees; and

•
must not conflict with any term or age limits for Directors.

The NCG Committee will also oversee nominations such that:
at least a majority of the Directors serving at any time on the Board are independent, as defined under the rules of the NYSE and applicable law;
all Audit Committee members are independent and satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NYSE; and
at least some of the independent Directors have experience as senior executives of a public or substantial private company.
Our Corporate Governance Guidelines also provide, in lieu of a formal diversity policy, that as part of the nomination process, the NCG Committee will consider diversity in professional background, experience, expertise, perspective, age, gender, and ethnicity with respect to Board composition as a whole. With respect to diversity, we place particular emphasis on identifying candidates whose experiences and talents complement and augment those of other Board members with respect to matters of importance to the Company. We attempt to balance the composition of the Board to promote comprehensive consideration of issues. Our current Board composition achieves this through widely varying levels and types of business and industry experience among current Board members. We monitor the composition and functioning of our Board and committees through both an annual review of our Corporate Governance Guidelines and a self-evaluation process undertaken each year by our Directors.
The foregoing qualification attributes are only threshold criteria, however, and the NCG Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience, and expertise, the composition of the Board at the time, and other relevant circumstances.
Consideration of Outside Commitments
Our Corporate Governance Guidelines provide that Directors must have, and be prepared to devote, adequate time to the Board and its committees and that each Director is expected to make a diligent effort to attend all meetings of the Board and any committees on which he or she serves, as well as the Annual Meeting of Stockholders. To help the Board monitor compliance with the above, the Corporate Governance Guidelines provide that Directors should advise the Chairperson of the Board and the Chairperson of the NCG Committee in advance of accepting an invitation to serve on another public company board. While we do not have a policy limiting the specific number of other public company boards on which a Director may serve, the NCG Committee considers the number of other public company boards and other boards (or comparable governing bodies) of which the Director is a member when evaluating incumbent Directors and director candidates. In considering whether to nominate the Director nominees for election at the Annual Meeting, the NCG Committee and the Board took into account each Director’s public
2024 Proxy Statement	19

company leadership positions and other outside commitments and determined that all of the Director nominees have adequate time to devote to the Board and its committees. As part of this review, the NCG Committee and the Board considered that currently no Director serves on more than one other public company board. Our NCG Committee reviews this policy as part of its annual review of our Corporate Governance Guidelines. We also review the overboarding policies of our institutional investors on an ongoing basis.
Annual Performance Evaluation
The Board and each of its committees conducts an annual self-evaluation and the Nominating and Corporate Governance Committee conducts an annual evaluation of the Board as whole, which is discussed with the full Board. The assessment focuses on the Board’s composition, processes, performance, and committee structure, and areas in which the Board, its committees, or management can improve.
Director Orientation and Continuing Education
Each new Director participates in the Company’s orientation program, which includes familiarizing new Directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Ethics, its principal officers, and its internal and independent auditors. Additionally, the Board has a continuing education policy which encourages Directors to periodically attend third-party facilitated education programs, including, but not limited to, those relating to corporate governance and the Director’s specific responsibilities on the Board. Directors are also expected to maintain professional credentials and memberships which relate to their specific responsibilities on the Board.
20	2024 Proxy Statement

Directors
This section describes the experience
and qualifications of Director nominees and how our Board members are compensated.
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Director Nominees
The information that follows, including principal occupation or employment for the past five or more years and summary of each individual’s experience, qualifications, attributes, or skills that have led to the conclusion that each individual should serve as a Director in light of our current business and structure, is furnished with respect to each nominee. See also “Proxy Summary — Helmerich & Payne’s Board of Directors — Director Skills and Experiences,” which summarizes some of the skills and qualifications of each individual director.
Delaney M. Bellinger
Age: 65	Director Since: 2018	Committees: Audit Nominating and Corporate Governance
Career Highlights
Ms. Bellinger served as the Vice President and Chief Information Officer for Huntsman Corporation, a global manufacturer and marketer of differentiated chemicals, from 2016 to 2018. Prior to her role at Huntsman, she was the Chief Information Officer for EP Energy Corp., an exploration and production company, from 2012 to 2015. Before joining EP Energy, she was the Chief Information Officer for YUM! Brands, Inc., a multinational restaurant company, from 2000 to 2010.
Ms. Bellinger serves on the board of Texas TicKids, a non-profit organization that enhances children’s lives by allowing them to fill unused event seats.
Other Public Company Boards (within the past five years):
• None
Key Qualifications and Expertise
Ms. Bellinger brings to the Board executive leadership, information technology, complex global business operations, and oil and gas industry experience through her service as chief information officer of large multinational companies and a company in the oil and gas industry.
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Belgacem Chariag
Age: 61	Director Since: 2021	Committees: Human Resources Nominating and Corporate Governance
Career Highlights
Mr. Chariag served as President and Chief Executive Officer of Ecovyst, Inc. (formerly PQ Group Holdings), a global provider of specialty catalysts, materials, chemicals, and services, from August 2018 to April 2022 and as Chairman of the Board of Ecovyst from December 2019 to April 2022. He also served as a director and Chairman of the Board of Ecovyst’s, Zeolyst International, a joint venture of Ecovyst and Shell Catalyst & Technologies that produces zeolite powders, catalysts, and absorbents, from 2018 to April 2022. Mr. Chariag served as Chief Global Operations Officer for Baker Hughes Company, a worldwide energy technology company, from July 2017 to January 2018, as President Global Operations from May 2016 to June 2017, Chief Integration Officer from December 2014 to April 2016, President Global Products and Services from October 2013 to December 2014, and President Eastern Hemisphere from May 2009 to September 2013. Prior to joining Baker Hughes, Mr. Chariag held a variety of leadership and management roles for Schlumberger Limited, a global oilfield services company, including serving as Vice President of Health, Safety, Environment, and Security.
Mr. Chariag is the co-founder and serves on the board of Tunisian Talents United, a non-profit organization that identifies, attracts, develops and mentors Tunisia’s greatest young talents and potential future leaders.
Other Public Company Boards (within past five years) • Harbour Energy, Plc. (2023 – present) • Ecovyst, Inc. (2019 – 2022)
Key Qualifications and Expertise
Mr. Chariag brings to the Board executive leadership, strategic planning, and global business operations experience through his service as a chairman and chief executive officer of an international public company and his tenure as an executive at other global companies. He also brings a deep knowledge of health, safety, and environmental matters through his leadership position in that area at a large global oilfield services company.
2024 Proxy Statement	23

Kevin G. Cramton
Age: 64	Director Since: 2017	Committees: Audit Nominating and Corporate Governance
Career Highlights
Mr. Cramton has been an executive partner of HCI Equity Partners, a private equity firm, since 2019, having previously served as operating partner from 2016 to 2019. From 2019 to 2023, he served as Chairman of the Board and Chief Executive Officer of Tribar Technologies, Inc., a designer and manufacturer of automotive trim components. He previously served as Executive Chairman of the Board of Atlantix Global Systems, an information technology decommissioning and services company, from 2016 to 2017. Mr. Cramton served from 2012 to 2015 as the Chief Executive Officer of Cardone Industries, a re-manufacturer of automotive aftermarket components. He served as Chief Executive Officer of Revstone Industries, LLC, a designer and manufacturer of automotive components from 2011 to 2012, and as Managing Director of RHJ International (Ripplewood Holdings), a publicly traded, investment holding company, from 2007 to 2011. Prior to joining RHJ International, Mr. Cramton held various roles of increasing responsibility at Ford Motor Company, including Director, Corporate Business Development, with responsibilities for Ford’s merger and acquisition activity.
Other Public Company Boards (within past 5 years)
• Apeiron Capital Investment Corp. (2021 – 2023)
Key Qualifications and Expertise
Mr. Cramton brings to the Board executive leadership, risk management, accounting and finance, and private equity and capital markets experience as well as diverse industries perspective through his service as a chief executive officer of companies engaged in the design and manufacture of automotive components and his service as an executive of investment and private equity firms.
24	2024 Proxy Statement

Randy A. Foutch
Age: 72	Director Since: 2007	Committees: Human Resources Nominating and Corporate Governance (C)
Career Highlights
In 2006, Mr. Foutch founded Laredo Petroleum, Inc. (now known as Vital Energy, Inc.), a publicly traded, Permian basin focused oil and natural gas exploration and production company, where he served as Chief Executive Officer from 2006 to 2019 and as a Director and Chairman of the Board until 2020. He also founded and served in executive roles with the oil and natural gas exploration companies Colt Resources Corp., Latigo Petroleum, Inc., and Lariat Petroleum, Inc. prior to their sales. Mr. Foutch served as a Director of Bill Barrett Corporation, a publicly traded oil and natural gas exploration company, from 2006 to 2011, MacroSolve, Inc., a provider of mobile data and video business solutions, from 2006 to 2008, and Cheniere Energy, Inc., a producer and exporter of liquified natural gas in the United States, from 2013 to 2015. Mr. Foutch is a member of the advisory board of Pattern Computer, LLC, a developer of machine learning and artificial intelligence engines for complex data analytics applications. He also serves as an independent Director of Galileo Holdco 1 Limited, a company specializing in liquification, natural gas compression and re-gasification modular systems and technologies, and is a member of the board of Citizen Energy, a private oil and natural gas company focused on developing horizontal play concepts in the onshore region of the United States. Mr. Foutch currently provides strategic consulting services to one of the largest family offices in the United States and previously provided consulting services to Warburg Pincus, a large global private equity firm. Mr. Foutch is an active member of the National Association of Corporate Directors and is Directorship Certified®.
Mr. Foutch is a member of the National Petroleum Council, a federally chartered committee that advises the Secretary of Energy with respect to oil and natural gas matters. He also serves on the MD Anderson Cancer Center Board of Visitors and the boards of the C.M. Russell Museum and the National Museum of Wildlife Art. Mr. Foutch is a recipient of the EY Entrepreneur of the Year Award and the American Association of Petroleum Public Service Award.
Other Public Company Boards (within past five years)
• Laredo Petroleum, Inc. (2006 – 2020)
Key Qualifications and Expertise
Mr. Foutch brings to the Board executive leadership, private equity and capital markets, risk management, and strategic planning experience, as well as deep insights into the oil and natural gas industry, as a founder, executive officer, and director of large energy companies.
2024 Proxy Statement	25

Hans Helmerich
Age: 65	Director Since: 1987 Chairman Since: 2012	Committees: None
Career Highlights
Mr. Helmerich has been a Director of the Company since 1987 and Chairman of the Board since 2012. He served as Chief Executive Officer of the Company from 1989 to 2014 and President from 1987 to 2012. Mr. Helmerich also served as a Director of Northwestern Mutual Life Insurance Company, a financial planning, life insurance, investment services company, from 2006 to 2020.
In 2023, Mr. Helmerich was inducted into the Hart Energy Hall of Fame.
Other Public Company Boards
• Coterra Energy, Inc. (2021 – present)
• Cimarex Energy Co. (2002 – 2021)
Key Qualifications and Expertise
Mr. Helmerich brings to the Board executive leadership, risk management, diverse industries, and global business experience as well and deep oil and gas industry experience through his 25 years as the Company’s Chief Executive Officer and his service on other boards. He also brings proven strategic planning experience, demonstrated by the Company’s innovation, significant growth, and positive performance under his leadership.
26	2024 Proxy Statement

Elizabeth R. Killinger
Age: 54	Director Since: 2023	Committees: Audit Nominating and Corporate Governance
Career Highlights
Ms. Killinger has served as Executive Vice President, NRG Home, of NRG Energy, Inc. since 2016. NRG’s Home division provides residential power and gas services to millions of customers through multiple brands and channels in the United States and Canada. Ms. Killinger has over 30 years of domestic and international experience in the energy and services industries, including 20 years with NRG and its predecessors. Prior to joining NRG, Ms. Killinger spent a decade providing strategy, management and systems consulting to energy, oilfield services, and retail distribution companies across the U.S. and Europe.
Ms. Killinger serves on the Board of Directors of Texas Dow Employees Credit Union and the Energy Advisory Board and the Board of the Bauer Business School at the University of Houston. She also serves on the boards of directors of several non-profit organizations, including the Greater Houston Partnership, a non-profit organization focused on economic development of the Greater Houston area, and Junior Achievement of Southeast Texas, a non-profit organization that provides experiential educational programs to K-12 students.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Ms. Killinger brings to the Board executive leadership, risk management, information technology, and strategic planning knowledge and experience as an executive of a large residential power and gas services company and through her tenure providing management and systems consulting services to the energy, oilfield services, and retail distribution industries.
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John W. Lindsay
Age: 63	CEO Since: 2014 President Since: 2012	Committees: None
Career Highlights
Mr. Lindsay has served as President of the Company since 2012 and Chief Executive Officer of the Company since 2014. He has also been a Director of the Company since 2012. Mr. Lindsay joined the Company in 1987 and has served in various positions of increasing responsibility, including President and Chief Operating Officer of the Company from 2012 to 2014, Executive Vice President and Chief Operating Officer of the Company from 2010 to 2012, Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co., from 2006 to 2010, and Vice President, U.S. Land Operations from 1997 to 2006.
Other Public Company Boards (within past five years)
• Arcosa, Inc. (2018 – present)
Key Qualifications and Expertise
Mr. Lindsay brings to the Board executive leadership, strategic planning, and environmental, health and safety experience, as well as deep knowledge and experience in the oil and gas industry through his 35-year career and leadership positions with the Company. He also provides management a representative on the Board with extensive knowledge of the Company’s operations as the Board oversees management’s strategy, planning and performance.
28	2024 Proxy Statement

José R. Mas
Age: 52	Director Since: 2017	Committees: Human Resources Nominating and Corporate Governance
Career Highlights
Mr. Mas has served as the Chief Executive Officer of MasTec, Inc., a large public infrastructure services provider operating primarily throughout North America across a range of industries, since 2007, and as a member of its Board of Directors since 2001. He served as MasTec’s President from 2007 to 2010, Vice Chairman of the Board of Directors and Executive Vice President – Business Development from 2001 to 2007, and led MasTec’s Communications Service Operation from 1999 to 2001. Mr. Mas joined MasTec, Inc. in 1992.
Mr. Mas received the EY National Entrepreneur of the Year award in 2011 and 2012.
Other Public Company Boards
• MasTec, Inc. (2001 – present)
• American Virtual Cloud Technologies, Inc. (2017 – 2020)
Key Qualifications and Expertise
Mr. Mas brings to the Board executive leadership, diverse industries, private equity and capital markets, risk management, and strategic planning experience through his service as a chairman and chief executive officer of a large public company.
2024 Proxy Statement	29

Thomas A. Petrie
Age: 78	Director Since: 2012	Committees: Human Resources (C) Nominating and Corporate Governance
Career Highlights
Mr. Petrie served as Chairman of Petrie Partners, LLC, an investment banking firm that offers financial advisory services to the oil and gas industry, from 2012 to 2023. In 1989, he co-founded Petrie Parkman & Co., a firm specializing in investment banking services for the oil and gas industry, and served as its Chairman and Chief Executive Officer from 1989 to 2006. Mr. Petrie served as a Vice Chairman of Merrill Lynch from 2006 to 2009 and as Vice Chairman of Bank of America from 2009 to 2012. Mr. Petrie has been an active advisor on more than $250 billion of energy-related mergers and acquisitions.
Mr. Petrie serves on the Board of Trustees of the Denver Art Museum and the Board of Directors of the C.M. Russell Museum. In 2023, Mr. Petrie was inducted into the Hart Energy Hall of Fame.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Mr. Petrie brings to the Board executive leadership, global business, and oil and gas industry experience as well as extensive experience in strategic planning and private equity and capital markets through his executive positions at investment banking and advisory firms.
30	2024 Proxy Statement

Donald F. Robillard, Jr.
Age: 72	Director Since: 2012	Committees: Audit (C) Nominating and Corporate Governance
Career Highlights
Mr. Robillard served as a Director and the Executive Vice President, Chief Financial Officer, and Chief Risk Officer of Hunt Consolidated, Inc. (“Hunt”), a private international holding company with interests in oil and gas exploration and production, refining, real estate development, private equity investments, and ranching, from 2015 to 2017. In 2020, Mr. Robillard joined the Board of RRH Corporation, the holding company for all Hunt subsidiaries. Mr. Robillard joined Hunt in 1983, serving in domestic and international accounting positions of increasing responsibility, and was elected Senior Vice President and Chief Financial Officer in 2007. He also served as Chief Executive Officer and Chairman of ES Xplore, LLC, a direct hydrocarbon indicator company and subsidiary of Hunt, from 2016 to 2017. Mr. Robillard formed Robillard Consulting, LLC, an oil and gas advisory firm, in 2018. Mr. Robillard has served as an independent Director of Galileo Holdco 1 Limited since 2020.
Mr. Robillard is a Certified Public Accountant and a member of Financial Executives International. He also serves on the Advisory Board of The Institute for Excellence in Corporate Governance at the University of Texas at Dallas. Mr. Robillard is also an active member of the National Association of Corporate Directors and is Directorship Certified®.
Other Public Company Boards (within past five years)
• Cheniere Energy, Inc. (2014 – present)
Key Qualifications and Expertise
Mr. Robillard brings to the Board executive leadership, global business, private equity and capital markets, risk management, oil and gas industry, and strategic planning experience, as well as extensive experience in finance and accounting through his service as a chief financial and risk officer of a large private company in the energy sector and his service on the board of directors of a large public energy company.
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John D. Zeglis
Age: 76	Director Since: 1989	Committees: Audit Nominating and Corporate Governance
Career Highlights
Mr. Zeglis served as Chief Executive Officer and Chairman of the Board of AT&T Wireless Services, Inc., a wireless telecommunications carrier, from 1999 to 2004. He served as President of AT&T Corporation, a global provider of telecommunications and technology services, from December 1997 to July 2001, Vice Chairman from June 1997 to November 1997, General Counsel and Senior Executive Vice President from 1996 to 1997, and Senior Vice President and General Counsel from 1986 to 1996. Mr. Zeglis has served on the Board of Directors for the The Duchossois Group, a privately-held, family business, since 2010.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Mr. Zeglis brings to the Board executive leadership, diverse industries, global business, and risk management experience as well as extensive legal expertise and experience through his service a chief executive officer and general counsel of large telecommunications providers.
32	2024 Proxy Statement

Transactions with Related Persons, Promoters, and Certain Control Persons
The Company has adopted written Related Person Transaction Policies and Procedures. The Audit Committee is responsible for applying such policies and procedures. The Audit Committee reviews all transactions, arrangements, or relationships in which the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, the Company is a participant, and any related person has or will have a direct or indirect material interest. In general, a related person is any Company, executive officer, Director, or nominee for election as a Director, any greater than five percent beneficial owner of our common stock, and immediate family members of any of the foregoing.
The Audit Committee applies the applicable policies and procedures by reviewing the material facts of all interested transactions that require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction, subject to the exceptions described below. Any member of the Audit Committee who is a related person with respect to a transaction under review may not vote with respect to the approval of the transaction. In determining whether to approve or ratify an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, the nature of the related person’s interest in the interested transaction, the material terms of the interested transaction including whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the materiality of the related person’s direct or indirect interest in the interested transaction, the materiality of the interested transaction to us, the impact of the interested transaction on the related person’s independence (as defined in our Corporate Governance Guidelines and the NYSE listing standards), and the actual or apparent conflict of interest of the related person participating in the transaction (as contemplated under our Code of Business Conduct and Ethics). The following transactions are deemed to be pre-approved under the applicable policies and procedures:
(i)
Director and executive officer compensation otherwise required to be disclosed in our proxy statement,

(ii)
transactions where all of our stockholders receive proportional benefits,

(iii)
certain banking-related services, and

(iv)
transactions available to our employees generally.

There are no related person transactions required to be reported in this proxy statement.
Our Risk Management Program and the Board’s Role in Risk Oversight
The Board and its committees have direct oversight of the risk management functions of the Company. We maintain an enterprise risk management program designed to identify, monitor, assess, and mitigate significant risks facing the Company.
Board of Directors
At each regular meeting, the Board reviews the Company’s financial condition and results of operations, hears reports concerning factors that could affect the business in the future, and receives a report on the most significant risks facing the Company. The Board annually approves a capital budget, with subsequent approval required for any significant variations. In addition, the Board receives information from management concerning operations, safety, legal, regulatory, insurance, finance, strategy, environmental, social, and governance matters, as well as information regarding any material risks associated with each of the foregoing. The full Board (or the appropriate Board committee if the Board committee is responsible for the oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor the Company’s risk management practices. When a Board committee receives an update, the chairperson of the relevant Board committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate their oversight of risks facing the Company.
2024 Proxy Statement	33

Human Resources Committee
Consulting with its compensation consultant and with management, the Human Resources Committee establishes performance goals for the Company’s various compensation plans. These performance goals are intended to drive behavior that does not encourage or result in any material risk of adverse consequences to the Company and/or its stockholders. Further information concerning the Human Resource Committee’s role in risk management with respect to compensation can be found in “Compensation Discussion and Analysis — Compensation Risk Assessment.” The Human Resources Committee also reviews risks, strategies, and policies related to human capital management.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee also has a role in risk oversight for the Company, including, but not limited to, overseeing management succession planning and assessing corporate governance on a periodic basis. The Nominating and Corporate Governance Committee is also responsible for Director succession planning, which includes efforts to mitigate risks associated with the loss of expertise and leadership at the Board level.
Audit Committee
The Audit Committee plays a significant role in oversight of risks associated with the Company’s financial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, physical security, and other exposures. We have dedicated teams to address cybersecurity threats, including an incident and response team, a security operations team, and a cybersecurity architect responsible for overall strategy; the Audit Committee receives an update on cybersecurity matters quarterly. The Company’s independent auditors, Chief Financial Officer, Chief Legal and Compliance Officer, Chief Accounting Officer, Vice President of Internal Audit, General Counsel, Senior Vice President of Information Technologies and Engineering, Director of IT Governance and Response, Director of Risk Management and Insurance, Senior Manager of Compliance, Director of Global Security, and Tax Director report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. The Audit Committee also reviews and discusses with management the Company’s processes and policies with respect to risk assessment and risk management, including the Company’s enterprise risk management program.
Enterprise Risk Management Program
Our enterprise risk management program is designed to identify and monitor risks to the Company, assess the Company’s risk mitigation plans, and consult on further measures that can be taken to address new and existing risks. Our Enterprise Risk Management Committee, which meets quarterly, is comprised of our executive officers, Senior Vice President of Information Technologies and Engineering, Chief Accounting Officer, Vice President of Internal Audit, and Corporate Secretary. Our Risk Management and Insurance Department is responsible for the implementation of our enterprise risk management program and maintains a register of risks and initiates reviews and assessments. The Director of Risk Management and Insurance reports to the Audit Committee and full Board quarterly.
Communication with the Board
The Board has established several means for employees, stockholders, and other interested persons to communicate their concerns to the Board, including our Lead Director or non-management Directors as a group. If the concern relates to our financial statements, accounting practices, or internal controls, the concern may be submitted in writing to the Chairperson of the Audit Committee in care of our Corporate Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, the concern may be submitted in writing to the Lead Director and/or the Chairperson of the Nominating and Corporate Governance Committee in care of our Corporate Secretary at our headquarters address. If the concern is intended for the non-management presiding Director or the non-management Directors as a group, the concern may be submitted in writing to such presiding Director or group in care of our Corporate Secretary at our headquarters address. If the employee, stockholder, or other interested person has an unrelated concern or is unsure as to which category his or her concern
34	2024 Proxy Statement

relates, he or she may submit it in writing to the Board or any one of the Directors in care of our Corporate Secretary at our headquarters address. Our headquarters address is:
Helmerich & Payne, Inc. 1437 South Boulder Avenue Suite 1400 Tulsa, Oklahoma 74119
Each communication intended for any management or non-management Director(s) or for the entire Board and received by the Corporate Secretary that is related to our operations will be promptly forwarded to the specified party.
2024 Proxy Statement	35

Director Compensation for Fiscal 2023
For fiscal 2023, the non-employee Directors received the following compensation:
Role	Quarterly Retainer ($)
Chairman of the Board (Mr. Helmerich)	37,500
Each Other Non-Employee Director	25,000
Lead Director	6,250
Audit Committee Chair	7,500
Human Resources Committee Chair	3,750
Nominating and Corporate Governance Committee Chair	3,750
Each Member of the Audit Committee	1,250
Non-Employee Director Annual Restricted Stock Grant	Intended Value on the Date of Grant ($)
Chairman of the Board	270,000
Other Non-Employee Directors	180,000
Non-employee Director compensation was reviewed during fiscal 2023, and no changes were made to the above amounts. All non-employee Directors are also reimbursed for expenses incurred in connection with attending Board meetings and Board committee meetings. Directors who are also employees do not receive additional compensation for serving on the Board. Restricted stock is the sole form of stock-based compensation awarded to Directors.
Director Deferred Compensation Plan
All non-employee Directors may participate in our Director Deferred Compensation Plan (the “Director Plan”), under which each Director may defer all or a portion of his or her cash and stock compensation. Participating Directors may direct deferred cash compensation into an interest investment alternative (which accrues at a rate equal to prime plus one percent) or a stock unit investment alternative (under which the Director’s account is credited with a number of stock units determined by dividing the Director’s deferred compensation amount by the fair market value of one share of our common stock on the deferral date, and which stock units then increase or decrease in value based on changes in our stock price and dividends paid on our common stock). Deferred stock compensation must be deferred into the stock unit investment alternative. Subject to limited emergency withdrawals and distributions upon a change-in-control event, all distributions from the Director Plan are made in cash upon the Director’s separation from service.
36	2024 Proxy Statement

Director Compensation Table
The following table shows the compensation of the members of the Board who served at any time during fiscal 2023, other than Mr. Lindsay, whose compensation as a named executive officer is set forth in the Summary Compensation Table.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Delaney M. Bellinger	105,000	179,967	8,662	293,629
Belgacem Chariag	100,000	179,967	8,662	288,629
Kevin G. Cramton	105,000	179,967	8,662	293,629
Randy A. Foutch	140,000	179,967	8,662	328,629
Hans Helmerich	150,000	269,972	12,993	432,965
Elizabeth R. Killinger(4)	44,226	120,317	1,646	166,189
José R. Mas	100,000	179,967	8,662	288,629
Thomas A. Petrie	115,000	179,967	8,662	303,629
Donald F. Robillard, Jr.	135,000(5)	179,967	8,662	323,629
Edward B. Rust, Jr(6)	26,250	—	4,591	30,841
Mary M. VanDeWeghe(6)	25,000	—	2,296	27,296
John D. Zeglis	105,000	179,967	8,662	293,629
(1)
Regular cash retainers, committee chair fees and lead director fees are paid quarterly in March, June, September, and December.

(2)
Includes restricted stock and restricted stock deferred to stock units under our Director Plan. The amounts included in this column represent the aggregate grant date fair value of restricted stock determined pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For additional information, including valuation assumptions with respect to the grants, refer to note 11, “Stock-Based Compensation,” to our audited financial statements for the fiscal year ended September 30, 2023, included in our Annual Report on Form 10-K filed with the SEC on November 8, 2023 (the “2023 Form 10-K”).

(3)
Amounts in this column reflect dividends on restricted stock and dividends credited on stock units under the Director Plan and do not include any perquisites or other personal benefits, the aggregate amount of which with respect to any Director, does not exceed $10,000.

(4)
Ms. Killinger was appointed to the Board on June 30, 2023.

(5)
Mr. Robillard elected to defer $22,500 of his fiscal 2023 cash retainer under the Director Deferred Plan. Deferred cash is considered fully vested at all times.

(6)
Mr. Rust’s and Ms. VanDeWeghe’s last day of service on the Board was February 28, 2023 as neither stood for re-election at the 2023 Annual Meeting of Stockholders.

2024 Proxy Statement	37

Outstanding Equity Awards At Fiscal 2023 Year-End (Directors)
The following table provides information on the aggregate number of unvested shares or stock units and unexercised options outstanding for each non-employee Director as of September 30, 2023.
Name	Aggregate Number of Unvested Shares or Stock Units Outstanding as of September 30, 2023(#)(1)	Aggregate Option Awards Outstanding as of September 30, 2023(#)(2)
Delaney M. Bellinger	4,197(3)	2,926
Belgacem Chariag	4,197(4)	—
Kevin G. Cramton	4,197(4)	12,613
Randy A. Foutch	4,197(3)	37,659
Hans Helmerich	6,296(4)	48,860
Elizabeth R. Killinger(5)	3,394(4)	—
José R. Mas	4,197(4)	12,613
Thomas A. Petrie	4,197(4)	37,659
Donald F. Robillard, Jr.	4,197(3)	37,659
Edward R. Rust	—	37,659
Mary M. VanDeWeghe	—	—
John D. Zeglis	4,197(4)	37,659
(1)
Represents shares of restricted stock or stock units deferred pursuant to the Director Plan, which were granted on March 1, 2023, and vest on the one-year anniversary of the grant date.

(2)
Represents vested and exercisable stock options. No stock options were awarded in fiscal 2023, and no Director holds any unvested and unexercisable stock options.

(3)
Represents unvested stock units deferred pursuant to the Director Plan.

(4)
Represents restricted stock.

(5)
Ms. Killinger’s restricted stock award was prorated based on her appointment to the Board on June 30, 2023.

38	2024 Proxy Statement

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, 11 Directors are to be elected for terms of one year each. One Director has joined the Board of Directors since our last Annual Meeting of Stockholders. Ms. Elizabeth Killinger, who was appointed to the Board of Directors on June 30, 2023 and will stand for election at the 2024 Annual Meeting, was identified by a third-party search firm engaged by the NCG Committee to assist in identifying potential Directors. All of the other incumbent Directors are standing for re-election. All nominees have agreed to be named in this proxy statement and have indicated a readiness to continue to serve if elected. The NCG Committee has determined that each of the nominees qualifies for election under its criteria for evaluation of directors and has recommended that each of the candidates be nominated for election. If any nominee becomes unable to serve prior to the Annual Meeting, shares represented by proxy may be voted for a substitute designated by the Board of Directors, unless a contrary instruction is noted on the proxy. The Board of Directors has no reason to believe that any of the nominees will become unavailable. As detailed under “Additional Information Concerning the Board of Directors — Director Independence” below, the Board of Directors has affirmatively determined that each of the nominees, other than Messrs. Helmerich and Lindsay, qualifies as “independent” as that term is defined under the rules of the NYSE and the SEC, as well as our Corporate Governance Guidelines.
Board Recommendation The Board unanimously recommends a vote FOR each of the persons nominated by the Board.
2024 Proxy Statement	39

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed the firm of Ernst & Young LLP as the independent registered public accounting firm (“independent auditors”) to audit our financial statements for fiscal 2024. A proposal will be presented at the Annual Meeting asking the stockholders to ratify this appointment. The firm of Ernst & Young LLP has served us in this capacity since 1994.
Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions. If stockholders do not ratify the appointment of Ernst & Young LLP as the independent auditors to audit our financial statements for fiscal 2024, the Audit Committee will consider the voting results and evaluate whether to select a different independent auditor.
Although ratification is not required by Delaware law, our Certificate of Incorporation, or our By-laws, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. Even if the selection of Ernst & Young LLP is ratified, the Audit Committee may select different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Board Recommendation The Board unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent auditors for fiscal 2024.
40	2024 Proxy Statement

Audit Fees
The following table sets forth the aggregate fees and costs paid to Ernst & Young LLP during the last two fiscal years for professional services rendered to us:
	Years Ended September 30,
	2023	2022
Audit Fees(1)	$2,369,065	$2,240,294
Audit-Related Fees(2)	354,300	266,715
Tax Fees(3)	182,522	219,879
All Other Fees	—	—
Total	$2,905,887	$2,726,888
(1)
Includes fees for services related to the annual audit of the consolidated financial statements for the fiscal years ended September 30, 2023 and 2022 and the reviews of the financial statements included in the Company’s Form 10-Q reports, required domestic and international statutory audits and attestation reports, and the auditor’s report for internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Includes fees for services related to the audits of our Employee Retirement Plan, 401(k)/Thrift Plan, Employee Benefit Program, and Maintenance Costs of Common Area Facilities for a wholly-owned subsidiary and the review of and limited assurance over select data and metrics in our Annual Sustainability Report.

(3)
Includes fees for services rendered for tax compliance and tax advice.

The Audit Committee reviews and pre-approves audit and non-audit services performed by our independent registered public accounting firm as well as the fee charged for such services. Pre-approval is generally provided for up to one year, is detailed as to the specific service or category of service, and is subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee may delegate pre-approval authority for such services to one or more of its members, whose decisions are then presented to the full Audit Committee at its next scheduled meeting. For fiscal years 2022 and 2023, all of the audit and non-audit services provided by our independent registered public accounting firm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter. In its review of all non-audit service fees, the Audit Committee considers, among other things, the possible effect of such services on the auditor’s independence.
2024 Proxy Statement	41

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is composed of five Directors and operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence standards set forth in our Corporate Governance Guidelines as well as the listing standards of the NYSE and the applicable rules of the SEC. Two members of the Audit Committee meet the “audit committee financial expert” requirements under applicable SEC rules. The Audit Committee charter is available on our website at www.helmerichpayne.com/corporate-governance-information. The Audit Committee reviews the adequacy of and compliance with such charter annually.
The Company’s management is responsible for, among other things, preparing our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), establishing and maintaining internal controls over financial reporting and evaluating the effectiveness of such internal controls over financial reporting. Our independent registered public accounting firm is responsible for (i) auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of the financial statements with GAAP and (ii) auditing our internal controls over financial reporting in accordance with such standards and for expressing an opinion as to the effectiveness of those controls.
The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of our financial reporting process and the audits of our consolidated financial statements and our internal controls over financial reporting. In this regard, the Audit Committee meets periodically with management, our internal auditor, and our independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. As part of fulfilling this responsibility, the Audit Committee engages in an annual evaluation of, among other things, our independent registered public accounting firm’s qualifications, competence, integrity, expertise, performance, independence, communications with the Audit Committee, lead audit partner, and whether our independent registered public accounting firm should be retained for the upcoming year’s audit. The Audit Committee discusses with the Company’s internal auditor and our independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s internal auditor and our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee reviews significant audit findings together with management’s responses thereto. The Audit Committee performs other activities throughout the year, in accordance with the responsibilities of the Audit Committee specified in the Audit Committee charter.
In its oversight role, the Audit Committee reviewed and discussed our audited consolidated financial statements and our internal controls over financial reporting with management and with Ernst & Young LLP (“EY”), our independent registered public accounting firm for fiscal year 2023. Management and EY indicated that our consolidated financial statements as of and for the year ended September 30, 2023 were fairly stated in accordance with GAAP and that our internal controls over financial reporting were effective as of September 30, 2023. The Audit Committee discussed with EY and management the significant accounting policies used and significant estimates made by management in the preparation of our audited consolidated financial statements, and the overall quality, not just the acceptability, of our consolidated financial statements and management’s financial reporting process. The Audit Committee and EY also discussed any issues deemed significant by EY or the Audit Committee, including critical audit matters addressed during the audit and the matters required to be discussed by the applicable requirements of the PCAOB, the rules of the SEC, and other applicable regulations.
EY has provided to the Audit Committee written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY the firm’s independence. The Audit Committee also concluded that EY’s provision of other permitted non-audit services to us and our related entities is compatible with EY’s independence.
42	2024 Proxy Statement

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for our fiscal year ended September 30, 2023, filed with the SEC.
Submitted by the Audit Committee
Donald F. Robillard, Jr., Chairman
Delaney M. Bellinger
Kevin G. Cramton
Elizabeth R. Killinger
John D. Zeglis
2024 Proxy Statement	43

EXECUTIVE OFFICERS
The following table sets forth the names and ages of our executive officers, together with the positions and offices held by such executive officers with the Company. Except as noted below, all positions and offices held are with the Company. Officers are elected to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
NEO
JOHN W. LINDSAY, 63
President and Chief Executive Officer, since March 2014
Director, since September 2012
Prior Positions
•
President and Chief Operating Officer from September 2012 to March 2014

•
Executive Vice President and Chief Operating Officer from 2010 to September 2012

•
Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co. from 2006 to September 2012

•
Vice President of U.S. Land Operations of Helmerich & Payne International Drilling Co. from 1997 to 2006

NEO
MARK W. SMITH, 53
Senior Vice President and Chief Financial Officer, since December 2019
Prior Positions
•
Vice President and Chief Financial Officer from June 2018 to December 2019

•
Chief Financial Officer Designate from May 2018 to June 2018

•
Senior Vice President and Chief Financial Officer of Atwood Oceanics, Inc., an offshore drilling company, from June 2015 to October 2017

•
Vice President, Chief Accounting Officer of Atwood Oceanics, Inc. from May 2014 to June 2015

•
Vice President, Corporate Services of Atwood Oceanics, Inc. from 2011 to May 2014

NEO
CARA M. HAIR, 47
Senior Vice President, Corporate Services and Chief Legal and Compliance Officer, since December 2020
Prior Positions
•
Vice President, Corporate Services and Chief Legal and Compliance Officer from August 2017 to December 2020

•
Vice President, General Counsel and Chief Compliance Officer from March 2015 to August 2017

•
Deputy General Counsel from June 2014 to March 2015

•
Senior Attorney from January 2013 to June 2014

•
Attorney from 2006 to January 2013

NEO
JOHN R. BELL, 53
Senior Vice President, International and Offshore Operations of Helmerich & Payne International Holdings since December 2020
Prior Positions
•
Vice President, International and Offshore Operations of Helmerich and Payne International Holdings, from August 2017 to December 2020

•
Vice President, Corporate Services from January 2015 to August 2017

•
Vice President of Human Resources from March 2012 to January 2015

•
Director of Human Resources from 2002 to March 2012

44	2024 Proxy Statement

NEO
MICHAEL P. LENNOX, 43
Senior Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co. since December 2020
Prior Positions
•
Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co. from August 2017 to December 2020

•
District Manager of Helmerich & Payne International Drilling Co. from 2012 to August 2017

RAYMOND JOHN (“TREY”) ADAMS III, 38
Senior Vice President of Digital Operations, Sales, & Marketing since December 2020
Prior Positions
•
Vice President of Digital Operations, Sales, & Marketing of Helmerich & Payne Technologies from September 2020 to December 2020

•
Vice President of Helmerich & Payne Technologies, LLC, from July 2018 to September 2020

•
Integration Manager of Motive Drilling Technologies, Inc. and Magnetic Variation Services, subsidiaries of the Company, from June 2017 to June 2018

•
District Manager of Helmerich & Payne International Drilling Co., from 2015 to June 2017

2024 Proxy Statement	45

COMPENSATION COMMITTEE REPORT
The Human Resources Committee of the Company has reviewed and discussed with management the following section of this proxy statement entitled “Compensation Discussion and Analysis” (“CD&A”) as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Human Resources Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023. This report is provided by the following Directors, who comprise the Human Resources Committee:
Thomas A. Petrie, Chairman
Randy A. Foutch
Belgacem Chariag
José R. Mas
46	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
2024 Proxy Statement	47

In this discussion and analysis, we describe our compensation philosophy and program for our named executive officers (“named executive officers” or “NEOs”) whose compensation is set forth in the Summary Compensation Table and other compensation tables included in this proxy statement. For the year ended September 30, 2023, our named executive officers were the following individuals:
Officers	Title
John W. Lindsay	President and Chief Executive Officer
Mark W. Smith	Senior Vice President and Chief Financial Officer
Cara M. Hair	Senior Vice President, Corporate Services and Chief Legal and Compliance Officer
John R. Bell	Senior Vice President, International and Offshore Operations of Drilling Subsidiary
Michael P. Lennox	Senior Vice President, U.S. Land Operations of Drilling Subsidiary
Executive Summary
Access to responsible and efficient energy is fundamental to sustaining and improving the quality of all lives on a global basis. For more than 100 years, H&P has been a trusted partner in the industry. The Company’s longevity results from our commitments to our stockholders, business partners, employees, and the communities in which we operate. We are a leader of the drilling industry through our innovation, the value we bring to customers, and our support of sustainability across our operations. Our customer-centric approach continues to underpin our offerings as we evolve and deliver our innovative and efficient drilling and digital technology solutions.
Much of the Company’s success and resilience in a cyclical industry is due to our ability to manage unfavorable cycles and seize opportunities in favorable ones. Most recently, both warmer winter weather and offline LNG export capacity in the U.S. in early calendar year 2023 resulted in a sharp decline in natural gas prices, which caused what we believe is a temporary correction in the demand for rigs. We effectively navigated the decline in rig activity by maintaining our prudent business approach and favoring contract economics over what we deemed uneconomic approaches to preserving market share. Even though fiscal 2023 did not unfold as planned, our strong financial position and organizational dexterity enabled us to pivot and achieve multiple organizational successes. For example, in fiscal 2023:
•
we increased our operating revenue by 40% compared to fiscal 2022;

•
operating income and direct margin(1) performance for our North America Solutions segment increased over 413% and over 80%, respectively, compared to fiscal 2022;

•
we saw performance contracts reach roughly 50% of all drilling service contracts in our North America Solutions segment, helping tie our performance and the value we create to our level of contract compensation;

•
as part of the 2023 Supplemental Stockholder Return Plan described below, we returned approximately $449 million of capital to our stockholders through base and supplemental dividends and share repurchases;

•
we advanced our strategy to expand internationally by:

•
establishing our Middle East hub, from which we will be able to support operations in the region;

•
mobilizing the first super-spec rig to Australia which successfully began drilling operations during the fourth quarter of fiscal 2023;

•
receiving an award for one of our rigs to work in Saudi Arabia for the first time, which is scheduled to commence operations during the second half of calendar 2024; and

(1)
Direct margin is a non-GAAP measure. Please refer to the discussion of non-GAAP financial measures and reconciliations to GAAP measures beginning on page 51 of our 2023 Form 10-K.

48	2024 Proxy Statement

Finally, as part of our overall capital allocation plan that was announced in October 2023, we established H&P’s 2024 Supplemental Stockholder Return Plan, which is currently projected to provide nearly $168 million in base and supplemental dividends combined to our stockholders in fiscal 2024.(2)
Our Human Resources Committee (referred to in this section as the “Committee”) believes that the fiscal 2023 compensation of our named executive officers appropriately reflects and rewards their strong values-driven leadership and is commensurate with our size and performance. The Committee is responsible for establishing and monitoring our executive compensation program. All compensation decisions relating to our CEO, CFO, and the other named executive officers are made by the Committee. The following pay decisions were made by the Committee with respect to our named executive officers for 2023:
•
Base salaries were increased for calendar 2023, reflecting adjustments to align pay with market compensation levels as compared to our Compensation Peer Group (defined below) and published survey data

•
For fiscal 2023, we reverted back to a twelve-month performance period for all performance metrics under our Annual Short-Term Incentive Plan in lieu of the two six-month performance periods used for certain financial performance metrics in fiscal 2021 and 2022 in light of the modest easing of industry volatility and to align with prevailing market practice. The individual performance modifier was also removed for fiscal 2023 in order to support our strategic need for a focus on team performance. The target bonus opportunities for our named executive officers increased from fiscal 2022 to remain competitive with market practice. Our performance for fiscal 2023 produced a weighted average payout factor of 123.46%.

•
The target value of long-term equity incentive awards for our named executive officers increased from fiscal 2022 levels in order to align with market practice. Long-term equity incentive awards were granted 50% in the form of performance-based restricted share units (“performance share units”) that are earned based on our relative TSR and 50% in the form of time-vested restricted stock. We also modified the performance share unit award design with the addition of a return on invested capital (“ROIC”) performance modifier. Based on the Company’s ROIC performance over the three-year performance period, the Committee may increase or decrease by 25% the number of units that otherwise would be paid out solely based on the Company’s relative TSR performance.

•
Based on the relative ranking of our three-year TSR performance, 93.25% of the performance units granted in December 2020 with a three-year performance period ending December 31, 2023, were earned.

•
In light of our one-year relative TSR performance, none of the performance units granted in December 2020, November 2021, and December 2022 and eligible to be earned based on 2023 performance, were earned.

The Committee believes that the compensation decisions made and payouts earned for the year illustrate our pay for performance philosophy, appropriately aligning the interest of our executives with those of our stockholders.
(2)
Planned base and supplemental dividends represent our current intention of returning capital to stockholders during fiscal year 2024 based upon our outlook of market and industry conditions at present, including our current expectations surrounding rig pricing, activity levels, margins, cash generation, capital expenditures, and other investment opportunities. In determining whether to proceed with the fiscal year 2024 base and supplemental dividends, management and the Board will continue to review the Company’s financial position and performance together with relative market conditions at that time in order for the Board to determine the amount, timing and approval of any dividend payments.

2024 Proxy Statement	49

Executive Compensation Philosophy and Practices

The primary goals of our executive compensation program are to:
•
align the interests of our executives with those of our stockholders;

•
attract, retain, and motivate qualified executives; and

•
link our executives’ pay with their performance and execution of the Company’s strategy.

The following table highlights compensation practices we have implemented because we believe they drive performance, as well as practices we have avoided because we do not believe they would serve our stockholders’ long-term interests.
What We Do	What We Do Not Do
We pay our named executive officers a significant portion of their target compensation in the form of performance-based compensation which varies based on Company performance.	We do not have employment contracts with our named executive officers.
We maintain robust clawback policies that go beyond the minimum requirements of NYSE listing standards.	We do not revise performance-based incentives to pay out in the event that the Company falls short of its performance goals.

The Committee engages in a multi-step compensation setting process for our named executive officers, including reviewing market and survey data sourced from a peer group of companies, the oil and gas industry, and the market more generally.
We do not provide tax gross-ups to our named executive officers.
We emphasize long-term equity incentives and utilize caps on potential incentive payouts.	We do not maintain compensation programs that we believe motivate misbehavior or excessive risk-taking by employees.
We have modest post-employment benefits and included double trigger change in control provisions in all equity awards.	We do not permit our named executive officers, other employees, or Directors to hedge, pledge, or use margin accounts related to the Company’s stock.
We maintain stock ownership and retention guidelines intended to align management and stockholder interests.
The Committee retains an independent compensation consultant for the purpose of advising on executive compensation practices.
50	2024 Proxy Statement

Compensation Components
Generally, the elements of compensation and benefits provided to our named executive officers are the same as those provided to other key employees. The executive compensation program for our named executive officers for fiscal 2023 consisted of the following elements:
•
base salary;

•
annual short-term incentive bonus;

•
long-term equity incentive compensation;

•
retirement benefits; and

•
other benefits.

To align the interests of our executives with those of our stockholders, our executive compensation program is designed to place a substantial emphasis on variable compensation which fluctuates based on both the Company’s stock price performance and the Company’s achievement of short- and long-term corporate goals that are designed to enhance stockholder value. As illustrated by the charts below a majority of their target total direct compensation is tied to such compensation elements. Furthermore, a majority of our variable compensation is in the form of equity-based compensation that vests or is earned over three years.
Chief Executive Officer Target Total Direct Compensation	Average Named Executive Officer (excl. CEO) Target Total Direct Compensation

Target total direct compensation is comprised of base salary, target short term bonus levels, and the target value of long-term equity awards at grant. It excludes changes in pension value and non-qualified deferred compensation earnings, as well as “all other compensation” as shown in the Summary Compensation Table.
Determination of Executive Compensation
For purposes of determining named executive officer compensation, the Committee generally meets at least quarterly throughout the fiscal year to:
•
review and approve corporate goals and objectives;

•
consider trends in executive compensation;

•
monitor the Company’s compensation structure relative to peer companies;

•
track the Company’s progress with respect to the approved goals for the Company’s Annual Short-Term Incentive Bonus and Long-Term Equity Incentive Compensation programs; and

•
perform other duties as set forth in the Committee’s charter.

2024 Proxy Statement	51

Following the end of each fiscal year, the Committee meets to consider and determine bonus compensation for the completed fiscal year as well as salary adjustments, and equity-based compensation awards for the upcoming fiscal year. The Committee also considers performance objectives for the upcoming fiscal year and recommends the same for ratification by the Board. We evaluate the performance of our executives over both short-term and multi-year periods.
In making compensation decisions, the Committee compares each element of compensation against a peer group of publicly-traded contract drilling and oilfield service companies (collectively, the “Compensation Peer Group”) and against published survey data. The Compensation Peer Group consists of companies that are representative of the types of companies that we compete against for talent.
The Committee, with the assistance of its independent compensation consultant revised the Compensation Peer Group for fiscal 2023 compensation decisions as follows:
•
National Energy Services Reunited Corp. was removed from the peer group due to the company’s absence of available executive pay information.

•
Expro Group Holdings N.V. was added to the peer group due to its comparable size and operations.

For compensation decisions with respect to fiscal 2023, the resulting Compensation Peer Group was as follows:
Peer Group Companies
Baker Hughes Company	Oil States International, Inc.
ChampionX Corporation	Patterson-UTI Energy, Inc.
Expro Group Holdings N.V.	Precision Drilling Corporation
Helix Energy Solutions Group, Inc.	ProPetro Holding Corp.
Nabors Industries Ltd.	RPC, Inc.
NOV Inc.	TechnipFMC plc
Oceaneering International, Inc.	Transocean Ltd.
The Committee determined that each of these companies was appropriate in light of their respective market capitalization, enterprise value and annual revenues. For comparison, the Company’s comparable statistics to peer group statistics are shown here:
	Market Capitalization (at September 30, 2023)(1) ($)	Enterprise Value (at September 30, 2023)(1) ($)	Revenue (TTM from September 30, 2023)(1) ($)
Peer Company Maximum	35,661	38,659	24,576
Peer Company Median	2,559	3,502	2,502
Peer Company Minimum	535	665	776
Helmerich & Payne, Inc.	4,192	4,444	2,844
	58th Percentile	55th Percentile	57th Percentile
(1)
Amounts provided by Willis Towers Watson. Enterprise value amounts are calculated as follows: market capitalization as of September 30, 2023, plus debt, lease liabilities, preferred stock, and minority interest less cash and short-term investments.

The Committee also uses survey data to assist in compensation decisions, including those instances in which a named executive officer’s position or duties do not match the position or duties of Compensation Peer Group executives for whom compensation information is publicly disclosed. This survey data includes oilfield services, energy, and general industry data.
The Committee sets target total direct compensation for named executive officers to generally approximate the median level of compensation paid to similarly-situated executives of the companies comprising the Compensation Peer Group. Variations may occur, however, as dictated by corporate performance, experience level, internal pay
52	2024 Proxy Statement

equity considerations, nature of duties, market factors, and retention issues. At the time the Committee makes compensation decisions, it uses prior fiscal year peer data and available survey data. As such, the data used by the Committee provides peer compensation comparisons on a historical basis which does not reflect the most recent year-over-year increase in peer compensation. Therefore, when the Committee annually sets compensation for our named executive officers, that compensation generally lags behind the current median of peer compensation. Similarly, the percentile ranking for total direct compensation could be overstated because such rankings are derived from dated peer compensation data.
The Committee considers individual performance during its annual review of base salary, short-term incentive bonus compensation, and equity awards. However, no specific individual performance criteria or guidelines are used by the Committee as a controlling factor in the Committee’s ultimate judgment and final decision. In deciding on the type and amount of executive compensation, the Committee focuses on both current pay and the opportunity for future compensation. The Committee does not have a specific formula for allocating each element of pay but instead bases the allocation on peer and survey data and the Committee’s judgment.
Role of Executive Officers in Compensation Decisions
At the end of each fiscal year, the CEO provides recommendations to the Committee on the compensation of the other named executive officers. These recommendations take into account data provided by the Committee’s independent compensation consultant and market analysis and include suggested base salary adjustments, annual short-term incentive plan target adjustments, and equity compensation awards.
The Committee considers these recommendations from the CEO along with the input of its independent compensation consultant, in making compensation decisions for the non-CEO named executive officers. The other named executive officers do not play a role in their compensation decisions. For the CEO, the Committee and the Board solely establish objectives, evaluate performance and determine compensation decisions with analysis and input from the independent compensation consultant.
Role of Compensation Consultant
During fiscal 2023, the Committee retained Willis Towers Watson as its independent compensation consultant to review executive compensation practices. Willis Towers Watson provides the Committee a number of consulting services regarding executive compensation, including:
•
a review of the competitiveness of the program design and award values;

•
updates on trends and developments in executive compensation;

•
a comprehensive analysis and comparison of our named executive officers’ compensation relative to our Compensation Peer Group shown above and survey data;

•
total stockholder return comparison between the Company and its Compensation Peer Group; and

•
preparation and review of materials for Committee meetings in which executive compensation is on the agenda.

The Committee’s compensation consultant periodically provides the Committee with recommendations and reports regarding non-employee Director compensation. The Committee reviews the analysis and determines whether to recommend to our Board any changes to the compensation program for non-employee Directors.
Willis Towers Watson reports directly to the Committee, although it may meet with management from time to time to gather information or to obtain management’s perspective on executive compensation matters. The Committee has the sole authority under its Charter to retain, at the Company’s expense, or terminate the compensation consultant at any time. The Committee has considered the independence of Willis Towers Watson in light of SEC rules and NYSE listing standards and concluded that no conflict of interest is present.
Compensation Risk Assessment
Management regularly reviews the Company’s compensation programs and practices applicable to all employees, including the named executive officers, in order to assess the risks presented by such programs and practices. This
2024 Proxy Statement	53

review includes analyzing the likelihood and magnitude of potential risks, focusing on program elements such as pay mix and amount, performance metrics and goals, the balance between annual and long-term incentives, the terms of equity and bonus awards, and change-in-control arrangements. The review also takes into account mitigating features embedded in our compensation programs and practices such as capped payout levels for both annual bonuses and performance-based equity grants under the Company’s equity compensation plan, stock ownership guidelines aligning the interests of our named executive officers with those of our stockholders, clawback policies and provisions contained in equity compensation plan award and other agreements, the use of multiple performance measures, and multi-year vesting schedules for equity awards.
The findings of this risk assessment are discussed with the Committee. Based on the assessment, we have determined that our compensation programs and practices applicable to all employees, including our named executive officers are not reasonably likely to have a material adverse effect on the Company.
Effect of Say-on-Pay Vote on Executive Compensation Decisions
Our Board and the Committee value the continued interest and feedback of our stockholders regarding our executive compensation decisions. Each year, the Board and the Committee carefully consider the say-on-pay vote outcome and other stockholder feedback in assessing our executive compensation program. At our 2023 Annual Meeting of Stockholders, our say-on-pay proposal received approximately 94% of votes cast in favor of our named executive officers’ compensation. The Committee believes that the high stockholder say-on-pay approval demonstrates the strong alignment or our executive compensation program with our stockholders’ interests and did not make any changes to our compensation program as a result of the vote.
Elements of Executive Compensation
Base Salary
We provide employees with a base salary to compensate them for their services and provide a level of security with respect to their compensation. Base salaries of named executive officers are generally targeted to approximate the median level of base salaries paid to similarly-situated executives of companies included in our Compensation Peer Group. If the base salary of any of our named executive officers consistently falls below this level, the Committee will consider market adjustments. Salary levels are typically considered annually as part of our compensation review process as well as upon a promotion. Consistent with our compensation practice for all employees, named executive officers may receive no salary increase or receive increases based on considerations including, merit, market adjustments, changes in duties or retention considerations, individual contributions, level of experience, and overall market conditions. We conducted a review of these considerations for 2023 salaries, and the Committee approved the salary increases reflected in the table below. The Committee determined that such increases were appropriate in light of market data and analysis provided by our independent compensation consultant.
Executive	2023 ($)(1)	2022 ($)(1)	Percent Increase
John W. Lindsay	1,108,800	1,056,000	5.0%
Mark W. Smith	560,000	530,450	5.6%
Cara M. Hair	515,000	490,000	5.1%
John R. Bell	450,000	410,000	9.8%
Michael P. Lennox	440,000	390,000	12.8%
(1)
These salary amounts reflect calendar year payments and therefore do not align with our fiscal year.

54	2024 Proxy Statement

Performance-Based Compensation Components
Annual Short-Term Incentive Bonus Plan
The Annual Short-Term Incentive Bonus Plan (the “STI Plan”) provides annual cash incentives to reward the Company’s achievement of near-term performance goals. Combined base salaries and target STI Plan bonus levels are intended to generally approximate the median level of the combined base salary and annual cash bonus levels for similarly situated executives in the Compensation Peer Group. The Helmerich & Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan (the “A&R 2020 Plan”) governs the fiscal 2023 awards granted under the STI Plan. As such, no bonus in excess of $5,000,000 may be paid to any named executive officer under the 2023 STI Plan.
The Committee established consistent potential payout ranges for all of our NEOs under the 2023 STI Plan, with the threshold payout for the Company performance component set at 50% of target and the reach payout set at 200% of target. These ranges were adjusted compared to the 2022 STI Plan to reflect the removal of the individual performance modifier to support our strategic need for a focus on team performance.
Performance under the 2023 STI Plan was measured based on independently weighted financial, operational and strategic objectives, including an environmental and social component, as more fully described below. For fiscal 2023, the Committee established a 12-month performance period for all performance metrics under our STI Plan in lieu of the two six-month performance periods used for fiscal 2021 and 2022 in light of the modest decrease in market volatility in our industry with the recovery and relative stabilization of crude oil prices following the sharp industry downturn in early 2020. Financial goals were established at the beginning of fiscal 2023 and were revised from fiscal 2022 goals. In particular, the Committee combined the expense management and operating cash flow margin goals used under the 2022 STI Plan into a single modified cash flow objective for fiscal 2023. Weighting emphasis was placed on the modified cash flow objective to emphasize the Company’s fiscal 2023 focus on increasing cash flow margins. No bonuses were paid until after the end of fiscal 2023.
Target Incentive Ranges
The threshold, target, and reach bonus award opportunities for each of our named executive officers under the 2023 STI Plan expressed as a percentage of base salary, were set as follows:
	Threshold as a % of Base Salary (50% of Target)	Target as a % of Base Salary (100%)	Reach as a % of Base Salary (200% of Target)
Chief Executive Officer	60%	120%	240%
Chief Financial Officer	50%	100%	200%
Corporate Services, Chief Legal & Compliance Officer	50%	100%	200%
Other Named Executive Officers	45%	90%	180%
If results fall between the threshold and target objectives or the target and reach objectives, then the payout factor is linearly interpolated. These opportunities were increased from the previous fiscal year to align appropriately with competitive market practice and to calibrate for the absence of the individual performance modifier component that was present in the fiscal 2022 STI Plan. The Committee determined that such targets were appropriate in light of market data and analysis provided by our independent compensation consultant.
2024 Proxy Statement	55

Company Financial Performance Metrics
The following table details the specific financial performance objectives established for the 2023 STI Plan and the weighting of each of those objectives along with our actual performance and the calculated funding level.
Financial Performance
Performance Measure	Threshold ($MM)	Target ($MM)	Reach ($MM)	Actual ($MM)	Percent of Target Payout Earned	Times Weighting	Calculated Payout Factor
Annual Measures
Drilling Services Revenue	2,834	3,114	3,277	2,863	55.18%	20.00%	11.04%
Modified Cash Flow(1)	905	1,104	1,267	961	64.07%	35.00%	22.42%
Capital Returned to Stockholders(2)	157	207	247	449	200.00%	15.00%	30.00%
Total						70.00%	63.46%
(1)
Drilling services revenue less the following expenses from consolidated statements of operations: (a) drilling services operating expenses, excluding depreciation and amortization and (b) selling, general and administrative expenses. Adjusted to account for 2022 STI Plan expense to the extent actual payout exceeded amounts accrued as of September 30, 2022, certain director stock expenses, expenses and expense accruals related to certain legal proceedings, and a valuation adjustment of a contingent earnout.

(2)
Maintenance of capital allocation to stockholders through dividends and stock buybacks. In fiscal 2023, we repurchased 6.5 million common shares at a net cash outflow of $247.2 million, after accrued excise tax.

Company Strategic and Operational Performance Metrics
The following table details the specific operational and strategic performance objectives established for the 2023 STI Plan and the weighting of each of those objectives along with our actual performance and the calculated funding level.
56	2024 Proxy Statement

Operational and Strategic
Performance Measure	Target	Performance	Target Payout Earned	Weight	Times Weighting
Safety (with fatality override)(1)	Provide training on H&P’s LifeBelts to reestablish the LifeBelts as a core part of our prevention of SIF exposures	Global workshops offered and attended by front-line rig site leaders and a 98% completion rate on e-learning training for assigned personnel	200%(4)	15%	30%
	Reduce the rate of serious injuries or fatalities (“SIFs”) incidents(2) involving a LifeBelt(3) breakdown by 15%	~40% reduction fiscal year over fiscal year
Strategic Objectives	Implement engine automation (HMI start/stop) on 75 of our rigs by end of fiscal 2023	131% of target met with Driller’s Select(5) engine management automation implemented on 98 of our rigs	200%	15%	30%
	Achieve a completion rate of 98% for new specific training focused on the reduction of GHG emissions from our operations	101% of target met with over 99% of assigned employee completion
	Satisfy growing customer demand for more technology automation	Average technology product application usage per rig per day rose 28% fiscal year over fiscal year Successfully launched four new technology and automation products in fiscal 2023
	Establish operating model to enable efficient and effective support of international growth	Developed and deployed a smaller optimized international entry and support model and improved global processes and strategic foreign assignee programs
Successful start-up of new international operations
Established operations in Australia, drilling two wells; the second well was drilled 40% faster than previous contractor
Secured a contract for a rig in Saudi Arabia
Established a hub office in the United Arab Emirates with business development and administrative services functions to pursue regional growth opportunities
Delivered a rig to the United Arab Emirates (“UAE”) for regional opportunities

	Establish DE&I framework for international employees	Global framework created and deployed to align DE&I objectives as locally relevant and globally consistent
	Continue to integrate DE&I concepts into H&P’s talent management programs	Integrated DE&I concepts into internship, on-boarding, organizational health, field leadership coaching, organizational health training, and employee survey programs
2024 Proxy Statement	57

(1)
H&P’s focus on safety is a top priority, and the Safety performance measure included an operational safety override whereby no funding would be earned under this metric if any employee suffered a fatal operational injury. No employee suffered a fatal operational injury in fiscal 2023.

(2)
The safety performance measure is based on our 2023 Actively C.A.R.E. goals. This program is designed to control and remove exposures to prevent SIFs. We classify and track four categories of SIFs:

•
SIF Mitigated — an incident in which there was potential for a life-altering, life-threatening, or fatal injury but the potential was mitigated due to an intended barrier or control being in place

•
SIF Potential — an incident in which there was potential for a life-altering, life-threatening or fatal injury

•
SIF Actual — an incident in which there was a life-altering, or fatal injury

•
SIF Rates/Incidents — inclusive of all SIFs in the above categories

(3)
H&P’s LifeBelts is a program to emphasize simple actions that employees must take to protect themselves and others from SIFs, such as using cell phones in an approved manner, maintaining fall protection when working at heights, establishing and honoring buffer zones and barricades, and observing lock out/tag out procedures.

(4)
In addition to the Safety performance measure successes described, H&P (i) continued to improve the quality of pre-job planning tools provided to our rigs, including upgrades in support, hardware and software, (ii) conducted audits of our fall protection systems to identify opportunities to improve training, situational awareness, and fall protection anchors, and (iii) implemented technology solutions for “line of fire” (e.g., swinging objects), dropped objects, and tubular handling incidents.

(5)
Driller’s Select is an H&P Tool that allows our employees to remotely start and stop rig engines, which helps us reduce greenhouse gas emissions.

Final Payouts
Performance against the metrics established for the 2023 STI Plan produced a weighted average payout factor of 123.46%. Amounts paid to each of our named executive officers pursuant to the 2023 STI Plan are set forth below. These amounts were less than the amounts paid to each of our named executive officers pursuant to our fiscal 2022 STI Plan.
Executive	Base Salary ($)	Target Bonus Opportunity as % of Salary	STI Plan Payout Factor	Total STI Plan Award ($)
John W. Lindsay	1,108,800	120%	123.46%	1,642,709
Mark W. Smith	560,000	100%	123.46%	691,376
Cara M. Hair	515,000	100%	123.46%	635,819
John R. Bell	450,000	90%	123.46%	500,013
Michael P. Lennox	440,000	90%	123.46%	488,902
Long-Term Equity Incentive Compensation
The A&R 2020 Plan was approved by our stockholders at the Company’s 2022 Annual Meeting of Stockholders. The A&R 2020 Plan governs all of our stock-based awards granted on or after March 3, 2020. Stock-based awards granted prior to March 3, 2020 are governed by either our 2010 Long-Term Incentive Plan (the “2010 Plan”) or 2016 Omnibus Incentive Plan (the “2016 Plan”). These equity compensation plans allow the Committee to design stock-based compensation programs to allow key employees and non-employee Directors to participate in the long-term growth and profitability of the Company, thereby motivating them to increase stockholder value and aligning their interests with those of our stockholders.
The Committee generally only approves annual stock-based awards at its meeting in November or December after the end of each fiscal year. The Committee selected this time period for review of executive compensation since it coincides with executive performance reviews and allows the Committee to receive and consider final fiscal year financial information. Stock-based awards are generally granted to non-employee Directors after the annual meeting of stockholders. Newly-hired employees or newly-appointed Directors may also be considered for stock-based awards at the time they join the Company. Occasional exceptions to this policy may occur in connection with promotions or as dictated by retention considerations or market factors.
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Equity award levels are determined based on, among other things, market data, and vary among executives based on their positions. Target equity awards are calculated based on an executive’s base pay and the value of our common stock. Under this methodology, for fiscal 2023, the Committee approved the target value of the annual equity awards as 500% of the CEO’s base salary and 300% of the base salary of the other named executive officers (in each case based on calendar year 2022 base salary levels then in effect), which represented an increase for each named executive officer compared to fiscal 2022 target equity awards. The Committee arrived at those values in an effort to approximate the median level of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group.
The table below details the fiscal 2023 target long-term equity incentive compensation for each of our named executive officers.
NEO	Target Equity Grant as % of Base Salary (%)	Target Value ($)
John W. Lindsay	500	5,280,000
Mark W. Smith	300	1,591,350
Cara M. Hair	300	1,470,000
John R. Bell	300	1,230,000
Michael P. Lennox	300	1,170,000
During fiscal 2023, the Committee awarded a combination of performance share units and time-based restricted stock to participants. A total of 50% of the annual grant was delivered in the form of performance share units and 50% was granted in the form of time-based restricted stock. To determine the actual number of performance share units and restricted shares awarded to a named executive officer, the dollar value of the award was divided by the grant date fair value determined pursuant to Financial Accounting Standards Board Codification Topics 718 and 820.
Performance Share Units
The Committee granted performance share units to our named executive officers in December 2022. These performance share units may be earned based on our TSR versus the TSR of a peer group of oil and gas equipment, services, and drilling companies in the S&P 1500 Composite Index over the performance period (“relative TSR”). The peer group for these performance share unit awards consists of the following companies:
PSU Peer Group
Archrock, Inc.	Nabors Industries Ltd.
Baker Hughes Company	NOV Inc.
Bristow Group Inc.	Oceaneering International, Inc.
ChampionX Corporation	Oil States International, Inc.
Core Laboratories N.V.	Patterson-UTI Energy, Inc.
DMC Global Inc.	ProPetro Holding Corp.
Dril-Quip, Inc.	RPC, Inc.
Halliburton Company	Schlumberger Limited
Helix Energy Solutions Group, Inc.	U.S. Silica Holdings, Inc.
Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three calendar year performance period and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. Including performance periods of one year addresses the cyclical nature of our industry. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award.
In order to further protect stockholder interests, performance share unit payouts are capped at the target number of shares if the Company’s absolute TSR is negative over the measurement period regardless of whether the Company’s relative TSR exceeds the median TSR of its peers.
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Performance units granted in December 2022 include an additional return on invested capital (“ROIC”) performance metric. Based on the Company’s ROIC performance over a full three-year performance period, the Committee may increase or decrease by 25% the number of units that otherwise would be paid out solely based on the achievement of relative TSR performance. If performance unit payouts are subject to the negative absolute TSR cap described above, the ROIC adjustment is applied after application of such cap.
Additional performance share units are credited based on the amount of cash dividends paid on our common shares divided by the market value of our common shares on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying award of performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited. Performance share units are paid in shares of our common stock.
The complete payout table before the application of the ROIC performance metric for the Company’s December 2022 performance share unit awards is shown below:
The Company’s TSR Percentile Ranking Relative to the Applicable Peer Group	Vested Percentage of the Subject PSUs (%)	The Company’s Performance Category
Greater than or Equal to 85th Percentile	200	Maximum Performance
Equal to 75th Percentile	150
Equal to 65th Percentile	125
Equal to 55th Percentile	100	Target Performance
Equal to 45th Percentile	75
Equal to 35th Percentile	50	Threshold Performance
Less than 35th Percentile	0	Below Threshold Performance
The vested percentage of PSUs is interpolated on a straight-line basis for performance between the relative rankings shown above.
Target Performance Share Units Granted
The table below details the target performance share units granted to each of our named executive officers in the last three fiscal years.
NEO	2023 Target PSUs Awarded(1)	2023 Grant Date Value ($)	2022 Target PSUs Awarded(2)	2022 Grant Date Value ($)	2021 Target PSUs Awarded(3)(4)	2021 Grant Date Value ($)
John W. Lindsay	48,616	2,639,904	76,559	2,306,186	101,285	2,306,250
Mark W. Smith	14,651	795,566	23,505	708,043	31,099	708,125
Cara M. Hair	13,534	734,914	20,539	618,698	27,174	618,750
John R. Bell	11,324	614,905	18,165	547,186	24,034	547,250
Michael P. Lennox	10,770	584,828	16,271	490,131	21,528	490,188
(1)
Granted December 2022.

(2)
Granted December 2021.

(3)
Granted December 2020.

(4)
The target number of PSUs was determined by dividing the grant date value by the trailing average closing price of our common stock for the 20 trading days immediately preceding the grant date.

60	2024 Proxy Statement

Performance Share Units Earned
Of the performance share units eligible to be earned based on performance through December 31, 2023, only the three-year relative TSR component of the 2021 performance share units granted in December 2020 were earned at 93.25% of target. No portion of the one-year TSR awards granted in December 2020, December 2021 or December 2022 were earned. The following table details the number (including performance share units credited based on cash dividends) and the value of the performance share units earned.
NEO	2021 PSUs Earned	Market Value as of Dec. 31, 2023 ($)
John W. Lindsay	52,982	1,919,008
Mark W. Smith	16,268	589,227
Cara M. Hair	14,214	514,831
John R. Bell	12,572	455,358
Michael P. Lennox	11,261	407,873
TSR(1)	52.3%
(1)
Relative TSR percentile rank during the three-year period ended December 31, 2023 versus applicable comparator peer group.

Restricted Stock
One of the primary objectives of our compensation program is to attract and retain qualified executives and other employees whose knowledge and skill-set provide us with a competitive advantage over the volatile market cycles in our industry. Awards of restricted stock improve our employee retention and help ensure that our compensation packages remain competitive with those offered by our peers. The value of restricted stock awards remains tied to the performance of the Company’s stock, aligning the interests of executives and other employees with those of our stockholders and incentivizing award recipients to ensure that the Company performs well throughout the award’s vesting period and for as long as they hold the vested stock.
Grants of restricted stock made in December 2022 vest ratably over three years, subject to the participant’s continued service through each of the applicable vesting dates. During the restricted period, the participant receives quarterly cash dividends and has the right to vote the restricted shares. Unvested restricted stock is generally forfeited if the participant leaves the Company. The table below details the number and value of restricted shares granted to each named executive officer in December 2022.
NEO	Shares of Restricted Stock Granted in Dec. 2022	Grant Date Value ($)
John W. Lindsay	59,126	2,639,976
Mark W. Smith	17,820	795,663
Cara M. Hair	16,461	734,984
John R. Bell	13,773	614,964
Michael P. Lennox	13,101	584,960
Actions Pertaining to Fiscal 2024 Compensation
Fiscal Year 2024 Annual Short-Term Incentive Bonus Plan
The Committee modified the design of the Company’s STI Plan for fiscal 2024 to remove drilling revenue as a financial metric in light of the Company’s strategy to focus on cash flow margins rather than rig counts and, as experienced in fiscal 2023, the influence that energy markets, more broadly and outside the Company’s control have
2024 Proxy Statement	61

on demand for rigs. A holistic evaluation of the Company’s performance indicators component was also added to incentivize high performance beyond the core plan metrics to reward adaptation to unplanned market conditions or changes in Company strategy. Weightings for metrics were rebalanced as follows: Modified Cash Flow, 40%; Capital Returned to Stockholders, 20%; Safety, 15%; and Strategic Objectives & Performance Indicators, 25%.
Retirement
Pension Plans
Prior to October 1, 2003, most of the Company’s full-time employees, including certain current named executive officers, participated in our qualified Employee Retirement Plan (the “Pension Plan”). Certain named executive officers also participated in our non-qualified Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans were frozen.
The fiscal 2023 year-end present value of accumulated benefits under the Pension Plan and Supplemental Pension Plan for each of our current named executive officers is shown in the table under “Pension Benefits for Fiscal 2023” below.
Savings Plans
Our 401(k)/Thrift Plan (the “Savings Plan”) is a tax-qualified savings plan pursuant to which most employees paid in U.S. dollars, including our named executive officers, are eligible to contribute on a before-tax basis the lesser of up to 100% of their annual compensation or the dollar limit prescribed annually by the Internal Revenue Service (the “IRS”). We match 100% of the first 5% of cash compensation that is contributed to the Savings Plan subject to IRS annual compensation limits ($330,000 for 2023). All employee contributions are immediately vested and matching contributions are subject to a three-year graded vesting schedule.
In addition to the Savings Plan, our named executive officers and certain other eligible employees can participate in the Supplemental Savings Plan, which is a non-qualified deferred compensation plan. A participant can contribute between 1% and 40% of the participant’s cash compensation to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the Savings Plan, then the Company will contribute the balance of the match based on amounts the eligible employee contributed to the Supplemental Savings Plan. The table under “Nonqualified Deferred Compensation for Fiscal 2023” below contains additional Supplemental Savings Plan information for our named executive officers.
Other Benefits
Our named executive officers are provided with other benefits, including relocation benefits and perquisites, such as financial planning services, annual physicals, concierge medical benefits, and supplemental life and long-term disability insurance, that the Company and the Committee believe are reasonable and appropriate to promote the health and well-being of these officers. The Committee annually reviews the levels of these benefits provided to our named executive officers.
Company Aircraft
Our aircraft may be used by our named executive officers and other employees for business purposes when certain criteria are met. Many of our operations and offices are in remote locations, so our aircraft provide a more efficient use of employee time and shorter flight times than are available commercially. Our aircraft also provide a more secure traveling environment where sensitive business issues may be discussed.
The Chairman of our Board and our CEO are each allocated 10 hours of personal use (inclusive of repositioning flight time) of our aircraft annually without reimbursement to us. The time attributable to attendance at board meetings of publicly-held companies is not counted against the 10-hour limitation. Any unreimbursed personal use in excess of this allotment is permitted only under extraordinary circumstances. Under extraordinary circumstances and with the approval of the CEO, the other named executive officers are permitted personal use of our aircraft, without reimbursement to us.
62	2024 Proxy Statement

For tax purposes, imputed income is assessed to each named executive officer for his or her own or his or her guests’ personal travel based upon the Standard Industrial Fare Level of such flights during the calendar year. The Company does not provide tax gross-ups on these amounts.
Clawback Rights
We are dedicated to performing with integrity and promoting accountability. We believe the Company must have the ability to recover performance-based compensation (including both time- and performance-based equity awards) paid to executive officers and key employees in circumstances when they have engaged in misconduct or in the event that the Company is required to prepare a restatement of our financial statements, regardless of whether the restatement is required due to employee misconduct. As a result, we have policies and provisions addressing recoupment of bonus and equity compensation from executive officers and certain other key employees. These policies and rights are summarized below.
Rule 10D-1 Clawback Policy
H&P adopted a clawback policy that is intended to comply with, and will be administered and interpreted consistent with, listing standards recently adopted by the New York Stock Exchange implementing the SEC’s Exchange Act Rule 10D-1 (the “Rule 10D-1 Clawback Policy”). Under the Rule 10D-1 Clawback Policy, in the event the Company is required to prepare an accounting restatement due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover the amount of any applicable incentive-based compensation received by current and former executive officers of the Company during the applicable recovery period (generally the prior three completed fiscal years) that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements.
Senior Leader Recoupment Policy
H&P also adopted a clawback policy applicable to employees of the Company at the level of vice president and above. Under this policy, the Board may determine to recoup time and performance-based equity- and cash-based incentive compensation in the event of employee misconduct, including fraud, embezzlement, breach of fiduciary duty, material act of dishonesty or material misrepresentation, willful violation of law, or any material violation of Company policy, including our Code of Business Conduct and Ethics.
Clawback Provisions Applicable to all Employees Receiving Equity Awards
If the Committee reasonably believes that a participant under our 2010 Plan, 2016 Plan, or the A&R 2020 Plan (collectively the “Plans”) has committed certain acts of misconduct, including fraud, embezzlement, or deliberate disregard of our rules or policies, that may reasonably be expected to result in damage to us, the Committee may cancel all or part of any outstanding award under the Plans whether or not vested or deferred. Additionally, if the misconduct occurs during a fiscal year in which there was also an exercise or settlement of an award under the Plans, the Committee may recoup any value received from such award.
Executive Officer and Director Stock Ownership Guidelines
Because the Board believes in aligning the interests of management and stockholders, the Board has adopted stock ownership guidelines for our named executive officers and Directors. Our Stock Ownership Guidelines specify a number of shares that our named executive officers and Directors must accumulate and hold within five years of the later of the adoption of the guidelines or an individual becoming subject to the guidelines. The CEO is required to own shares having a value of five times his base salary and the other named executive officers are required to own shares having a value of two times their base salary. Directors are required to own shares having a value equal to five times their annual Board cash compensation. For purposes of calculating ownership, our guidelines recognize director’s and officer’s unvested time-based restricted shares, performance shares for which the performance goal has been achieved, and stock units deferred under our Director Plan. Unearned performance shares and unexercised stock options are not counted.
All of our named executive officers and non-employee Directors have either met, or are on track to meet, their ownership requirements within the prescribed five-year period.
2024 Proxy Statement	63

Trading, Hedging, and Pledging Policies
Our Insider Trading Policy prohibits all Directors, officers, and employees from (i) engaging in short-term (i.e., short-swing trading) or speculative transactions involving Company stock; (ii) the purchase or sale of puts, calls, options, and other derivative securities based on Company stock (iii) engaging in short sales, margin accounts, hedging transactions, pledging of Company stock as collateral, and, with the exception of Rule 10b5-1 trading plans as noted below, standing orders placed with brokers to sell or purchase Company stock; and (iv) purchasing, selling, or gifting Company stock while in possession of material, non-public information. As such, and in addition to our pre-clearance procedures, our Directors, executive officers, and certain other employees are prohibited from buying, selling, or gifting Company stock during our earnings period (which begins on the first day of the month following the close of a fiscal quarter and ends after the second full trading day following the release of the Company’s earnings). However, we do permit our Directors and employees to adopt and use Rule 10b5-1 trading plans in accordance with guidelines adopted by the Company. This allows Directors and employees to sell and diversify their holdings in Company stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material non-public information concerning the Company, and thereafter sell shares of Company stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material non-public information about the Company at the time of the sale. Our guidelines for trading plans require that each plan, among other things, meet the conditions on the availability of the affirmative defense to SEC Rule 10b-1 liability.
Potential Payments Upon Change-in-Control or Termination
Change-In-Control
We have entered into change-in-control agreements with our named executive officers and certain other key employees. These agreements are entered into in recognition of the importance to us and our stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with a rumored or actual change-in-control of the Company. These agreements contain a “double trigger” provision whereby no benefits will be paid to an executive unless both a change-in-control has occurred and the executive’s employment is terminated in connection with or after the change-in-control. We believe this arrangement appropriately balances our interests and the interests of executives since we make no payments unless a termination of employment occurs. More specifically, if we terminate a named executive officer’s employment within 24 months after a change-in-control other than for cause, disability, or death, or if any of our named executive officers terminates his or her employment for good reason within 24 months after a change-in-control (as such terms are defined in the change-in-control agreement), any unvested benefits under our Supplemental Savings Plan and Supplemental Pension Plan and any options, restricted stock, restricted stock units, or performance share units granted to any of the named executive officers will fully vest and we will be required to pay or provide:
•
a lump sum payment equal to the sum of three (3) times the current base salary and the greater of the previous year’s annual bonus or target annual bonus for the year of termination for the CEO and the sum of two (2) times the current base salary and the greater of the previous year’s annual bonus or target bonus for the year of termination for the other named executive officers;

•
24 months of benefit continuation;

•
a prorated annual bonus payable in one lump sum (calculated based on the greater of the previous year’s annual bonus or target bonus for the year of termination);

•
up to $7,500 for out-placement counseling services; and

•
a lump sum payment of any accrued vacation pay and base salary through the termination date.

The above-referenced payments and benefits will be provided only if a named executive officer executes and does not revoke a release of claims in the form attached to the change-in-control agreement. No tax gross-ups are provided on payments made under these agreements. These agreements are automatically renewed for successive two-year periods unless terminated by us. For more information regarding post-termination payments that we may be required to make to named executive officers in the event of a change-in-control, see the table under “Potential Payments Upon Change-in-Control”.
64	2024 Proxy Statement

Similar to our change-in-control agreements, our 2016 Plan, and A&R 2020 Plan contain a “double trigger” provision whereby stock options, restricted stock, and performance share units will vest in the event of a change-in-control and the executive’s employment is subsequently terminated. The potential value of the acceleration of vesting of stock options, restricted stock, and performance share units upon a change-in-control is reflected in the table under “Potential Payments Upon Change-in-Control.”
Other Termination Payments
The Supplemental Pension Plan and Supplemental Savings Plan described above and quantified in the tables under “Pension Benefits for Fiscal 2023” and “Nonqualified Deferred Compensation for Fiscal 2023” below provide for potential payments to named executive officers upon termination of employment other than in connection with a change-in-control. In addition, award agreements under the A&R 2020 Plan provide for accelerated vesting of unvested restricted stock and the target value of unvested performance share units upon an executive’s death.
2024 Proxy Statement	65

EXECUTIVE COMPENSATION TABLES AND OTHER INFORMATION
Summary Compensation Table
The following table includes information concerning compensation paid to or earned by our named executive officers for the fiscal years ended September 30, 2023, 2022, and 2021.
Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
John W. Lindsay, President and Chief Executive Officer	2023	1,094,586	5,279,880	1,642,709	—	578,788	8,595,963
	2022	1,088,269	4,612,431	1,854,204	—	445,969	8,000,873
	2021	1,025,000	5,321,503	1,750,444	11,527	359,836	8,468,309
Mark W. Smith, Senior Vice President and Chief Financial Officer	2023	552,046	1,591,229	691,376	—	190,937	3,025,588
	2022	546,692	1,416,167	762,058	—	141,495	2,866,412
	2021	515,000	1,633,942	719,584	—	104,948	2,973,474
Cara M. Hair, Senior Vice President, Corporate Services and Chief Legal and Compliance Officer	2023	508,270	1,469,898	635,819	—	164,220	2,778,207
	2022	480,077	1,237,439	703,946	—	114,277	2,535,739
	2021	450,000	1,427,722	523,969	—	101,265	2,502,956
John R. Bell, Senior Vice President, International and Offshore Operations, Drilling Subsidiary	2023	439,232	1,229,870	500,013		161,249	2,330,364
	2022	422,538	1,094,425	523,570		104,151	2,144,684
	2021	398,000	1,262,744	463,421	8,343	92,927	2,225,435
Michael P. Lennox, Senior Vice President, US Land Operations of Drilling Subsidiary	2023	426,539	1,169,788	488,902	—	142,589	2,227,818
	2022	395,981	980,319	498,030	—	112,212	1,986,542
	2021	356,500	1,131,066	415,100	—	85,013	1,987,679
(1)
The amounts included in this column reflect salaries earned during fiscal 2023, 2022, and 2021. Annual salary adjustments, if any, become effective at the beginning of each calendar year. Thus, the salary reported above for a fiscal year is the sum of the named executive officer’s salary for the last three months of a calendar year plus the first nine months of the following calendar year.

(2)
This column represents the aggregate grant date fair value under ASC Topic 718 for performance share units and restricted stock awards granted during fiscal 2023, 2022, and 2021. All grants were made pursuant to the A&R 2020 Plan. For additional information on the valuation assumptions, refer to Note 11, “Stock-Based Compensation,” to our Consolidated Financial Statements for the fiscal year ended September 30, 2023, included in the 2023 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers. The value of performance share units are reflected in the table above based on target achievement of the applicable performance objectives. The maximum possible grant date value for performance share units granted in fiscal 2023, based on maximum achievement of the applicable performance objectives as well as a 25% increase based on the ROIC modifier, is shown below for each named executive officer:

John W. Lindsay	$6,599,760	Mark W. Smith	$1,988,916	Michael P. Lennox	$1,462,071
Cara M. Hair	$1,837,286	John R. Bell	$1,537,264
(3)
The amounts included in this column reflect amounts paid under our STI Plan based on annual performance measured against pre-established objectives whose outcome was uncertain at the time the award opportunities were communicated to the named executive officers. The bonus award opportunities, performance metrics, and performance metric weightings for determining bonus amounts for fiscal 2023 are described above in the section entitled “Annual Short-Term Incentive Bonus Plan.”

(4)
The amounts included in this column reflect the aggregate positive change in the actuarial present value of the accumulated benefit of each applicable named executive officer under our Pension Plan and our Supplemental Pension Plan. The actuarial present value calculation for fiscal 2023 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of September 30, 2023) and resulted in a negative change in value of ($41,713), whereas the present value calculation for fiscal 2023 for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61) and resulted in a negative change in value of ($2,680). In accordance with SEC rules, these negative values are not reflected in the table above. None of Messrs. Lennox and Smith or Ms. Hair are participants in either the Pension Plan or the Supplemental Pension Plan.

66	2024 Proxy Statement

(5)
“All other compensation” for fiscal 2023 includes the following:

•
Our matching contribution to the Savings Plan on behalf of each named executive officer as follows:

John W. Lindsay	$16,500	Mark W. Smith	$16,857	Michael P. Lennox	$15,313
Cara M. Hair	$16,500	John R. Bell	$16,500
•
Our matching contribution to the nonqualified Supplemental Savings Plan on behalf of each named executive officer as follows:

John W. Lindsay	$131,276	Mark W. Smith	$49,375	Michael P. Lennox	$29,152
Cara M. Hair	$34,300	John R. Bell	$31,429
•
Dividends on restricted stock as follows:

John W. Lindsay	$329,450	Mark W. Smith	$100,520	Michael P. Lennox	$70,680
Cara M. Hair	$88,717	John R. Bell	$77,675
•
Supplemental life and long-term disability premiums as follows:

John W. Lindsay	$15,571	Mark W. Smith	$9,974	Michael P. Lennox	$5,882
Cara M. Hair	$7,154	John R. Bell	$9,500
•
For John W. Lindsay, the amount reported includes $35,743 for personal use of our aircraft. The value shown for personal use of our aircraft is the aggregate incremental cost to us of such use, which is calculated based on the variable operating costs for personal flights, including items such as fuel costs, repairs, meals, professional services, travel expenses and licenses and fees. Fixed costs that do not change based on usage, such as the cost of aircraft, pilot salaries, insurance, rent, and other fixed costs, were not included. The amount reported includes “deadhead” flights to the extent related to personal use and is reduced by any reimbursements to us. Mr. Lindsay’s personal use of our aircraft is consistent with the Company’s aircraft use policy described in the CD&A under “Elements of Executive Compensation — Other Benefits — Company Aircraft.”

•
Our contributions toward club memberships, event tickets, financial planning services, annual physicals, and concierge medical benefits. The values of these personal benefits are based on the aggregate incremental cost to us and are not individually quantified because none of them individually exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each named executive officer.

•
A cash benefit payable to all employees with 25 years or more of service, equal to one week’s salary, which was paid to Mr. Lindsay in the amount of $21,323 and to Mr. Bell in the amount of $8,654.

2024 Proxy Statement	67

Grants of Plan-Based Awards in Fiscal 2023
As described in the CD&A under “Elements of Executive Compensation Components — Performance-Based Compensation Components,” we provide incentive award opportunities to executives, designed to reward both short-term and long-term business performance, and create a close alignment between the interests of our executives and those of our stockholders’. The following table provides information on non-equity incentive plan awards, performance share units and restricted stock granted in fiscal 2023 to each of our named executive officers. Although the grant date fair value is shown in the table for the awards of performance share units and restricted stock, there can be no assurance that these values will actually be realized during the terms of these awards.
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John W. Lindsay		665,280	1,330,560	2,661,120
	12/9/2022				18,231	48,616	121,540		2,639,904
	12/9/2022							59,126	2,639,976
Mark W. Smith		280,000	560,000	1,120,000
	12/9/2022				5,493	14,651	36,627		795,566
	12/9/2022							17,820	795,663
Cara M. Hair		257,500	515,000	1,030,000
	12/9/2022				5,075	13,534	33,835		734,914
	12/9/2022							16,461	734,984
John R. Bell		202,500	405,000	810,000
	12/9/2022				4,246	11,324	28,310		614,905
	12/9/2022							13,773	614,964
Michael P. Lennox		198,000	396,000	792,000
	12/9/2022				4,038	10,770	26,925		584,828
	12/9/2022							13,101	584,960
(1)
The amounts in these columns reflect the threshold, target, and maximum potential payout for each named executive officer under our 2023 STI Plan if certain of our performance objectives were achieved for the October 1, 2022 to September 30, 2023 performance period. The amounts are based on salaries in effect as of January 1, 2023 for each named executive officer, which is the basis for determining the actual payments to be made subsequent to fiscal year-end. The potential payouts were at risk, as they were conditioned on, and driven by achievement of Company performance objectives. The performance measures and bonus opportunities for determining payout under our 2023 STI Plan are described above in the section entitled “Annual Short-Term Incentive Bonus Plan.” The actual earned payouts for each named executive officer under our 2023 STI Plan are included in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(2)
The amounts in these columns reflect the threshold, target, and maximum number of shares issuable with respect to performance share units granted in December 2022. The performance share units are settled in shares of common stock, in an amount from 0% to 200% of the number of units awarded, based on the Company’s relative TSR with such result adjusted further by +/- 25% based on an additional ROIC performance metric over a three-year period. Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three-year performance period (January 1, 2023 to December 31, 2025) and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award. Additional performance share units are credited based on the amount of cash dividends paid on our common stock divided by the market value of our common stock on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited; such potential dividend equivalents are not included in the table above.

(3)
The amounts included in this column reflect the shares of restricted stock granted in fiscal 2023 to the named executive officers. The awards vest ratably in three equal annual installments, beginning on the one-year anniversary of the grant date. Dividends are paid on the restricted stock at the same rate applicable to other holders of our common stock.

(4)
This column represents the grant date fair value under ASC Topic 718 for performance share units and restricted stock granted during fiscal 2023. For additional information on the valuation assumptions, refer to note 11, “Stock-Based Compensation,” in our 2023 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers.

68	2024 Proxy Statement

Outstanding Equity Awards at Fiscal 2023 Year-End
The following table provides information on the current holdings of stock options (all of which are vested and exercisable), performance share units, and restricted stock by the named executive officers at September 30, 2023. Such holdings are reflected in each row below on an award-by-award basis. The vesting schedule for each award that has not fully vested is shown in the footnotes to this table. For additional information about the performance share unit and restricted stock awards granted in fiscal 2023, see the description of such awards in the CD&A under “Elements of Executive Compensation — Performance-Based Compensation Components — Long-Term Equity Incentive Compensation.”
Executive	Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
					RSAs(1)	PSUs(2)	RSAs	PSUs
John W. Lindsay	12/3/2013	62,500	79.67	12/3/2023
	12/2/2014	112,000	68.83	12/2/2024
	11/30/2015	185,000	58.25	11/30/2025
	12/5/2016	96,594	81.31	12/5/2026
	12/4/2017	185,811	58.43	12/4/2027
	11/04/2019				15,554		655,757
	12/11/2020				30,374	53,833	1,280,568	2,269,599	74,902	3,157,868
	12/10/2021				61,822	29,575	2,606,416	1,246,882	67,009	2,825,099
	12/9/2022				59,126		2,492,752		50,533	2,130,471
Mark W. Smith	5/1/2018	23,915	68.90	5/1/2028
	11/4/2019				4,781		201,567
	12/11/2020				9,326	16,528	393,184	696,820	22,998	969,596
	12/10/2021				18,982	9,078	800,281	382,728	20,573	867,358
	12/9/2022				17,820		751,291		15,228	642,012
Cara M. Hair	12/2/2014	5,000	68.83	12/2/2024
	11/30/2015	31,000	58.25	11/30/2025
	12/5/2016	19,026	81.31	12/5/2026
	12/4/2017	38,851	58.43	12/4/2027
	11/4/2019				3,968		167,291
	12/11/2020				8,149	14,442	343,562	608,875	20,095	847,205
	12/10/2021				16,586	7,934	699,266	334,497	17,977	757,910
	12/9/2022				16,461		693,996		14,067	593,065
John R. Bell	12/3/2013	8,500	79.67	12/3/2023
	12/2/2014	22,500	68.83	12/2/2024
	11/30/2015	41,000	58.25	11/30/2025
	12/5/2016	22,485	81.31	12/5/2026
	12/4/2017	43,919	58.43	12/4/2027
	11/4/2019				3,627		152,914
	12/11/2020				7,208	12,774	303,889	538,552	17,773	749,310
	12/10/2021				14,670	7,017	618,487	295,837	15,899	670,302
	12/9/2022				13,773		580,670		11,770	496,223
Michael P. Lennox	11/30/2015	8,400	58.25	11/30/2025
	12/4/2017	35,012	58.43	12/4/2027
	11/4/2019				3,246		136,851
	12/11/2020				6,456	11,442	272,185	482,395	15,920	671,187
	12/10/2021				13,140	6,284	553,982	264,933	14,242	600,443
	12/9/2022				13,101		552,338		11,194	471,939
2024 Proxy Statement	69

(1)
Unvested shares of restricted stock that vest as follows:

Grant Date	Vesting Schedule
11/04/2019	fully vest on 11/04/2023
12/11/2020	fully vest on 12/11/2023
12/10/2021	ratably on each of the following dates: 12/10/2023, 12/10/2024
12/9/2022	ratably on each of the following dates: 12/9/2023, 12/9/2024, 12/9/2025
(2)
Performance share units determined eligible to vest based on the Company’s one-year relative TSR for 2021 (in the case of performance share units granted on December 11, 2020) and for 2022 (in the case of performance share units granted on December 11, 2020 and December 10, 2021) that remain subject to time-based vesting (including dividend equivalents accumulated thereon) as follows:

Grant Date	Vesting Schedule
12/11/2020	fully vest on 12/31/2023
12/10/2021	fully vest on 12/31/2024
(3)
The aggregate market value is based on the closing market price of our common stock of $42.16 on September 29, 2023, the last trading day of fiscal 2023.

(4)
Unvested performance share units that remained subject to performance conditions as follows: (i) the vesting of the performance share units granted on December 11, 2020 remained subject to achievement of a one-year relative TSR goal for 2023; (ii) the vesting of the performance share units granted on December 10, 2021 remained subject to achievement of one-year relative TSR goals for 2023 and 2024; and (iii) the vesting of the performance share units granted on December 9, 2022 remained subject to achievement of one-year relative TSR goals for 2023, 2024 and 2025. All of these performance share units also remained subject to the Company’s relative TSR over the entire three-year performance period applicable to each grant, and, for the December 9, 2022 grant, application of the +/- 25% ROIC modifier. The amounts reported in this column are reported at target payout (including dividend equivalents accumulated thereon). Performance share units granted on December 10, 2021 and December 9, 2022 that remain subject to performance conditions may be determined to be eligible to vest in amounts that are lower or greater than target payout amounts. On January 11, 2024, the Committee certified the achievement of the performance criteria applicable to the performance share units granted on December 11, 2020 resulting in the vesting of 107,428 units, 32,984 units, 28,820 units, 25,491 units, and 22,832 units for each of Mr. Lindsay, Mr. Smith, Ms. Hair, Mr. Bell and Mr. Lennox, respectively.

Stock Vested in Fiscal 2023
The following table provides additional information about shares acquired upon the vesting of stock awards, including the value realized, during fiscal 2023 by the named executive officers. None of the named executive officers exercised any stock options during fiscal 2023.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John W. Lindsay	180,029	$8,724,361
Mark W. Smith	54,983	$2,664,733
Cara M. Hair	46,566	$2,253,617
John R. Bell	42,256	$2,046,781
Michael P. Lennox	37,832	$1,832,451
(1)
The value realized on vesting is calculated using the closing market price of our common stock on the relevant vesting dates.

Pension Benefits for Fiscal 2023
The Pension Benefits table below sets forth the fiscal 2023 year-end present value of accumulated benefits payable to each of our named executive officers who participate in our Pension Plan and our Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans were frozen. Ms. Hair and Messrs. Lennox and Smith are not participants under either the Pension Plan or the Supplemental Pension Plan. Mr. Bell is not eligible for the Supplemental Pension Plan.
The pension benefit under our Pension Plan for time periods between October 1, 1989 and September 30, 2003, is calculated pursuant to the following formula:
70	2024 Proxy Statement

Compensation earned between October 1, 1989 and September 30, 2003 x 1.5% = Annual Pension Benefit.
The pension benefit for the period commencing October 1, 2003 through September 30, 2006 is calculated as follows:
Compensation earned between October 1, 2003 and September 30, 2006 x 0.75% = Annual Pension Benefit.
Pension benefits are determined based on compensation received throughout a participant’s career. “Compensation” includes salary, bonus, vacation pay, sick pay, Section 401(k) elective deferrals, and Section 125 “cafeteria plan” contributions.
The Pension Plan benefit formulas are the same for all employees, with long-serving employees who participated in the plan prior to October 1, 1989 having accrued an additional benefit with respect to those prior periods of service based on legacy plan benefit formulas. Therefore, retirement benefits for executives are calculated in the same manner as for other employees.
A normal retirement benefit is available under our Pension Plan if the employee retires at age 65 with at least five years of credited service or is otherwise fully vested. The “normal retirement date” is the first day of the month coincident with or next following the later of (i) normal retirement age (age 65) and (ii) the fifth anniversary of the employee’s participation in the Pension Plan. An employee can take early retirement once he has reached age 55 and has completed at least 10 years of credited service. The amount of the early retirement benefit payment is reduced if the employee retires prior to age 62 and immediately begins receiving payments. The reduction in the annual benefit amount is 6% for each year (1/2 of 1% for each month) that the employee’s early retirement benefit payments start prior to age 62. The Pension Plan provides unreduced benefits for early retirement after the employee reaches age 62 and has at least 10 years of credited service, which will be calculated in the same manner as the benefit for an employee that retires at age 65 with at least five years of service. A further reduced vested benefit is available if the employee terminates employment before early or normal retirement and has five or more years of credited service.
The employee may choose among alternative forms of retirement income payment after he becomes eligible to retire on his normal retirement date or early retirement date, as the case may be. Optional forms of payment include a single life annuity (which is an unreduced monthly pension for the rest of the employee’s life), a Joint & Survivor Annuity (which is a reduced monthly pension during the employee’s lifetime with payments, depending on the employee’s election, of 50%, 75%, or 100% of the monthly pension continuing to the employee’s spouse for the rest of the spouse’s life), a guaranteed certain benefit option (which is a reduced monthly pension with payments guaranteed for 10 years and if the employee dies before the end of this period, his beneficiary will receive the payments through the end of this period) or a lump-sum (a one-time only lump sum payment, based on the present value of the monthly benefits that would have been expected to be paid for the retiree’s lifetime — no survivor benefits are payable under this option).
The Supplemental Pension Plan benefit payable to the employee is the difference between the monthly amount of our Pension Plan benefit to which the employee would have been entitled if such benefit were computed without giving effect to the limitations on benefits imposed by application of Sections 415 and 401(a)(17) of the Internal Revenue Code, and the monthly amount actually payable to the employee under our Pension Plan at the applicable point in time. The benefit amount is computed as of the employee’s date of termination with the Company in the form of a straight life annuity payable over the employee’s lifetime (calculated in the same manner as the Pension Plan) assuming payment was to commence at the employee’s normal retirement date. The employee will be paid in the form of a lump sum payment or an annual installment payable over a period of two to 10 years as designated by the employee. The employee’s form of payment election under the Pension Plan will not affect the payment form under the Supplemental Pension Plan. Payment under the Supplemental Pension Plan will commence within 30 days of the later of the first business day of the seventh month following the employee’s separation from service or the age (between age 55 and 65) specified on the employee’s election form. However, in the event of death, payment will be made within 30 days of the date of death.
2024 Proxy Statement	71

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
John W. Lindsay	Pension Plan	36	386,253	—
	Supplemental Pension Plan	36	62,469	—
John R. Bell	Pension Plan	25	45,286	—
(1)
The actuarial present value calculation for fiscal 2023 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of September 30, 2023), whereas the present value calculation for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61). The lump-sum assumptions with respect to the Supplemental Pension Plan are consistent with those used at September 30, 2023. The Company’s Pension Plan and the assumptions are more fully described in the 2023 Form 10-K. Mr. Bell would be eligible to receive a benefit any time after attaining age 55 upon his termination of employment. Depending on his age at termination, he would be eligible to receive either a reduced early retirement benefit or an actuarial reduced early deferred vested benefit on or after age 55.

Nonqualified Deferred Compensation for Fiscal 2023
Pursuant to our Supplemental Savings Plan, a participant can contribute between 1% and 40% of a participant’s combined base salary and bonus to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the qualified Savings Plan, then the balance of the match will be contributed to the Supplemental Savings Plan. With the exception of one stable value fund, the investment fund selections are identical in both the qualified Savings Plan and the Supplemental Savings Plan. Unless previously distributed according to the terms of a scheduled in-service withdrawal, a participant’s account will become payable at the time and in the form selected by the participant upon the earlier to occur of a participant’s separation from service, a participant’s disability, a change-in-control or the participant’s death. A participant may select payment in the form of a single lump sum payment or annual installment payments payable over a period of two to 10 years.
The following Nonqualified Deferred Compensation table summarizes the named executive officers’ compensation for fiscal 2023 under our Supplemental Savings Plan.
Name	Executive Contributions for FY 2023(1)(3) ($)	Registrant Contributions for FY 2023(1)(4) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
John W. Lindsay	275,862	131,276	386,769	380,629	3,320,296
Mark W. Smith	62,171	49,375	31,647	—	416,742
Cara M. Hair	35,579	34,300	72,605	37,695	452,954
John R. Bell	33,959	31,429	43,209	53,243	354,831
Michael P. Lennox	63,223	29,152	44,836	—	395,446
(1)
The amounts reflected as Registrant Contributions above are included in the Summary Compensation Table under the “All Other Compensation” column. Executive Contributions reflected above are made monthly during the fiscal year and are based on the employee’s elected deferral percentage rate. Registrant Contributions are made at the end of the calendar year following the end of the fiscal year. These contributions are based on salary and bonus. Executive Contributions are reported as salary and bonus in the Summary Compensation Table.

(2)
These amounts do not include any above-market earnings.

(3)
The fiscal year-end balance reported for the Supplemental Savings Plan includes the following amounts that were previously reported in the Summary Compensation Tables for 2023 and prior years.

John W. Lindsay	$3,016,837	Mark W. Smith	$324,374	Michael P. Lennox	$171,349
Cara M. Hair	$309,542	John R. Bell	$326,292
(4)
The amounts in this column reflect Company contributions to the Supplemental Savings Plan made in April of 2023. A portion of such amounts was previously reported in the 2023 Proxy Statement given that the Supplemental Savings Plan operates on a calendar rather than a fiscal year basis. Going forward, the Company will report Executive and Registrant contributions to the Supplemental Savings Plan for the fiscal year in which such contributions are made.

72	2024 Proxy Statement

Potential Payments Upon Change-in-Control
The following table shows potential pre-tax payments to our named executive officers under existing agreements in the event of a change-in-control, assuming such event and a termination of employment by the Company without cause or by the executive for good reason occurred on September 30, 2023, and using the closing price ($42.16) of our common stock on September 29, 2023, the last trading day of fiscal 2023. Any payments due under the agreements are to be paid in a lump sum within 30 days after an executive’s employment termination date. In addition to such amounts, participants would be entitled to payment of their Pension Plan, Supplemental Pension Plan, and Supplemental Savings Plan balances, as shown in the tables above.
Name	Severance(1) ($)	Bonus(2) ($)	Continued Benefits(3) ($)	Outplacement Services(4) ($)	Stock Award Accelerated(5) ($)	Total ($)
John W. Lindsay	8,889,012	1,854,204	376,439	7,500	18,665,412	29,792,567
Mark W. Smith	2,644,115	762,058	176,302	7,500	5,704,838	9,294,813
Cara M. Hair	2,437,893	703,946	127,890	7,500	5,045,666	8,322,895
John R. Bell	1,947,140	523,570	156,894	7,500	4,406,183	7,041,287
Michael P. Lennox	1,876,060	498,030	142,486	7,500	4,006,254	6,530,330
(1)
For Mr. Lindsay, this amount represents a lump sum payment equal to three (3) times the sum of (a) base salary in effect at the time of termination and (b) an annual bonus, derived by taking the target annual bonus applicable for the year of termination or, if greater, the amount of annual bonus most recently paid for a year preceding the year of termination (which, in this case would have been the fiscal 2022 STI Plan bonus). The computation for the other named executive officers is the same except that the multiplier in the preceding formula is two.

(2)
This amount represents the fiscal 2022 STI Plan bonus, which was higher than each named executive officer’s target fiscal 2023 STI Plan bonus amount.

(3)
This amount represents the value of 24 months of benefit continuation following the termination of employment. Benefits included are: 18 months of Company reimbursement for the cost of medical, dental and vision insurance under COBRA, and private medical, dental, and vision insurance for six months; basic and supplemental life insurance; long-term disability insurance; Savings Plan match; and Supplemental Savings Plan match.

(4)
This amount represents the maximum value of Company-paid outplacement counseling services that could be utilized by the named executive officer.

(5)
This column represents the value of unvested restricted stock awards and performance share units that would vest in full (shown here at target for unearned performance share units, excluding the 25% ROIC modifier where applicable, and actual for earned performance share units) upon a termination without cause or a resignation for good reason with 24 months following a change in control. In the event of an executive’s death, unvested performance units would generally vest at target, and the Committee has discretion to otherwise accelerate vesting of awards granted under the A&R 2020 Plan in the event of an executive’s disability or retirement. For information on outstanding awards under the A&R 2020 Plan, see “Potential Payments Upon Change-in-Control or Termination — Other Termination Payments” above.

2024 Proxy Statement	73

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is requesting stockholder approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement. The Human Resources Committee has overseen the development of a compensation program that is described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, including the related compensation tables and narrative. Our compensation program is designed to attract and retain qualified executives who are critical to the successful implementation of our strategic business plan. Further, we believe that our compensation program promotes a performance-based culture and aligns the interests of executives with those of stockholders by linking a substantial portion of compensation to the Company’s performance. It balances short-term and long-term compensation opportunities to ensure that the Company meets short-term objectives while continuing to produce value for our stockholders over the long-term. The Company believes that its compensation program is appropriate and has served to accomplish the goals mentioned above. In deciding how to vote on this proposal, the Board urges you to consider the “Compensation Discussion and Analysis” section of this proxy statement. For the reasons discussed, the Board recommends a vote in favor of the following resolution:
Board Recommendation The Board unanimously recommends a vote FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

“Resolved, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in the proxy statement).”

As an advisory vote, this proposal is not binding on the Company. However, the Human Resources Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. Our Board currently holds advisory votes on executive compensation on an annual basis and, unless the Board changes this policy the next such vote after the 2024 Annual Meeting will be held at our 2025 annual meeting of stockholders.

74	2024 Proxy Statement

Pay Ratio Disclosure
Our CEO pay ratio was calculated in compliance with the requirements of the SEC.
We identified a new median employee for fiscal year 2023 from our employee population as of September 30th, 2023. The employee population as of such date consisted of 6,797 people in three countries, including all full-time, part-time, seasonal and temporary workers, but excluding the employees described below. We used the last day of the month during the fiscal year for purposes of determining the foreign exchange rate to the U.S. dollar for employees paid in other currencies. We excluded 231 employees based in eight non-U.S. countries as follows: Bahrain — 35; Canada — 1; France — 25; India — 151; Saudi Arabia — 1; United Arab Emirates — 8; United Kingdom — 9; and Venezuela — 1.
We used a consistently applied measure to identify our median-paid employee from our employee population by comparing our employees’ total cash compensation for fiscal 2023, consisting of salary or wages, bonuses, matching contributions to Company savings plans and other income earned during the fiscal year. We did not annualize compensation for employees who were hired during fiscal 2023 and no cost-of-living adjustments were made in identifying the median employee.
To calculate this median employee’s fiscal 2023 compensation, we combined all elements of this employee’s compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total cash compensation of $97,967.
Our CEO’s disclosed compensation amount was $8,595,963. Accordingly, our CEO pay ratio is 88:1.
Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio that we have reported here. We believe that our calculated ratios are reasonable estimates calculated in a manner consistent with the pay ratio disclosure requirements.
2024 Proxy Statement	75

Pay Versus Performance
In this section, we provide the pay versus performance disclosure required by the SEC for our CEO, Mr. Lindsay, and the named executive officers excluding Mr. Lindsay (“Non-CEO NEOs”) as well as certain Company performance metrics for the fiscal years listed below.
					Value of Initial Fixed $100 Investment Based On:(4)
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(2)(3)	H&P TSR	OSX Index TSR	Net Income (Loss) $MM	Modified Cash Flow $MM(5)
2023	$8,595,963	$8,407,218	$2,590,494	$2,527,013	$324	$340	$434	$961(6)(7)(8)
2022	$8,000,873	$15,453,934	$2,383,344	$4,315,514	$271	$215	$7	$448(6)(9)
2021	$8,468,309	$11,856,697	$2,422,386	$3,230,514	$195	$203	$(326)	$102(7)(10)
(1)
The amounts in this column represent the amounts reported for Mr. Lindsay in the total column of the Summary Compensation Table (“SCT”) for each applicable fiscal year.

(2)
Compensation Actually Paid (“CAP”) is the SCT total value for Mr. Lindsay, and average SCT total for the non-CEO NEOs, for each applicable fiscal year with adjustments to the stock award and pension values as required by SEC regulations and described in more detail in the reconciliation tables for our CEO and non-CEO NEOs below.

(3)
The amounts reported in this column represent the average of the amounts reported in the total column of the SCT for the Non-CEO NEOs’ in each applicable fiscal year. For each of fiscal years 2023, 2022, and 2021, the Non-CEO NEOs were Messrs. Smith, Bell and Lennox and Ms. Hair.

(4)
The Company calculates TSR in a manner consistent with the stock performance graph disclosure requirements under Item 201(e) of Regulation S-K, reflecting cumulative TSR on an initial base investment of $100 for the measurement periods beginning on September 30, 2020 and ending on September 30 of each of 2023, 2022 and 2021, respectively. The peer group used for comparison for each of the fiscal years 2023, 2022 and 2021 is the Philadelphia Oil Service (“OSX”) Index.

(5)
We determined Modified Cash Flow to be the most important financial performance measure used to link Company performance to CAP for fiscal 2023. Modified Cash Flow was the performance objective in our 2023 STI Plan with the heaviest weighting. Modified Cash Flow is (a) drilling services revenue less the following expenses from condensed consolidated statements of operations (i) drilling services operating expenses, excluding depreciation and amortization and (ii) selling, general and administrative expenses, with (b) the following normalizing adjustments:

(6)
STI Plan expense to the extent actual payout was different than amounts accrued and certain director stock expenses.

(7)
Expenses or expense accruals for certain legal proceedings.

(8)
Valuation adjustment of a contingent earnout.

(9)
Certain consulting expenses recognized in fiscal 2021 but included in the 2022 STI Plan performance objective target.

(10)
Expenses related to a business development project and cost savings initiatives.

76	2024 Proxy Statement

The CEO Summary Compensation Table to CAP reconciliation is summarized in the following table:
Year	SCT Total for CEO	Minus SCT Change in Pension Value for CEO	Minus SCT Equity for CEO	Plus EOY Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change from prior EOY to current EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change in Fair Value From Prior EOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	CEO CAP
2023	$8,595,963	$0	$5,279,880	$4,090,335	$(1,511,400)	$2,512,200	$8,407,218
2022	$8,000,873	$0	$4,612,431	$7,775,011	$4,536,801	$(246,320)	$15,453,934
2021	$8,468,309	$11,527	$5,321,503	$5,827,051	$2,472,070	$422,297	$11,856,697
“EOY” = End of Year, “BOY” = Beginning of Year
The Average Other NEOs Summary Compensation Table to CAP reconciliation is summarized in the following table:
Year	Average SCT Total for Non- CEO NEOs	Minus Average SCT Change in Pension Value for Non-CEO NEOs	Minus Average SCT Equity for Non- CEO NEOs	Plus EOY Average Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Average Change from prior EOY to current EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Average Change in Fair Value from Prior EOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	Average Non-CEO NEO CAP
2023	$2,590,494	$0	$1,365,196	$1,057,639	$(387,779)	$631,855	$2,527,013
2022	$2,383,344	$0	$1,182,088	$1,992,587	$1,153,124	$(31,453)	$4,315,514
2021	$2,422,386	$2,086	$1,363,869	$1,493,438	$598,180	$82,465	$3,230,514
“EOY” = End of Year, “BOY” = Beginning of Year
In addition to the tabular disclosure above, the following is an unranked list of the most important performance measures that link Compensation Actually Paid to Company performance.
Most Important Performance Measures
Modified Cash Flow
Absolute TSR
ROIC
Pay Versus Performance CAP Comparisons
Each of the following charts shows the relationship between CAP and the required performance measures in the tabular disclosure; Helmerich & Payne TSR (Value of Initial Fixed $100 Investment), Net Income (loss), and Modified Cash Flow (Company Selected Measure). The first chart shows the relationship between Helmerich & Payne TSR and Peer Group TSR (Value of initial Fixed $100 Investment). The Human Resource Committee does not use Net Income as a standalone metric to directly determine pay outcomes. Instead, the Committee believes that Modified Cash Flow better reflects the Company’s performance and aligns executives’ interests with stockholders’ interests as it relates to the Company’s strategic priorities.
2024 Proxy Statement	77

Pay Versus TSR 2021-2023

Compensation Actually Paid versus Total Shareholder Return
$400
$350
$300
$250
$200
$150
$100
$50
$0
Indexed Total Shareholder Return
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($mm)
2021
2022
2023
CAP - CEO
CAP - Non-CEO NEOs
Company TSR
Peer TSR

Pay Versus Net Income 2021-2023

Compensation Actually Paid versus Net Income
Net Income ($mm)
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
-$250
-$500
Compensation Actually Paid ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2021
2022
2023
CAP - CEO
CAP - Non-CEO NEOs
Net Income

Pay Versus Modified Cash Flow 2021-2023

Compensation Actually Paid versus Modified Cash Flow
$1,200
$1,000
$800
$600
$400
$200
$0
Modified Cash Flow ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($mm)
2021
2022
2023
CAP - CEO
CAP - Non-CEO NEOs
Modified Cash Flow

78	2024 Proxy Statement

PROPOSAL 4
APPROVAL OF THE HELMERICH & PAYNE, INC. 2024 OMNIBUS INCENTIVE PLAN
Introduction
The Company is requesting stockholder approval of the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”). Subject to stockholder approval, the 2024 Plan will replace our current stockholder-approved Amended and Restated Helmerich & Payne 2020 Omnibus Incentive Plan (the “A&R 2020 Plan”), and no further awards will be granted under the A&R 2020 Plan. If stockholder approval is not obtained, the 2024 Plan will not be effective, and the A&R 2020 Plan will continue in effect in accordance with its terms.
The purpose of the 2024 Plan is to create incentives designed to motivate our non-employee directors, officers, employees and consultants to significantly contribute toward the growth and profitability of the Company. The Human Resources Committee and the Board believe that long-term, equity-based compensation is a critical component of our compensation program because of its unique ability to promote multiple objectives, including: (i) aligning the interests of our non-employee directors, officers, employees and consultants with those of our stockholders, (ii) tying compensation to the Company’s achievement of long-term goals and strategic objectives and diminishing any incentive for non-employee directors, officers, employees and consultants to pursue short-term objectives at the expense of long-term priorities, (iii) ensuring that realized compensation reflects changes in stockholder value over the long-term, and (iv) attracting and retaining highly skilled non-employee directors, officers, employees and consultants. The Human Resources Committee and the Board believe that equity-based compensation fosters and strengthens a sense of ownership and personal involvement in the Company’s success which contributes to continuity and stability within the Company’s leadership.
Why Submit the Plan to a Vote of Our Stockholders?
The Company is submitting the 2024 Plan to a vote of the stockholders in order to comply with New York Stock Exchange rules and to allow us to grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (called the “Code” in this Proposal and such incentive stock options called “ISOs” in this Proposal).
Set out below is a summary of the material provisions of the 2024 Plan. This description is qualified in its entirety by reference to the full text of the 2024 Plan, which is included as Appendix A to this Proxy Statement. Information in the “Equity Compensation Plan Information” section of this Proxy Statement may also be relevant to stockholder consideration of this Proposal.
Certain Plan Highlights
Some highlights of the 2024 Plan include the following:
•
Number of Available Shares

Subject to adjustment in the circumstances described below, the aggregate number of shares of Company common stock available for issuance under the 2024 Plan is equal to the sum of: (i) 250,000 newly authorized shares of Company common stock plus (ii) the number of shares of Company common stock that remain available for issuance under the A&R 2020 Plan as of the date the A&R 2024 Plan is approved by our stockholders plus (iii) any shares of common stock subject to an outstanding award under the A&R 2020 Plan as of the date the A&R 2024 Plan is approved by our stockholders that after such date are not issued because such award is forfeited, cancelled, exchanged or surrendered or if such award otherwise terminates or expires without a distribution of shares. Any such shares that are subject to “full
2024 Proxy Statement	79

value” awards under the A&R 2020 Plan (i.e., awards other than stock options, which are sometimes called “Options” in this Proposal, and stock appreciation rights, which are sometimes called “SARs” in this Proposal) will be added back as two shares for each share made available under the award, consistent with the terms of the A&R 2020 Plan.
•
Types of Awards

The 2024 Plan provides for the issuance of Options (including both ISOs and nonqualified stock options, which are Options that are not designated as ISOs or do not satisfy the requirements to be ISOs), stock appreciation rights, restricted shares, restricted share units, share bonuses, other share-based awards and cash awards.
•
Limit on Non-Employee Director Compensation

In a given “grant year” (which generally refers to the annual period commencing on the date of the Company’s annual meeting of stockholders and concluding on the day immediately preceding the next annual meeting of stockholders), the total compensation payable to a non-employee director cannot exceed $700,000, including the aggregate fair market value of awards granted under the 2024 Plan and any cash compensation otherwise provided to such non-employee director. Amounts paid to such an individual for services as an employee or consultant or as severance are not factored into such limit.
•
Prohibition Against Liberal Share Recycling

The 2024 Plan does not allow the reuse of shares withheld or delivered to satisfy the exercise or base price of Options and SARs or the reuse of shares withheld or delivered to satisfy tax obligations on any award.
•
Prohibition Against Repricing; No Reload Options

Except in connection with equitable adjustments upon a change in capitalization, the 2024 Plan does not permit the Company to reduce the exercise price of Options or SARs or take any other action that is treated as a re-pricing under generally accepted accounting principles or provide cash payment for underwater Options or SARs without stockholder approval. Reload options are also prohibited under the 2024 Plan.
•
No Default Single-Trigger Change in Control Vesting

The 2024 Plan provides that outstanding awards will not vest upon the occurrence of a change in control and will instead vest only upon a qualifying termination of employment (i.e., a termination by the Company without “cause” or by the participant for “good reason,” as those terms are defined in the 2024 Plan) within 24 months of a change in control, unless the outstanding award is not assumed or substituted by the acquirer in connection with a change in control or the plan administrator determines otherwise under the circumstances.
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Subject to Clawback

Awards under the 2024 Plan will be subject to applicable Company clawback policies including our Rule 10D-1 Clawback Policy and our Senior Leader Recoupment Policy.
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Minimum Vesting Period

Each award granted under the 2024 Plan will be subject to a vesting period or performance period, as applicable, of at least one year following the date of grant. Notwithstanding the foregoing, awards representing a maximum of five percent of the shares of Company common stock initially reserved for issuance under the 2024 Plan may be granted without any such minimum vesting condition. However, the plan administrator may accelerate the vesting of or waive restrictions on awards in whole or in part in the case of a participant’s death, retirement (termination of employment following age 55 with at least 15 years of service) or disability or upon the occurrence of a change in control.
80	2024 Proxy Statement

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Performance Vesting

Any awards under the 2024 Plan may be made subject to performance vesting criteria.
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Duration of the 2024 Plan

The 2024 Plan, if approved by our stockholders, will expire on January 15, 2034, the tenth anniversary of its adoption by the Board, unless terminated earlier by the Board in accordance with the 2024 Plan. Any awards outstanding as of the termination date will continue in effect in accordance with their terms.
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Governing Law

The 2024 Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Information Regarding Share Amounts
While there are awards outstanding under the historical equity compensation plans maintained by the Company over the years, the A&R 2020 Plan is the only plan under which the Company may currently grant equity-based awards. The 2024 Plan would replace the A&R 2020 Plan upon its approval by our stockholders, and no further awards would be granted under the A&R 2020 Plan. The table below gives information about the Company’s common stock that may be issued upon the exercise of Options and vesting of restricted shares, restricted share units and performance share units under all of the Company’s equity compensation plans as of January 2, 2024. The table therefore includes the following plans: the Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan (the “2010 Plan”); the Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”); and the A&R 2020 Plan. There are no outstanding awards under equity compensation plans not approved by stockholders. The table below also includes information regarding the 2024 Plan. As of January 2, 2024, the Company had a total of 99,983,704 common shares outstanding.
New shares being authorized under the 2024 Plan	250,000
Shares remaining for grant under the A&R 2020 Plan (which will become available under the 2024 Plan, if approved)(1)	1,985,005
Stock options outstanding(2)	1,912,989
Weighted average exercise price	$63.55
Weighted average remaining contractual life of stock options	2.57
Restricted shares outstanding (unvested)(3)	1,358,685
Performance share units outstanding(4)	2,023,832
Total number of shares available for awards under the 2024 Plan if this proposal is approved	2,235,005
(1)
Under the A&R 2020 Plan, stock-based awards are granted from a pool of available shares, with Options counting as one share and restricted shares, restricted share units and performance share units (full value awards) counting as two shares (i.e., if only full value awards were granted under the A&R 2020 Plan, such awards could cover a maximum of 992,502 shares). No shares remain available for new awards granted under the 2016 Plan or the 2010 Plan.

(2)
Of this total, 992,813 Options were granted under the 2010 Plan and 920,176 Options were granted under the 2016 Plan. There are no Options outstanding under the A&R 2020 Plan.

(3)
Of this total, all restricted shares were granted under the A&R 2020 Plan. There are no restricted shares outstanding under the 2016 Plan or the 2010 Plan.

(4)
All outstanding performance share units were granted under the A&R 2020 Plan. Shown at actual achievement for performance periods that ended prior to December 31, 2023 and at maximum achievement for all other performance periods.

Historical Annual Share Usage
While equity-based awards are an important part of our long-term incentive compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in granting equity-based awards.
2024 Proxy Statement	81

Overhang
As outlined above, as of January 2, 2024, we had approximately 7,280,511 common shares subject to outstanding awards (under the A&R 2020 Plan and prior plans and assuming actual achievement for performance periods that ended prior to December 31, 2023 and maximum achievement for all other performance periods) or available for future awards under the A&R 2020 Plan, which represented approximately 7.28% of our common shares outstanding, such percentage referred to as overhang percentage. If the 2024 Plan is approved, we will have 2,235,005 shares available for future awards under the 2024 Plan, which includes the 1,985,005 shares remaining under the A&R 2020 Plan. The 250,000 additional common shares proposed to be included in the 2024 Plan reserve would increase the overhang percentage by approximately 0.25% to approximately 7.53%.
Share Usage-Burn Rate
The annual share usage under the A&R 2020 Plan for our last three fiscal years was as follows:
	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021	Average
Total Shares Granted During Fiscal Year(1)	723,383	957,106	994,676	891,722
Basic Weighted Average Common Shares Outstanding	102,447,000	105,891,000	107,818,000	105,385,333
Burn Rate (A / B)	0.71%	0.90%	0.92%	0.85%
(1)
Total shares granted in each fiscal year reflected in the table above include restricted shares, excluding units deferred pursuant to cash settled plans, and performance share units at target achievement. No stock options were granted in fiscal 2021, 2022, or 2023.

Summary of Certain Additional 2024 Plan Provisions
Set out below is a summary of certain other features of the 2024 Plan. All capitalized terms used in this Proposal and not otherwise defined herein have the meanings ascribed to them in the 2024 Plan, included as Appendix A to this proxy statement.
Term	Description
Plan Term	The 2024 Plan, if approved by our stockholders, will expire on January 15, 2034 (unless terminated earlier by the Board in accordance with the 2024 Plan), but any awards outstanding at the time of such expiration or termination will continue in effect in accordance with their terms.
Eligibility for Grants	All employees of the Company and its affiliates (including all officers), as well as all non-employee directors and consultants of the Company and its affiliates, are eligible to participate in the 2024 Plan. The 2024 Plan’s administrator will select in its discretion those individuals who will be granted awards under the 2024 Plan (those selected to participate are called “participants” in this Proposal). As of January 15, 2024, there were approximately 6,321 employees, approximately 634 consultants and 10 non-employee directors who would have been eligible to participate in the 2024 Plan.
Awards Available	• ISOs and Nonqualified Stock Options; • Stock Appreciation Rights; • Restricted Shares and Restricted Share Units; • Share Bonuses; • Other Share-Based Awards; and • Cash Awards
82	2024 Proxy Statement

Type of Shares Authorized
The common shares, par value U.S. $0.10 per share, of the Company are authorized for issuance under the 2024 Plan. As of January 12, 2024, the closing price per share of the Company’s common stock on the New York Stock Exchange was $33.93.
Shares issued under the 2024 Plan may, in whole or in part, be authorized but unissued shares or shares that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. No fractional shares will be issued or delivered pursuant to the 2024 Plan. The plan administrator will determine whether cash, other awards, or other property will be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto will be forfeited or otherwise eliminated.

Plan Administration
The 2024 Plan will be administered by the Board, or if the Board does not administer the Plan, a committee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the Board or such committee is sometimes called the “plan administrator” in this proposal). The initial plan administrator will be the Human Resources Committee. The plan administrator may interpret the 2024 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2024 Plan.
Without limiting the foregoing paragraph, the plan administrator will have the authority to, among other things, (i) select those individuals who will receive awards under the 2024 Plan, (ii) determine whether and to what extent awards will be granted to participants, (iii) determine the number of shares to be covered by each award granted under the 2024 Plan, (iv) determine the terms and conditions, not inconsistent with the terms of the 2024 Plan, of each award granted under the 2024 Plan, (v) determine fair market value in accordance with the 2024 Plan, (vi) determine duration and purpose of leaves of absence that may be granted to participants without constituting a termination of employment or service; (vii) determine the impact of leaves of absence or changes in employment or service status on awards; (viii) adopt, alter or repeal administrative rules, guidelines or practices, (ix) prescribe, amend and rescind rules and regulations relating to sub-plans under the 2024 Plan for foreign jurisdictions and (x) construe and interpret the terms and provisions of the 2024 Plan and any award issued under the 2024 Plan (and any award agreement relating thereto), and to otherwise supervise the administration of the 2024 Plan and to exercise all powers and authorities either specifically granted under the 2024 Plan or necessary and advisable in the administration of the 2024 Plan.
To the extent permitted by applicable law, the Board may, by resolution, authorize one or more employees of the Company to do one or both of the following on the same basis as (and as if the employee for such purposes were) the plan administrator: (i) designate individuals to receive awards and (ii) determine the size and terms and conditions of any such awards. However, the Board may not delegate such responsibilities to any executive officer for awards granted to any individual who is an executive officer, a non-employee director or a more than 10% beneficial owner of any class of the Company’s equity securities, and the resolution providing for such authorization must set forth the total number of common shares the

2024 Proxy Statement	83

executive officer may grant during any period. Any such delegate must report periodically to the Board (or applicable committee thereof) regarding the nature and scope of the awards granted pursuant to such delegated authority
All decisions made by the plan administrator pursuant to the provisions of the 2024 Plan will be final, conclusive and binding on all persons, including the Company and the participants.
Share Counting
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The following shares will not be added to the number of shares authorized for issuance under the 2024 Plan: (i) shares exchanged or withheld as payment in connection with the exercise of an Option or SAR or the payment of any purchase price with respect to any other award; (ii) shares exchanged or withheld to satisfy tax withholding obligations with respect to awards; (iii) shares subject to SARs that are not issued in connection with stock settlement on exercise thereof; and (iv) shares reacquired by the Company on the open market (or otherwise) using the cash proceeds of Option exercises.

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If any shares subject to an award granted under the 2024 Plan or granted under the A&R 2020 Plan as of January 2, 2024, are forfeited, cancelled, exchanged or surrendered or if such award otherwise terminates or expires without a distribution of shares to the participant (including by virtue of cash settlement), the shares with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available (or be made available) for awards under the 2024 Plan. Any such shares that are subject to “full value” awards under the A&R 2020 Plan will be added back as two shares for each share made available under the award, consistent with the terms of the A&R 2020 Plan. Shares underlying awards that can only be settled in cash will not be counted against the aggregate number of shares available for awards under the 2024 Plan.

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Upon the exercise of any award granted in tandem with any other awards, the unexercised tandem award will be cancelled to the extent of the number of shares as to which the related award is exercised and such number of shares will no longer be available for awards under the 2024 Plan.

Non-Employee Director Awards	The total compensation paid to any one non-employee director during any grant year will not exceed $700,000 including the aggregate fair market value on the date of grant of shares subject to awards granted under the 2024 Plan and any cash compensation paid or payable (whether under or outside the 2024 Plan). This limit will be determined without regard to amounts paid to a non-employee director during or for any period in which such individual was an employee or consultant, and any severance and other payments paid to a non-employee director for such director’s prior or current service other than serving as a director will not be taken into account in applying this limit.
84	2024 Proxy Statement

Repricing Prohibited; No Reload Options	Unless approved by our stockholders or otherwise specifically provided under the 2024 Plan in connection with any equitable adjustment upon a change in control, the Company may not reprice or cancel and regrant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards. Reload options are also prohibited under the 2024 Plan.
Effect of Termination of Service	Unless otherwise provided in an applicable award agreement: (i) if a participant’s employment with the Company, a subsidiary or an affiliate terminates as a result of death, disability, or retirement, the participant (or personal representative in the case of death) will be entitled to exercise all or any part of any (A) vested ISO for a period of up to three months from such date of termination (one year in the case of death or disability in lieu of the three-month period), or (B) a vested SAR or vested nonqualified stock option during the remaining term of such SAR or nonqualified stock option; (ii) if a participant’s employment terminates for any other reason, the participant will, except where an award is subject to a clawback or recoupment provision of applicable law or an award agreement, be entitled to exercise all or any part of any vested Option or SAR for a period of up to three months from the date of termination. In no event will any Option or SAR be exercisable past the term established in the award agreement. Any vested Option or SAR which is not exercised will expire upon the earlier of (i) the period described in the foregoing provisions or other applicable date provided in the award agreement or (ii) the expiration of its term. Unless otherwise accelerated or where an award agreement or the plan administrator provides for continued vesting after termination of employment, all unvested awards will be forfeited upon termination of employment.
Special Provisions for Options
General Description	Awards may be in the form of Options, which are rights to purchase a specified number of shares of common stock at a specified price not less than that of the fair market value of a share of common stock on the date of grant. An Option may be either an ISO or a nonqualified stock option.
Number Granted	As determined by the plan administrator.
Per-Share Exercise Price
Not less than the fair market value of a share of Company common stock on the grant date (other than in the case of substitute awards upon an equitable adjustment).
The fair market value for this purpose is the closing price of our common stock as reported on the New York Stock Exchange on the grant date (or, if such date is not a trading day, on the last preceding date that was a trading day).

Vesting and Exercise Periods	As determined by the plan administrator, subject to the 2024 Plan’s one-year minimum vesting condition and any exceptions thereto. However, the term of Options may not exceed ten years.
2024 Proxy Statement	85

Exercise Methods	Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole shares to be purchased, accompanied by payment in full of the aggregate exercise price of the shares so purchased in cash or its equivalent, as determined by the plan administrator. As determined by the plan administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the plan administrator (including the withholding of shares otherwise issuable upon exercise), (ii) in the form of unrestricted shares already owned by the participant which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the Option is exercised, (iii) any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) any combination of the foregoing.
Incentive Stock Options (ISOs)	All of the shares available for grant under the 2024 Plan may be made subject to ISOs. ISOs must satisfy requirements prescribed by the Code to qualify for special tax treatment.
Dividends and Distributions	Dividends and distributions are not permitted to be paid on the shares subject to outstanding Options.
Special Provisions for SARs
General Description	Awards may be in the form of SARs, which are rights to receive a payment, in cash or shares of common stock, equal to the fair market value or other specified value of a number of shares on the rights exercise date over a specified strike price not less than the fair market value of a share of common stock on the date of grant. SARs may be granted alone or in conjunction with any Option granted under the 2024 Plan.
Form of Settlement	SARs may be paid in shares, cash or a combination of shares and cash, as determined by the plan administrator.
Exercise	Upon exercise of a SAR, the SAR grantee will receive an amount equal to the excess of the fair market value of the shares on the date the exercise election is received by the Company, over the base price of the SAR on the date of grant (which may not be less than the fair market value of the shares on the date of grant) multiplied by the number of shares with respect to which the SAR is exercised.
Number Granted	As determined by the plan administrator.
Dividends and Distributions	Dividends and distributions may not be paid on the shares subject to outstanding SARs.
Vesting and Exercise Periods	As determined by the plan administrator, subject to the 2024 Plan’s one-year minimum vesting condition and any exceptions thereto. However, the term of SARs may not exceed ten years.
86	2024 Proxy Statement

Special Provisions for Restricted Shares and Restricted Share Units
General Description
Awards may also be in the form of grants of common stock or units denominated in common stock, including Restricted Shares and Restricted Share Units, that in each case, are subject to the terms and conditions as the plan administrator prescribes (which may include performance vesting conditions). Restricted Shares constitute actual shares of common stock that remain subject to forfeiture until the vesting conditions thereon lapse.
Restricted Share Units constitute awards valued by reference to shares of common stock which become payable in shares of common stock and/or cash when the vesting conditions thereon lapse.

Number Granted	As determined by the plan administrator. The plan administrator will determine the purchase price, if any.
Lapse of Restrictions
All restrictions imposed under the Restricted Shares or Restricted Share Units lapse upon the expiration of the restricted period if the applicable vesting conditions have been met.
Upon the lapse of restrictions, Restricted Shares become unrestricted shares of common stock and Restricted Share Units become payable (although payouts can be made on or after the vesting of the Restricted Share Units depending on the terms and conditions of such award and subject to the requirements of Section 409A of the Code). Payouts of Restricted Share Units may be in the form of shares of common stock, cash or any combination of shares and cash as determined by the plan administrator.

Stockholder Rights	Except as otherwise provided in an award agreement, participants generally have the rights of a stockholder of the Company with respect to Restricted Shares during the applicable restricted period, including the right to vote such shares and to receive dividends on such shares. Participants generally do not have the rights of a stockholder with respect to shares subject to Restricted Share Units during the restricted period; provided, however, that an amount equal to dividends declared during the restricted period with respect to the number of shares covered by Restricted Share Units may, to the extent set forth in an award agreement, be provided to the participant upon settlement of the Restricted Share Units.
Shares Bonuses, Other Share-Based Awards and Cash Awards	Share Bonuses (fully vested share awards), Other Share-Based Awards (awards denominated in shares other than those described above, including dividend equivalents) and Cash Awards (awards solely payable in cash) may be granted in the amounts and on the terms and conditions as the plan administrator determines. The plan administrator will determine the purchase price, if any.
2024 Proxy Statement	87

Other Information
Change in Control
Unless otherwise determined by the plan administrator and evidenced in an award agreement, and subject to the ability of the plan administrator to accelerate the vesting of or waive restrictions on awards in whole or part upon a “change in control” of the Company (as defined in the 2024 Plan), in the event that (i) a change in control occurs and (ii) either (x) an outstanding award is not assumed or substituted in connection therewith or (y) an outstanding award is assumed or substituted in connection therewith and the participant’s employment or service is terminated by the Company (or its successors or affiliates) without “cause” or by the participant for “good reason” (as those terms are defined in the 2024 Plan) within 24 months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved.
If the plan administrator determines to accelerate the vesting of Options and/or SARs in connection with a change in control, the plan administrator will also have discretion in connection with such action to provide that all Options and/or SARs outstanding immediately prior to such change in control will expire on the effective date of such change in control.
An outstanding award will be considered to be assumed or substituted in connection with a change in control if, following the change in control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the change in control except that, if the award related to shares, the award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the plan administrator, in its sole discretion).
Equitable Adjustments
In the event of a merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), share split, reverse share split, subdivision or consolidation, combination or exchange of shares, or other change in corporate structure which, the plan administrator determines, in its sole discretion, affects the common stock of the Company such that an equitable adjustment or substitution is appropriate, an equitable substitution or proportionate adjustment will be made, at the sole discretion of the plan administrator, in (i) the aggregate number of common shares reserved for issuance under the 2024 Plan and the maximum number of shares or cash that may be subject to awards granted to any participant in any calendar year, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding Options and SARs granted under the 2024 Plan, and (iii) the kind, number and purchase price of shares, or the amount of cash or amount or type of property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the 2024 Plan. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator.
In addition, the plan administrator, in its sole discretion but subject to the requirements of Section 409A of the Code, may terminate any outstanding award in exchange for payment of cash or other property having an aggregate fair market value equal to the fair market value of the shares, cash or other property covered by such award, reduced by the aggregate exercise price or base price of the outstanding award (if any). If, however, the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the common shares, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.
With respect to ISOs, any such adjustment must be made in accordance with Section 424(h) of the Code and any regulations thereunder.
Plan Amendment and Termination
The Board may amend, alter or terminate the 2024 Plan at any time, but no amendment, alteration, or termination will be made that would impair the rights of a participant under any outstanding award without the participant’s
88	2024 Proxy Statement

consent. Unless the Board determines otherwise, the Board will obtain approval of the Company’s stockholders for any amendment to the 2024 Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Company’s common stock is traded or other applicable law. The plan administrator may amend the terms of any outstanding award, prospectively or retroactively, but generally no such amendment will impair the rights of any participant without his or her consent.
Non-transferability of Awards
No award under the 2024 Plan is transferable except as provided in the applicable award agreement or if consented to by the plan administrator in its discretion. Unless otherwise determined by the plan administrator, an Option may be exercised, during the lifetime of the participant, only by the participant or, during any period during which the participant is under a legal disability, by the participant’s guardian or legal representative.
Tax Withholding
Each participant will pay to the Company or be required to make arrangements satisfactory to the plan administrator regarding payment of the amount of the applicable tax withholding with respect to an award, as determined by the Company. Such payment may be based on tax rates up to the maximum statutory rates in the participant’s applicable jurisdiction. The Company has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have the Company withhold from delivery of shares, cash or other property, as applicable, or by delivering already owned unrestricted common shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any award.
Unfunded Status of the 2024 Plan
The 2024 Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained in the 2024 Plan is intended to give the participant any rights that are greater than those of a general creditor of the Company.
New Plan Benefits
The number and type of awards that will be granted under the 2024 Plan are not determinable at this time as the plan administrator will make these determinations in its sole discretion if the 2024 Plan is approved.
U.S. Federal Income Tax Consequences
The following is a summary of the current U.S. federal income tax consequences of awards made under the 2024 Plan. The summary is general in nature and does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary does not attempt to describe (i) any tax consequences arising in the context of a participant’s death or disability or (ii) any state or local or non-U.S. tax laws that may be applicable. The following information is provided for stockholders considering how to vote on this proposal and is not tax guidance to participants. As such, we recommend that all participants consult their own tax advisor concerning the tax implications of awards granted under the 2024 Plan.
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Nonqualified Stock Options

In general, no taxable income is realized by a participant upon the grant of a nonqualified stock option (an Option that is not an ISO). Rather, at the time of exercise of the Option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income.
2024 Proxy Statement	89

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Incentive Stock Options

An Option holder will not realize taxable income upon the grant of an ISO under the 2024 Plan. In addition, an Option holder generally will not realize taxable income upon the exercise of an ISO. An Option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the ISO, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the ISO. Further, except in the case of an Option holder’s death or disability, if an Option is exercised more than three months after the option holder’s termination of employment, the Option will cease to be treated as an ISO and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized above. If an Option holder sells the shares acquired upon exercise of an ISO, the tax consequences of the disposition will depend upon whether the disposition is a “qualifying” or “disqualifying” disposition. The disposition of the shares will be a qualifying disposition if it is made at least two years after the date on which the ISO was granted and at least one year after the date on which the ISO was exercised. If the disposition of the Option shares is a qualifying disposition, any excess of the sale price of the shares over the exercise price of the Option will be treated as long-term capital gain taxable to the Option holder at the time of the sale. Conversely, if the disposition is made within two years of the date on which the ISO was granted or within one year of the date on which the ISO was exercised, the disposition will be a disqualifying disposition, the excess of the fair market value of the shares on the date of disposition over the exercise price will be taxable income to the Option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the Option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. If an Option holder engages in a qualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. If an Option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the Option holder. If an Option holder pays the exercise price of an ISO by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the Option holder acquired the shares being tendered pursuant to the exercise of an ISO and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
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SARs

Like nonqualified stock options, SARs generally are not taxable to the participant at grant, but the participant will recognize taxable ordinary income on the date of exercise equal to the amount paid to the participant (i.e., the excess of the value of the shares on the date of exercise over the base price of the SARs). Similarly, the Company generally will be entitled to a deduction in that same amount when the SARs are exercised.
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Restricted Shares

A participant recognizes no taxable income at the time he or she is granted Restricted Shares. However, a participant may make an election under Section 83(b) of the Code to be taxed at grant, which would cause the grant to be taxable as ordinary income (and deductible by the Company at that time) in an amount equal to the fair market value of the Restricted Shares reduced by any amount paid for the Restricted Shares and any future appreciation or depreciation in the value of such shares would be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxable as ordinary income when the restrictions under the grant lapse, and the Company generally will be entitled to a deduction at that time, in an equal to the fair market value of the Restricted Shares on vesting reduced by any amount paid for the Restricted Shares. To the extent a participant realizes capital gains, as described above, the Company will not be entitled to any deduction for federal income tax purposes.
90	2024 Proxy Statement

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Restricted Share Units

In general, no taxable income is realized by a participant upon the grant of Restricted Share Units. The fair market value of any stock issued and/or the cash amount paid in settlement of the Restricted Share Units is taxable to the participant as ordinary income when such stock is issued and/or cash is paid to the participant, even if the Restricted Share Units became non-forfeitable (i.e., the restrictions under the units lapse) at an earlier date. Any dividend equivalents that accumulate before the Restricted Share Units are payable are paid, and the fair market value of such dividend equivalent is taxable as ordinary income, when such Restricted Share Units become payable. The Company is not entitled to a deduction until the stock or cash is payable and then generally is entitled to a deduction in the same amount, if any, that is taxable to the participant as ordinary income.
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Other Awards

With respect to other awards granted under the 2024 Plan, including Share Bonuses, Other Share-Based Awards and Cash Awards, generally when the participant receives payment with respect to an award the amount of cash and/or the fair market value of any shares or other property received will be recognized as taxable ordinary income by the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
•
Code Section 162(m)

In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the 2024 Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligations with respect to the participant’s ordinary taxable income. Following the enactment of the Tax Cuts and Jobs Act, beginning with the 2018 calendar year, the $1 million annual deduction limitation under Section 162(m) of the Code applies to compensation paid to any individual who serves as the Company’s Chief Executive Officer, Chief Financial Officer or qualifies as one of its other three most highly compensated executive officers in 2017 or any later calendar year. As a result, compensation paid to such individuals, whether under the 2024 Plan or otherwise, in excess of $1 million per year will not be deductible by the Company to the extent Section 162(m) of the Code applies to the payment.
•
Change in Control

The acceleration of the exercisability or the vesting of an award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when a “disqualified individual” (which includes officers, certain highly compensated individuals and certain significant stockholders) receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such individual during the five calendar years preceding the calendar year in which the change in control occurs. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by a disqualified individual is characterized as an excess parachute payment, such individual is subject to a 20% excise tax on the amount of the excess parachute payment, and the Company is denied a tax deduction with respect to such excess parachute payment.
•
Code Section 409A

Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the advance election of deferrals, and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (e.g., taxation at the later of the granting or vesting of an award) plus interest to the participant of deferred compensation and the imposition of an additional 20%
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penalty tax on the participant based on the deferred amounts included in the participant’s taxable income. The Company intends to structure awards under the 2024 Plan in a manner that is designed to be exempt from or comply with Section 409A of the Code. The Company will have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant.
Registration with the SEC
If this proposal is approved, we intend to file a Registration Statement on Form S-8 relating to the issuance of common shares under the 2024 Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2024 Plan by the stockholders.

Our Board has adopted the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan, subject to stockholder approval, and unanimously recommends a vote FOR approval of the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan.

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Summary of All Existing Equity Compensation Plans
The following chart sets forth information concerning our equity compensation plans as of September 30, 2023.
EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,910,427	$65.08(2)	5,539,588(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	2,910,427		5,539,588
(1)
Includes the 2010 Plan, the 2016 Plan, and the A&R 2020 Plan and reflects performance share unit awards at actual attained achievement or target achievement if such awards have not yet been earned.

(2)
Reflects weighted-average exercise price of outstanding stock options. This column does not include information regarding performance share unit awards since such awards do not have an exercise price.

(3)
The reported 5,539,588 shares are available for future issuance under our A&R 2020 Plan. Of the 5,539,588 shares that remain available for issuance under our A&R 2020 Plan, up to 2,769,794 shares may be awarded as restricted stock or certain other awards under the fungible share counting provisions of the A&R 2020 Plan.

(4)
We do not maintain any equity compensation plans that have not been approved by stockholders.

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STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth those persons or groups who, to our knowledge, beneficially own more than 5% of our common stock, the number of shares beneficially owned by each, and the percentage of outstanding stock so owned, as of January 2, 2024. At the close of business on January 2, 2024, there were 99,983,704 issued and outstanding shares of our common stock.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	Common Stock	17,591,785(1)	17.6%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	11,865,323(2)	11.9%
State Farm Mutual Automobile Insurance Company One State Farm Plaza Bloomington, IL 61710	Common Stock	8,257,200(3)	8.3%
AllianceBernstein L.P 1345 Avenue of the Americas New York, NY 10105	Common Stock	5,394,766(4)	5.4%
(1)
This information is based on BlackRock, Inc.’s Schedule 13G Amendment filed with the SEC on January 26, 2023. Of the shares reported as beneficially owned, BlackRock, Inc. has sole voting power over 17,289,168 shares and sole dispositive power over 17,591,785 shares.

(2)
This information is based on The Vanguard Group, Inc.’s Schedule 13G Amendment filed with the SEC on February 9, 2023. Of the shares reported as beneficially owned, The Vanguard Group, Inc. has sole dispositive power over 11,695,541 shares, shared voting power over 75,976 shares, and shared dispositive power over 169,782 shares.

(3)
This information is based on State Farm Mutual Automobile Insurance Company’s Schedule 13G Amendment filed with the SEC on January 31, 2023. Of the shares reported as beneficially owned, State Farm Mutual Automobile Insurance Company and certain of its affiliates have sole voting and dispositive power over 8,257,200 shares.

(4)
This information is based on Alliance Bernstein L.P.’s Schedule 13G filed with the SEC on February 14, 2023. Of the shares reported as beneficially owned, AllianceBernstein L.P have sole voting power over 4,906,316 shares, sole dispositive power over 5,373,181 shares and shared dispositive power over 21,585 shares.

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Security Ownership of Directors and Management
The following table sets forth the total number of shares of our common stock beneficially owned by each of the present Directors and nominees, our CEO, all other executive officers named in the Summary Compensation Table, and all Directors and executive officers as a group, and the percent of the outstanding common stock so owned by each as of January 2, 2024.
Directors and Named Executive Officers	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2) (%)
Hans Helmerich	Common Stock	2,149,791(3)(4)(5)(6)	2.15
John W. Lindsay	Common Stock	1,084,429(4)(5)(6)(9)	1.08
John R. Bell	Common Stock	270,278(4)(5)(6)(9)
Cara M. Hair	Common Stock	213,232(4)(5)(9)
Mark W. Smith	Common Stock	145,353(4)(5)(9)
Michael P. Lennox	Common Stock	133,852(4)(5)(9)
John D. Zeglis	Common Stock	88,890(4)(5)
Thomas A. Petrie	Common Stock	68,464(4)(5)(8)
Randy A. Foutch	Common Stock	59,397(4)(8)
Donald F. Robillard, Jr.	Common Stock	43,570(4)(8)
Kevin G. Cramton	Common Stock	38,785(4)(5)
José R. Mas	Common Stock	38,785(4)(5)
Belgacem Chariag	Common Stock	12,575(5)
Delaney M. Bellinger	Common Stock	6,595(4)(8)
Elizabeth R. Killinger	Common Stock	3,394(5)
All Directors and Executive Officers as a Group (16 persons)	Common Stock	4,426,644(7)	4.38
(1)
Unless otherwise indicated, all shares are owned directly by the named person, and he or she has sole voting and investment power with respect to such shares. Shares owned include restricted shares over which the named person has voting, but not investment power, and stock options held by the named person include options exercisable within 60 days of January 2, 2024.

(2)
Percentage calculation not included if beneficial ownership is less than one percent of class.

(3)
Includes 24,470 shares owned by Mr. Helmerich’s wife, with respect to which he has disclaimed all beneficial ownership; 1,854,750 shares held by Mr. Helmerich as trustee for various family trusts for which he possesses voting and investment power; 50,627 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr. Helmerich is a trustee for which he possesses voting and investment power; and 44,000 shares held by Helmerich Grandchildren LLC, of which he is a manager and possesses voting and investment power.

(4)
Includes options to purchase, as follows as of January 2, 2024: Helmerich, 48,860 options, Lindsay, 579,405 options, Bell, 129,904 options, Hair, 93,877 options, Smith 17,936 options, Lennox 43,412 options, Zeglis, 32,573 options, Petrie, 32,573 options, Foutch, 32,573 options, Robillard, 32,573 options, Cramton, 12,613 options, Mas, 12,613 options and Bellinger, 2,926 options.

(5)
Includes restricted shares, as follows as of January 2, 2024: Helmerich, 6,296 restricted shares, Lindsay, 148,990 restricted shares, Bell, 35,671 restricted shares, Hair, 41,188 restricted shares, Smith 45,207 restricted shares, Lennox 34,032 restricted shares, Zeglis, 4,197 restricted shares, Petrie, 4,197 restricted shares, Cramton, 4,197 restricted shares, Mas, 4,197 restricted shares, Chariag, 4,197 restricted shares and Killinger, 3,394 restricted shares.

(6)
Includes shares held under our 401(k) Plan, as follows, as of January 2, 2024: Helmerich, 21,058, Lindsay, 9,047, and Bell 1,761.

(7)
Includes options to purchase 1,080,238 shares; 364,512 restricted shares; and 31,866 shares fully vested under our 401(k) Plan.

(8)
The value of Director stock units and restricted stock units under our Director Plan are based on the market price of our common stock and possess dividend equivalent reinvestment rights but are settled in cash; consequently, such stock units are not included in the table. Stock units and restricted stock units are held as follows as of January 2, 2024: Petrie, 8,142 stock units; Foutch, 36,637 stock units and 4,197 restricted stock units; Robillard, 33,231 stock units and 4,197 restricted stock units; Bellinger, 18,395 stock units and 4,197 restricted stock units.

(9)
Does not include performance share units that the Company may settle with common stock within 75 days following December 31, 2023, as follows: Lindsay, 107,428 performance share units; Smith, 32,984 performance share units; Hair, 28,820 performance share units Bell, 25,491 performance share units; and Lennox, 22,832 performance share units.

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General Information
In accordance with our Amended and Restated By-laws (the “By-laws”), the close of business on January 2, 2024, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not close.
As a stockholder of Helmerich & Payne, Inc., you are invited to attend the Annual Meeting of Stockholders on February 27, 2024 (the “Annual Meeting”) and vote on the items of business described in this proxy statement. The proxy is being solicited by and on behalf of the Board of Directors and will be voted at the Annual Meeting.
The Company is pleased to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. The Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials, rather than a paper copy of the proxy statement, proxy, and 2023 Annual Report to Stockholders. The notice contains instructions on how to access the proxy materials, vote, and obtain, if you so desire, a paper copy of the proxy materials.
Important Notice of Electronic Availability of Materials
As permitted by the rules of the SEC, we are making our 2023 Annual Report to Stockholders and this proxy statement available to stockholders electronically via the Internet at the following website: www.proxyvote.com. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice”), which was mailed to most of our stockholders, explains how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice and are receiving the proxy materials in the format requested. The Notice and the proxy materials are first being made available to our stockholders on or about January 17, 2024.
Attendance
If your shares are registered directly in your name with the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered a “beneficial owner” of those shares. Only stockholders of record or beneficial owners of the Company’s common stock may attend the meeting online. All attendees must comply with our standing rules, which will be posted at www.virtualshareholdermeeting.com/HP2024. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting online.
Virtual Meeting Information
Attending the Annual Meeting
You may vote at the Annual Meeting if you were a stockholder of record as of the close of business on January 2, 2024. The Annual Meeting will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit questions during the meeting at www.virtualshareholdermeeting.com/HP2024. We hope that continuing with the virtual format will allow more of our stockholders to participate. You also will be able to vote your shares electronically at the Annual Meeting (other than shares held through our employee benefit plans, which must be voted prior to the Annual Meeting).
To participate in the Annual Meeting, you will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
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The Annual Meeting webcast will begin promptly at 12:00 p.m., Central time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Central time, and you should allow ample time for the check-in procedures.
Stockholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/HP2024. Stockholders who have been provided or obtained a control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each stockholder will be limited to two questions. Questions pertinent to meeting matters that comply with the meeting rules of conduct will be answered during the meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters, irrelevant to the business of the Company, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.
Technical Difficulties During the Annual Meeting
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/HP2024.
Accessing the Annual Meeting Website
All stockholders can visit the Annual Meeting website at www.virtualshareholdermeeting.com/HP2024.
On our Annual Meeting website, you can vote your proxy, submit questions, listen to a live audio webcast of the Annual Meeting on February 27, 2024, access copies of this proxy statement and 2023 Annual Report to Stockholders and other information about the Company, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.
Voting Information
Record Date and Quorum
The holders of a majority of our outstanding common stock entitled to vote at the Annual Meeting must be present online or by proxy for the transaction of business. This is called a “quorum.” Abstentions and broker non-votes (as defined below) will be counted as present for purposes of determining the presence of a quorum at the meeting. At the close of business on January 2, 2024, there were 99,983,704 issued and outstanding shares of our common stock, the holders of which are entitled to one vote per share on all matters. We have no other class of securities entitled to vote at the meeting. Only stockholders of record at the close of business on January 2, 2024, will be entitled to vote at the Annual Meeting.
Submitting Voting Instructions for Shares Held in Your Name (i.e., You are a Stockholder of Record)
You may vote your shares of common stock by telephone or over the Internet, by completing, signing, dating and returning a proxy or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2024 using your control number and voting your shares electronically on February 27, 2024. A properly submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation with respect to Proposals 1, 2, 3, and 4 (i.e., FOR the 11 Director nominees identified in this proxy statement, and FOR Proposals 2, 3, and 4).
Submitting Voting Instructions for Shares Held in Street Name (i.e., You are the Beneficial Owner of Your Shares)
If you are a beneficial owner of shares, you must follow the instructions you receive from your broker or other organization holding your shares on your behalf. If you want to vote online during the Annual Meeting, you must
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obtain a legal proxy from your broker and use your 16-digit control number to attend the Annual Meeting. If you beneficially own shares of common stock and your proxy materials do not include a control number, you should contact the broker or other organization that holds your shares with any questions about obtaining a control number. If you do not submit voting instructions to the organization that holds your shares on your behalf, that organization may still be permitted to vote your shares. Under applicable NYSE rules, the organization that holds your shares may generally vote on routine matters. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions Inc. (“Broadridge”), our independent agent to receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and, provided the broker or nominee has discretionary authority to vote on one or more “routine” proposals at the Annual Meeting, the shares will be treated as broker non-votes with respect to the proposal. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.
Revoking Your Proxy
Any stockholder giving a proxy may revoke it at any time prior to the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders who attend the Annual Meeting online may revoke any proxy previously granted and vote electronically during the Annual Meeting. If you are the beneficial owner of shares held in “street name,” you must follow the instructions of the broker or other organization holding your shares to revoke your voting instructions.
Voting Requirements
The election of Directors will require the affirmative vote of a majority of the votes cast by the shares of common stock voting online or by proxy at the Annual Meeting. A majority of the votes cast means that the number of shares voted FOR a Director must exceed the number of shares voted AGAINST that Director. As a result, abstentions and broker non-votes will not affect the outcome of the election of Directors. Any Director who receives a greater number of votes AGAINST his or her election than votes FOR such election will tender his or her resignation to the Board of Directors in accordance with our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee will consider the resignation and recommend to the Board of Directors whether to accept or reject the resignation. The Board of Directors will consider all factors it deems relevant, make a determination, and publicly disclose its decision within 120 days following the date of the Annual Meeting.
With regard to Proposals 2, 3, and 4, the affirmative vote of a majority of shares of common stock present online or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required for approval. As a result, abstentions and broker non-votes, to the extent any, will have the same effect as a vote AGAINST Proposals 2, 3, and 4.
Each outstanding share of our common stock will be entitled to one vote on each matter considered at the meeting. With regard to Proposal 1, the election of Directors, stockholders may vote FOR or AGAINST a Director nominee or abstain from voting on a Director nominee. The proxies executed and returned (or delivered via telephone, over the Internet, or virtually during the Annual Meeting) can be voted only for the named nominees. With regard to Proposal 2, ratification of the appointment of the Company’s independent auditors, Proposal 3, the advisory vote on executive compensation, and Proposal 4, the vote to approve the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan, a stockholder may vote FOR or AGAINST the matter or abstain from voting on the matter.
Vote Tabulation and Results
Broadridge will tabulate all votes that are received prior to the date of the Annual Meeting. A representative of Broadridge will serve as inspector of election to tabulate all votes and to certify the voting results. We intend to publish the final results of each Proposal in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
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Solicitation of Proxies
We are asking for your proxy for the Annual Meeting and will pay all the costs of asking for stockholder proxies. We can ask for proxies through the mail or by telephone, fax, or in person. We can use our directors, officers and employees to ask for proxies. These people do not receive additional compensation for these services. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies at a base fee of $10,500, plus reasonable out-of-pocket expenses and disbursements. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our stock.
Other Matters
As of this date, management of the Company knows of no business which will come before the Annual Meeting other than that set forth in the notice of the meeting. If any other matter properly comes before the meeting, the persons named as proxies will vote on it in accordance with their best judgment.
Additional Information
Householding of Annual Meeting Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to provide notice to an address shared by two or more stockholders by delivering a single notice to those stockholders. This procedure is referred to as “householding.” We do not household our notice with respect to our stockholders of record. However, if you hold your shares in street name, your intermediary, such as a broker or bank, may rely on householding and you may receive a single notice if you share an address with another stockholder. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the notice, or if you are receiving multiple copies of the notice and wish to receive only one, please notify your broker. Stockholders who currently receive multiple notices at their address and would like to request “householding” of their communications should contact their broker.
Stockholder Proposals and Nominations
Proposals for Inclusion in our 2025 Proxy Materials
SEC rules permit stockholders to submit proposals to be included in our proxy materials if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Exchange Act. For a stockholder proposal to be considered for inclusion in our proxy statement and accompanying proxy for the 2025 Annual Meeting of Stockholders, the proposal must be received by our Corporate Secretary at the address provided below on or before September 19, 2024 and comply with the requirements of Rule 14a-8 under the Exchange Act.
Director Nominations for Inclusion in our 2025 Proxy Materials (Proxy Access)
Our proxy access by-law permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials Director candidates constituting up to the greater of two individuals or 20% of the Board of Directors if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. For the 2025 Annual Meeting of Stockholders, notice of a proxy access nomination must be received by our Corporate Secretary at the address provided below during the period beginning August 20, 2024, and ending September 19, 2024.
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Other Proposals or Nominations to be Brought Before our 2025 Annual Meeting
Our By-laws permit a stockholder of record to propose items of business and/or nominate Director candidates that are not intended to be included in our proxy materials if the stockholder complies with the procedures set forth in our advance notice by-law. For the 2025 Annual Meeting of Stockholders, notice of such proposals or nominations must be received by our Corporate Secretary at the address provided below during the period beginning October 30, 2024, and ending November 29, 2024.
Address for Submission of Notices and Additional Information
All stockholder nominations or proposals of other items of business to be considered by stockholders at the 2025 Annual Meeting of Stockholders (whether or not intended for inclusion in our proxy materials) must be submitted in writing to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 1437 South Boulder Avenue, Suite 1400 Tulsa, Oklahoma 74119
In addition, both the proxy access and the advance notice provisions of our By-laws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our By-laws.
Annual Report on Form 10-K
Paper copies of the Annual Report on Form 10-K for fiscal 2023 may be obtained without charge from the Company, and paper copies of exhibits to the Annual Report on Form 10-K for fiscal 2023 are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of Investor Relations by mail at 1437 South Boulder Ave., Suite 1400, Tulsa, Oklahoma 74119, or by email at investor.relations@hpinc.com.
By Order of the Board of Directors,
William H. Gault
Corporate Secretary
Dated: January 17, 2024

APPENDIX A — HELMERICH & PAYNE, INC. 2024 OMNIBUS INCENTIVE PLAN
Section 1.    Purpose of Plan.
The name of this Plan is the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan (the “Plan”). The purposes of the Plan are to provide an additional incentive to selected officers, employees, consultants and non-employee directors of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities, and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.    Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)       “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b)       “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
(c)       “Authorized Individual” has the meaning set forth in Section 3(c) hereof.
(d)       “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.
(e)       “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
(f)       “Base Price” has the meaning set forth in Section 8(b) hereof.
(g)       “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(h)       “Board” means the Board of Directors of the Company.
(i)       “Business Combination” has the meaning set forth in the definition of Change in Control in Section 2(m).
(j)       “Cash Award” means an Award granted pursuant to Section 12 hereof.
(k)       “Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means termination of employment for one of the following reasons: (i) the conviction of the employee of a felony by a federal or state court of competent jurisdiction; (ii) an act or acts of dishonesty taken by the employee and intended to result in substantial personal enrichment of the employee at the expense of the Company; or (iii) the employee’s willful failure to follow a direct, reasonable and lawful written order from his supervisor, within the reasonable scope of the employee’s duties, which failure is not cured within 30 days, provided that no act or failure to act on the employee’s part shall be deemed “willful” for this purpose unless done, or omitted to be done, by the employee not in good faith and without reasonable belief that the employee’s action or omission was in the best interest of the Company.
(l)       “Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event,
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(ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares, or other property), share split, reverse share split, subdivision or consolidation, (iii) combination or exchange of shares, or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
(m)      “Change in Control” means an event set forth in any one of the following paragraphs shall have occurred:
(i)   The acquisition after the Effective Date by any Person of Beneficial Ownership of 20% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition previously approved by at least a majority of the members of the Incumbent Board (as such term is hereinafter defined), (E) any acquisition approved by at least a majority of the members of the Incumbent Board within five business days after the Company has notice of such acquisition, or (F) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2), and (3) of subsection (iii) of this definition of Change in Control; or
(ii)   Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, appointment or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii)   Consummation of a reorganization, share exchange, or merger (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 70% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such Business Combination, or were elected, appointed or nominated by the Board; or
(iv)   (1) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, or (2) consummation of the sale or other disposition of all or substantially all of the assets of
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the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such sale or other disposition of assets of the Company, or were elected, appointed or nominated by the Board.
Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (y) if all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change in Control event that is not a “change in control event” described in Treasury Regulation Section 1.409A-3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change in Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated.
(n)       “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(o)       “Committee” means the Human Resources Committee of the Board or such other committee or subcommittee the Board may appoint to administer the Plan. Unless the Board determines otherwise, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Shares are traded.
(p)       “Common Shares” means the common shares, par value U.S. $0.10 per share, of the Company.
(q)       “Company” means Helmerich & Payne, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(r)        “Disability” means the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined in the sole discretion of the Administrator.
(s)       “Effective Date” has the meaning set forth in Section 19 hereof.
(t)       “Eligible Recipient” means an officer, employee, consultant, or non-employee director of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, that an Eligible Recipient of an ISO means an individual who is an employee of the Company, a “parent corporation” (as such term is defined in Section 424(e) of the Code) of the Company or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company.
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(u)       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(v)       “Executive Officer” means an officer of the Company who is subject to the liability provisions of Section 16 of the Exchange Act.
(w)      “Exercise Price” means, with respect to any Option, the per Share price at which a holder of such Option may purchase Common Shares issuable upon the exercise of such Option.
(x)      “Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Share or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date (or if such date is not a trading day, on the last preceding date on which there was a sale of a Common Share or other security on such exchange), or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for the Common Share or other security in such over-the-counter market on such day (or, if none, for the last preceding date on which there was a sale of a Common Share or other security in such market).
(y)       “Free Standing Right” has the meaning set forth in Section 8(a) hereof.
(z)       “Grant Year” means the annual period commencing on the date of the Company’s annual meeting of shareholders and concluding on the day immediately preceding the next annual meeting of shareholders, or such other period as the Administrator may determine in its discretion.
(aa)     “Good Reason” in respect of any Change in Control has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” means termination of employment for one of the following reasons: (i) the assignment to the employee of any duties inconsistent in any respect with the employee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held immediately prior to the Change in Control, or any other action by the Company (or successor or Affiliate) which results in a diminution in such position, compensation, benefits, authority, duties or responsibilities; (ii) any reduction in the employee’s annual base salary or annual bonus opportunity, in each case as in effect immediately prior to the Change in Control; (iii) the employee being required to be based at any office or location that is more than 25 miles from the office or location at which the employee was based immediately prior to the Change in Control, except for periodic travel reasonably required in the performance of the employee’s responsibilities; or (iv) any reduction by more than 10% in the overall level of the employee’s benefits (as in effect immediately prior to the Change in Control) under the Company’s (or its successors’ or Affiliate’s) group life insurance, medical, health, accident, disability, incentive, savings, and retirement plans including all tax qualified and nonqualified plans or programs.
(bb)     “Incumbent Board” has the meaning set forth in the definition of Change in Control in Section 2(m).
(cc)       “ISO” means an Option intended to be and designated as, and that satisfies the requirements to be, an “incentive stock option” within the meaning of Section 422 of the Code.
(dd)     “Nonqualified Stock Option” means an Option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO, as such requirements are set forth in Section 422 of the Code.
(ee)     “Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(ff)       “Other Share-Based Award” means an Award granted pursuant to Section 10 hereof.
(gg)     “Outstanding Company Common Stock” has the meaning set forth in the definition of Change in Control in Section 2(m).
(hh)     “Outstanding Company Voting Securities” has the meaning set forth in the definition of Change in Control in Section 2(m).
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(ii)       “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, any permitted assigns, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(jj)        “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(kk)       “Plan” has the meaning set forth in Section 1 hereof.
(ll)        “Prior Plan” means the Helmerich & Payne, Inc. 2020 Omnibus Incentive Plan, as amended and restated effective as of January 14, 2022.
(mm)    “Related Right” has the meaning set forth in Section 8(a) hereof.
(nn)     “Restricted Shares” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
(oo)     “Restricted Share Unit” means the right, granted pursuant to Section 9 hereof, to receive the Fair Market Value of a Common Share or, in the case of an Award denominated in cash, to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
(pp)     “Retirement” means the termination of a Participant’s employment and the Participant both (i) has attained age 55 and (ii) has 15 or more continuous years of service as a full-time employee of the Company, a Subsidiary or Affiliate.
(qq)     “Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
(rr)       “Securities Act” means the Securities Act of 1933, as amended from time to time.
(ss)       “Shares” means Common Shares reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.
(tt)       “Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
(uu)     “Share Bonus” means a bonus payable in fully vested Common Shares granted pursuant to Section 11 hereof.
(vv)       “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(ww)     “Transfer” has the meaning set forth in Section 17 hereof.
Section 3.    Administration; Minimum Vesting.
(a)        The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b)        Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(i)  to select those Eligible Recipients who shall be Participants;
(ii)  to determine whether and to what extent Awards are to be granted hereunder to Participants;
(iii)  to determine the number of Shares to be covered by each Award granted hereunder;
(iv)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including (1) the restrictions applicable to Restricted Shares or Restricted
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Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (2) the performance goals and periods applicable to Awards, (3) the Exercise Price of each Option and the Base Price of each Share Appreciation Right, (4) the vesting schedule applicable to each Award, (5) the number of Shares or amount of cash or other property subject to each Award and (6) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles);
(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(vi)   to determine the Fair Market Value in accordance with the terms of the Plan;
(vii)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;
(viii)   to determine the impact of leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, on Awards, both with regard to vesting schedule and termination;
(ix)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(x)   to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and
(xi)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)       To the extent permitted by applicable law, the Board may, by resolution, authorize one or more officers or employees (each, an “Authorized Individual”) to do one or both of the following on the same basis as (and as if the Authorized Individual for such purposes were) the Administrator: (i) designate Eligible Recipients to receive Awards and (ii) determine the size and terms and conditions of any such Awards; provided, however, that (1) the Board shall not delegate such responsibilities to any individual for Awards granted to an Eligible Recipient who is an Executive Officer, a non-employee director of the Company, or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act, and (B) the resolution providing for such authorization shall set forth the total number of Common Shares the Authorized Individual may grant during any period. The Authorized Individual(s) shall report periodically to the Board or Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
(d)       Subject to Section 5 hereof, neither the Board nor the Committee shall have the authority to (i) reduce the exercise price of any Award or take any other action that is treated as a re-pricing under generally accepted accounting principles or (ii) cancel any Award with an exercise, base or purchase price in exchange for cash, property, other Awards or Awards with a lower exercise, base or purchase price without first obtaining the approval of the Company’s shareholders.
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(e)       Options shall not be granted under the Plan in consideration for, and shall not be conditioned upon the delivery of, Common Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(f)        Any Award granted hereunder shall provide for a vesting period or performance period, as applicable, of at least one year following the date of grant. Notwithstanding the preceding sentence, Awards representing a maximum of five percent of the Shares reserved for issuance under Section 4(a) hereof may be granted hereunder without any such minimum vesting condition. Notwithstanding the provisions of this Section 3(f), the Administrator may accelerate the vesting of or waive restrictions on Awards in whole or in part in the case of a Participant’s death, Retirement, Disability or upon a Change in Control.
(g)       Unless otherwise provided in an Award Agreement: (i) if a Participant’s employment with the Company, a Subsidiary or an Affiliate terminates as a result of death, Disability, or Retirement, the Participant (or personal representative in the case of death) shall be entitled to exercise all or any part of any (1) vested ISO for a period of up to three months from such date of termination (one year in the case of death or Disability in lieu of the three- month period), or (2) a Share Appreciation Right or vested Option that is not an ISO during the remaining term; (ii) if a Participant’s employment terminates for any other reason, the Participant shall, except where an Award is subject to a clawback or recoupment provision of applicable law or an Award Agreement, be entitled to exercise all or any part of any vested Option or Share Appreciation Right for a period of up to three months from such date of termination. In no event shall any Option or Share Appreciation Right be exercisable past the term established in the Award Agreement. Any vested Option or Share Appreciation Right which is not exercised before the earlier of (A) the dates provided above or other applicable date provided in the Award Agreement or (B) its term shall expire. Unless otherwise accelerated or where an Award Agreement or the Administrator provides for continued vesting after termination of employment, all unvested Awards shall be forfeited upon termination of employment.
(h)       All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
Section 4.    Shares Reserved for Issuance; Certain Limitations.
(a)       The aggregate number of Common Shares reserved for issuance under the Plan shall be equal to the sum of (i) 250,000 plus (ii) any Common Shares that remain available for issuance under the Prior Plan as of the Effective Date plus (iii) any Common Shares subject to an outstanding award under the Prior Plan as of the Effective Date that are not issued after the Effective Date because such award is forfeited, cancelled, exchanged or surrendered or if such award otherwise terminates or expires without a distribution of Common Shares with Common Shares subject to any such award of restricted shares, restricted share units, share bonuses and other share-based awards outstanding under the Prior Plan as of the Effective Date added as two Common Shares for each Common Share subject to such award and Common Shares subject to such awards of options or share appreciation rights added as one Common Share for each Common Share subject to such award.
(b)       The total compensation paid to any one non-employee director during any Grant Year shall not exceed $700,000, including the aggregate Fair Market Value on the date of grant of Shares subject to Awards granted under this Plan and any cash compensation paid or payable. The limitation described in this section shall be determined without regard to amounts paid to a non-employee director during or for any period in which such individual was an employee or consultant, and any severance and other payments paid to a non-employee director for such director’s prior or current service to the Company or any Affiliate other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled.
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(c)       A total of 1,000,000 of the Common Shares available for issuance under the Plan may be made subject to an Award that is an ISO.
(d)       Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award under the Plan, are forfeited, cancelled, exchanged or surrendered or if such an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award, shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Share Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Common Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not again be available for subsequent Awards under the Plan, and notwithstanding that a Share Appreciation Right is settled by the delivery of a net number of Common Shares, the full number of Common Shares underlying such Share Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in Common Shares, but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.
Section 5.    Equitable Adjustments.
(a)       In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Common Shares reserved for issuance under the Plan and the maximum number of Common Shares or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Common Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
(b)       Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Common Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
(c)       With respect to ISOs, any adjustment pursuant to this Section 5 shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder.
(d)       The determinations made by the Administrator, pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.    Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals who qualify as Eligible Recipients.
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Section 7.    Options.
(a)       General.   Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option, the provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. No Option granted hereunder shall be an ISO unless it is designated as such in the applicable Award Agreement and satisfies the applicable requirements set forth in Section 422 of the Code.
(b)       Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, in no event shall the exercise price of an Option be less than 100% of the Fair Market Value of the related Common Shares on the date of grant.
(c)       Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than 10 years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)       Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e)       Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f)       ISOs.   The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan.
(i)   ISO Grants to 10% Shareholders.   Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than 10% of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five years from the time of grant of such ISO and the Exercise Price shall be at least 110% of the Fair Market Value of the Shares on the date of grant.
(ii)   $100,000 Per Year Limitation For ISOs.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(iii)   Disqualifying Dispositions.   Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any
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Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (1) two years after the date of grant of the ISO and (2) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g)       Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.
(h)       Termination of Employment or Service.   Subject to Section 3(f) hereof, in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
Section 8.    Share Appreciation Rights.
(a)       General.   Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)       Base Price.   Each Share Appreciation Right shall be granted with a base price that is not less than 100% of the Fair Market Value of the related Common Shares on the date of grant (such amount, the “Base Price”).
(c)       Awards; Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Common Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16 hereof.
(d)       Exercisability.
(i)   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement (which may include achievement of performance goals).
(ii)   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.
(e)       Consideration Upon Exercise.
(i)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (1) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (2) the number of Shares in respect of which the Free Standing Right is being exercised.
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(ii)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (1) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (2) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(iii)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
(f)        Termination of Employment or Service. Subject to Section 3(f) hereof:
(i)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement; and
(ii)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(g)       Term.
(i)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than 10 years after the date such right is granted.
(ii)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than 10 years after the date such right is granted.
Section 9.    Restricted Shares and Restricted Share Units.
(a)       General.   Restricted Shares and Restricted Share Units may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time prior to which Restricted Shares or Restricted Share Units become vested and free of restrictions on Transfer (the “Restricted Period”); the performance goals (if any) upon whose attainment the Restricted Period shall lapse in part or full; and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, performance goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant. The provisions of Restricted Shares or Restricted Share Units need not be the same with respect to each Participant.
(b)       Awards and Certificates.
(i)   Except as otherwise provided in Section 9(b)(3) hereof, (1) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (2) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.
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(ii)   Subject to Section 9(e) below, with respect to Restricted Share Units, at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of Common Shares underlying the Award of Restricted Share Units.
(iii)   Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.
(iv)   Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Shares shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
(c)       Restrictions and Conditions.   The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to any restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter. Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares. The Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that Common Shares in respect of the related Restricted Share Units are delivered to the Participant.
(d)       Termination of Employment or Service.   Subject to Section 3(g) hereof, the rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(e)       Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive an amount of cash per unit that is determined by the Administrator in connection with the Award.
Section 10.   Other Share-Based Awards.
Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Shares, including dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Share Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include achievement of performance goals) and all other terms and conditions of such Other Share-Based Awards.
Section 11.   Share Bonuses.
In the event that the Administrator grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.
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Section 12.   Cash Awards.
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance goals.
Section 13.   Change in Control Provisions.
Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs and (b) either (i) an outstanding Award is not assumed or substituted in connection therewith or (ii) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to 24 months following the Change in Control, then:
(a)       any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and
(b)       the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved.
If the Administrator determines in its sole discretion pursuant to Section 3(f) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.
For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).
Section 14.   Amendment and Termination.
The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Shares are traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.
Section 15.   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 16.   Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements,
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and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, however, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (a) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (b) by delivering already owned unrestricted Common Shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations as determined by the Company (with any fractional share amounts resulting therefrom settled in cash). Such withheld or already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 17.   Transfer of Awards.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof will be valid, except as otherwise expressly provided in an Award Agreement or with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any other purported Transfer of an Award or any economic benefit or interest therein shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of this Section 17 shall not be entitled to be recognized as a holder of any Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 18.   Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 19.   Effective Date.
The Plan was adopted by the Board on January 15, 2024 and shall become effective on the date that it is approved by the Company’s shareholders (“Effective Date”).
Section 20.   Term of Plan.
The Plan will terminate on January 15, 2034, the tenth anniversary of the Board’s adoption of the Plan. No Awards shall be granted pursuant to the Plan on or after such date, but Awards theretofore granted may extend beyond that date.
Section 21.   Securities Matters and Regulations.
(a)       Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and Delaware law, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator in its sole discretion. The Administrator may require, as a condition of the issuance and delivery of certificates
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evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)       Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)       In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, as amended, and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act, as amended, or regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 22.   Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days after filing notice of the election with the Internal Revenue Service.
Section 23.   No Fractional Shares.
No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 24.   Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 25.   Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 26.   Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 27.   Clawback.
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or Company Award Agreement or policy, will be subject to such
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deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, including those promulgated pursuant to Rule 10D-1 under the Exchange Act (or any Award Agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise). No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company or any Subsidiary.
Section 28.   Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six months following such separation from service (or upon death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
Section 29.   Governing Law.
The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Section 30.   Titles and Headings.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
Section 31.   Interpretation.
Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” “herein” and “hereunder” and derivative or similar words refer to this entire Plan; the term “Section” refers to the specified Section of this Plan and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive.
Section 32.   Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
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Section 33.   Relationship to Other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
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HELMERICH & PAYNE, INC.1437 S. BOULDER AVENUESUITE 1400TULSA, OK 74119-3623 SCAN TOVIEW MATERIALS & VOTE Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by11:59 P.M. Eastern Time on February 26, 2024 for shares held directly and by 11:59 P.M. Eastern Time onFebruary 22, 2024 for shares held in an employee benefit plan. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HP2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printedin the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time onFebruary 26, 2024 for shares held directly and by 11:59 P.M. Eastern Time on February 22, 2024 for sharesheld in an employee benefit plan. Have your proxy card in hand when you call and then follow the instructions.**If you vote by Internet or telephone, you do not need to mail back the attached proxy card.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent toreceiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. Tosign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted,indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V27760-P00545 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HELMERICH & PAYNE, INC. The Board of Directors recommends you vote FOR eachdirector nominee listed below in Proposal 1: 1. Election of Directors1. Election of Directors 1b. Belgacem Chariag1a. Delaney M. Bellinger1c. Kevin G. Cramton1d. Randy A. Foutch1e. Hans Helmerich1f. Elizabeth R. Killinger1h. José R. Mas1g. John W. Lindsay 1h. José R. Mas 1i. Thomas A. Petrie 1j. Donald F. Robillard, Jr. 1k. John D. Zeglis 2. Ratification of Ernst & Young LLP as Helmerich & Payne, Inc.'sindependent auditors for 2024.4. Approval of the Helmerich & Payne, Inc. 2024 OmnibusIncentive Plan.3. Advisory vote on executive compensation.The Board of Directors recommends you vote FORProposals 2, 3 and 4.NOTE: Such other business as may properly come before themeeting or any adjournment or postponement thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint ownersshould each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.HELMERICH & PAYNE, INC.Annual Meeting of StockholdersThis proxy is solicited by and on behalf of the Board of DirectorsThe undersigned hereby appoints as his/her proxies, with powers of substitution and revocation, Hans Helmerich, John W. Lindsay, and Cara M. Hair, and each of them (the "Proxies"), to vote all shares of common stock of Helmerich & Payne, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Helmerich & Payne, Inc., to be held virtually via a live webcast at www.virtualshareholdermeeting.com/HP2024,on Tuesday, February 27, 2024, at 12:00 p.m., Central Time, and all adjournments or postponements thereof.THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4. IF ANY OTHER MATTER SHOULD PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED AS PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT.Continued and to be signed on reverse side